UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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MITEK SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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MITEK SYSTEMS, INC.
600 B STREET, SUITE 100
SAN DIEGO, CALIFORNIA 92101
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 6, 2019
TO THE STOCKHOLDERS OF MITEK SYSTEMS, INC.
The annual meeting of stockholders of Mitek Systems, Inc. will be held at 9:00 a.m., local time, on Wednesday, March 6, 2019, at Mitek Systems, Inc. 600 B. Street. Suite 100, San Diego, California 92101, for the following purposes:

1	.
To elect the following seven directors to serve until our 2020 annual meeting of stockholders and until their respective successors have been elected and qualified: Scipio “Max” Carnecchia, William K. “Bill” Aulet, Kenneth D. Denman, James C. Hale, Bruce E. Hansen, Alex W. “Pete” Hart; and Jane J. Thompson;

2	.
To approve an amendment to and restatement of the Mitek Systems, Inc. 2012 Incentive Plan, in order to, among other things, increase the number of shares of our common stock available for future grants under the plan by 1,500,000 shares;

3	.	To ratify the Section 382 Tax Benefits Preservation Plan;

4	.	To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

5	.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement accompanying this notice.

6	.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
These items of business are more fully described in the Proxy Statement accompanying this notice.
Our Board of Directors has fixed the close of business on January 18, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and all adjournments or postponements thereof. A list of these stockholders will be open to examination by any stockholder at the annual meeting and for ten days prior thereto during normal business hours at our executive offices located at 600 B Street, Suite 100, San Diego, California 92101. Enclosed for your convenience is a proxy card which may be used to vote your shares at the annual meeting. The proxy materials, including a proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, are available online at www.proxydocs.com/MITK.
You are invited to attend the annual meeting in person. Even if you expect to attend the annual meeting, it is important that you complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed return envelope (which is postage prepaid if mailed in the United States) in order to ensure that your shares are represented at the annual meeting. Even if you have voted by proxy, you may still revoke such proxy and vote in person if you attend the annual meeting. However, please note that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual meeting, you must obtain a proxy card issued in your name from such record holder.

By Order of the Board of Directors

San Diego, California	Scipio “Max” Carnecchia
January 28, 2019	Chief Executive Officer

MITEK SYSTEMS, INC.
600 B STREET, SUITE 100
SAN DIEGO, CALIFORNIA 92101

PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 6, 2019
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
We sent you this proxy statement (the “Proxy Statement”) and the enclosed proxy card because the Board of Directors (the “Board”) of Mitek Systems, Inc. (sometimes referred to as “we”, “us”, “our”, “Mitek” or the “Company”) is soliciting your proxy to vote at our 2019 annual meeting of stockholders, or any adjournment or postponement thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card or submit your proxy through the Internet or by telephone according to the instructions contained in the enclosed proxy card.
We intend to mail this Proxy Statement and the accompanying materials to all stockholders of record entitled to vote at the Annual Meeting on or about January 31, 2019.
When and where will the Annual Meeting be held?
The Annual Meeting will be held at 9:00 a.m., local time, on Wednesday, March 6, 2019, at Mitek Systems, Inc. 600 B. Street. Suite 100, San Diego, California 92101.
Who can vote at the Annual Meeting and how many votes do I have?
Only stockholders of record at the close of business on January 18, 2019 will be entitled to vote at the Annual Meeting. At the close of business on this record date, there were 38,726,441 shares of common stock outstanding and entitled to vote. With respect to each proposal to be voted upon at the Annual Meeting, you are entitled to one vote for each share of common stock held as of the record date.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on January 18, 2019, your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, NA, then you are the stockholder of record of these shares. As a stockholder of record, you may vote either in person at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card or submit your proxy through the Internet or by telephone by following the instructions provided in the enclosed proxy card to ensure that your vote is counted.
Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If at the close of business on January 18, 2019 your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the Internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card issued in your name from your broker, bank or other agent in whose name the shares are registered prior to the Annual Meeting.
What am I voting on?
There are five matters scheduled for a vote at the Annual Meeting:

•	Election of the seven nominees for director named in this Proxy Statement to serve until our 2020 annual meeting of stockholders and until their respective successors have been elected and qualified;

•
Approval of the amendment to and restatement of our 2012 Incentive Plan (“2012 Plan”) to, among other things, increase the number of shares of common stock available for future grant under the plan by 1,500,000 shares (i.e. from 9,500,000 to 11,000,000 shares) (the “2012 Plan Amendment”);

•	Ratify the adoption of the Section 382 Tax Benefits Preservation Plan;

•	Ratification of the selection of Mayer Hoffman McCann P.C. (“Mayer Hoffman”) as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

•	Approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers as presented in this Proxy Statement.
Will there be any other items of business on the agenda?
Other than the election of directors, the approval of the 2012 Plan Amendment, the ratification of the adoption of the Section 382 Tax Benefits Preservation Plan, the ratification of the selection of Mayer Hoffman as our independent registered public accounting firm, and the advisory vote on the compensation of our named executive officers, the Board knows of no other matters to be presented at the Annual Meeting.  If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:

•	“For” each of the seven nominees for director named in this Proxy Statement;

•	“For” the approval of the 2012 Plan Amendment;

•	“For” the ratification of the adoption of the Section 382 Tax Benefits Preservation Plan;

•	“For” the ratification of the selection of Mayer Hoffman as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

•	“For” the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers as presented in this Proxy Statement.
How do I vote?
With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may “withhold” your vote for any or all of the nominees.  For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting.  The procedures for voting are described below, based upon the form of ownership of your shares.
Stockholder of Record: Shares Registered in Your Name
If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, vote by proxy through the Internet or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

•	To vote by proxy through the Internet, go to the website address set forth on the enclosed proxy card and follow the instructions provided at the website.

•	To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card under the heading “Vote by Phone” using a touch-tone phone and follow the recorded instructions.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Standard Time on Tuesday, March 5, 2019, to be counted. If you are a stockholder of record and attend the Annual Meeting in person, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive and any previous proxy that you submitted, whether by mail, Internet or telephone, will be superseded by the vote that you cast in person at the Annual Meeting. If you have any questions regarding how to submit your proxy or vote your shares at the Annual Meeting, please call our Corporate Secretary at (619) 269-6800.
We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. To ensure that your vote is counted, simply complete, sign, date and mail the proxy card or, if provided by your agent, follow the instructions for submitting your proxy through the Internet or by telephone. To vote in person at the Annual Meeting, you must obtain a proxy card issued in your name from your broker, bank or other agent in whose name the shares are registered prior to the Annual Meeting. Follow the instructions from your broker, bank or other agent included with these proxy materials or contact your broker, bank or other agent to request a proxy card.
Who is paying for this proxy solicitation?
We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile or by electronic mail by our directors, officers or other employees. Our directors, officers or other employees will not receive additional compensation for soliciting proxies. We may request that any person holding stock in their name for the benefit of others, such as a broker, bank or other agent, forward the proxy materials to such beneficial owners and request authority to execute the proxy. We will reimburse any such broker, bank or other agent for their expenses in connection therewith.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You may change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to such proposal at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•
You may submit another properly completed proxy with a later date by mail, through the Internet or by telephone (your latest Internet or telephone instructions submitted prior to the deadline will be followed);

•
You may send a written notice that you are revoking your proxy to our Corporate Secretary at Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Corporate Secretary by no later than the close of business on Tuesday, March 5, 2019; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held of record by a broker, bank or other agent, you must contact such record holder to revoke any prior voting instructions or obtain a proxy card issued in your name from such record holder in order to vote in person at the Annual Meeting. Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.
Votes will be counted by the inspector of elections appointed for the Annual Meeting.
How are my shares voted if I give no specific instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•	“For” each of the seven nominees for director named in this Proxy Statement;

•	“For” the approval of the 2012 Plan Amendment;

•	“For” the ratification of the adoption of the Section 382 Tax Benefit Preservation Plan;

•	“For” the ratification of the selection of Mayer Hoffman as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

•	“For” the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers as presented in this Proxy Statement.
This general authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and you do not provide specific voting instructions, your shares will be voted as recommended by the Board.
If your shares are held of record by a broker, bank or other agent, see “What is a broker non-vote?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.
What is a broker non-vote?
Under rules that govern brokers, banks and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own the shares, such record holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”), but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Accordingly, a broker may submit a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote on non-discretionary matters with respect to which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”
What are the voting requirements that apply to the proposals discussed in this Proxy Statement?
The election of directors contemplated by Proposal No. 1 will be decided by a plurality of the votes cast.  Accordingly, the seven director nominees receiving the highest number of votes will be elected. The approval the 2012 Plan Amendment contemplated by Proposal No. 2, the ratification of the adoption of the Section 382 Tax Benefits Preservation Plan contemplated by Proposal No. 3, the ratification of the selection of Mayer Hoffman as our independent registered public accounting firm contemplated by Proposal No. 4 and approval, on an advisory (non-binding) basis, of the compensation of our named executive officers contemplated by Proposal No. 5 each requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Annual Meeting.
What is the effect of withhold authority votes, abstentions and broker non-votes?
Withhold Authority Votes: Shares subject to instructions to withhold authority to vote on the election of directors will not be voted. This will have no effect on Proposal No. 1—Election of Directors because, under plurality voting rules, the seven director nominees receiving the highest number of “for” votes will be elected.
Abstentions:  Under Delaware law (under which Mitek is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting.  Therefore, abstentions will have the same effect as a vote “against”, Proposal No. 2—Approval of the 2012 Plan Amendment, Proposal No. 3—Ratification of the Adoption of the Section 382 Tax Benefits Preservation Plan, Proposal No. 4—Ratification of the Selection of our Independent Registered Public Accounting Firm and Proposal No. 5—Approval, on an Advisory (Non-Binding) Basis, of the Compensation Paid to our Named Executive Officers.  However, abstentions will have no effect on Proposal No. 1—Election of Directors because under the plurality voting rules, the seven director nominees receiving the highest number of “for” votes will be elected.
Broker Non-Votes:  As a result of a change in the rules related to discretionary voting and broker non-votes, brokers, banks and other agents are no longer permitted to vote the uninstructed shares of their clients on a discretionary basis in the election of directors.  Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting with respect to “non-discretionary” matters, they will have no effect on the outcome of the vote on Proposal No. 1—Election of Directors.  Proposal No. 2—Approval of the 2012 Plan Amendment, No. 3—Ratification of the Adoption of the Section 382 Tax Benefits Preservation Plan, and Proposal No. 5—Approval, on an Advisory (Non-Binding) Basis, of the Compensation Paid to our Named Executive Officers, are considered “non-discretionary” matters on which your broker, bank or other agent will not be able to vote on your behalf if it does not receive instructions from you and, therefore, there may be broker non-votes on Proposal Nos. 2, 3, and 5.  If you hold your shares in street name and you do not instruct your broker, bank or other agent how to vote your shares on Proposal Nos. 1, 2, 3 and 5, no votes will be cast on your behalf on these proposals.  Therefore, it is important that you indicate your vote on these proposals if you want your vote to be counted.  Proposal No. 4—Ratification of the Selection of our Independent Registered Public Accounting Firm is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you and, therefore, no broker non-votes are expected to exist in connection with Proposal No. 4.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the shares of our common stock outstanding on the record date are present either in person or by proxy at the Annual Meeting.  At the close of business on January 18, 2019, the record date for the Annual Meeting, there were 38,726,441 shares of common stock outstanding.  Thus, a total of 38,726,441 shares are entitled to vote at the Annual Meeting and holders of common stock representing at least 19,363,221 votes must be represented at the Annual Meeting either in person or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting.  Votes withheld from a director nominee and abstentions will be counted as present for purposes of establishing the required quorum.  Broker non-votes will be counted as present for purposes of establishing the required quorum.  If there is no quorum, the chairman of the meeting or a majority of the shares present in person or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.
I have also received a copy of the Company’s Annual Report on Form 10-K. Is that a part of the proxy materials?
Our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 (the “Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2018, accompanies this Proxy Statement. This document constitutes our Annual Report to Stockholders and is being made available to all stockholders entitled to receive notice of and to vote at the Annual Meeting. Except as otherwise stated, the Form 10-K is not incorporated into, and is not part of, this Proxy Statement and should not be considered proxy solicitation material.
How can I find out the results of the voting at the Annual Meeting?
Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Current Report on Form 8-K”) that we will file with the Securities and Exchange Commission (“SEC”) within four business days of the date of the Annual Meeting. In the event the results disclosed in the Current Report on Form 8-K are preliminary, we will subsequently amend the Current Report on Form 8-K to report the final voting results within four business days of the date that such results are known.
When are stockholder proposals due for next year’s annual meeting of stockholders?
Stockholders may submit proposals regarding matters appropriate for stockholder action for consideration at our next annual meeting of stockholders consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our second amended and restated bylaws (the “Bylaws”). To be considered for inclusion in the proxy materials for our 2020 annual meeting of stockholders, a stockholder proposal, including a proposal for the nomination of directors, must be submitted in writing no later than October 3, 2019 to our Corporate Secretary at Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Corporate Secretary. Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in our 2020 proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on December 7, 2019, nor earlier than November 7, 2019, subject to certain exceptions. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Background
Pursuant to our Bylaws, the Board has fixed the number of authorized directors at seven. The seven director nominees receiving the highest number of votes at the Annual Meeting will be elected to the Board, to serve until our next annual meeting of stockholders and until their successors have been duly elected and qualified.
Unless authorization to do so is withheld, it is intended that the persons named in this Proxy Statement will vote for the election of the seven director nominees proposed by the Board. All incumbent directors have been recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) as nominees for re-election to the Board. If any of the director nominees should become unavailable for election prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board.

Specific Skills and Attributes to Be Represented on the Board

In consultation with our outside advisors, we have undertaken a review of the skills and attributes most critical for our Board of Directors to possess and evaluated each member of our current Board based on these qualities.

The areas in which each Board member is most equipped to provide leadership are noted in their individual biographies. It is important to note that not every Board member needs to be a leader in every area, nor does leadership in a larger number of areas make a Board member “better”; it is only critical that each quality is represented on our Board.

Skills and Attributes	Importance to Mitek
Industry knowledge
Mitek benefits from significant trends across several sectors including financial services, e-commerce, mobile, cellular, identity solutions and technology. Relevant industry expertise helps identify areas for growth or improvement as well as to craft the best business responses to market conditions.

Product marketing & sales
Mitek operates in competitive sectors and seeks to quickly launch and grow share across its products. Product and marketing expertise helps in bringing new products to market & creating new markets as well as organizational design & delivery to achieve high revenue growth.

Strategic planning
Mitek operates in a highly dynamic field. Board members who have experience making strategic decisions for companies of various sizes, in various industries and at various stages in their development aid our continued high performance.

Technology leadership	The specific nature of Mitek’s businesses makes the ability to assess its technological competitiveness crucial.
Operational excellence	Strong management and a commitment to high performance are critical to maintaining and growing Mitek’s competitive position.
HR, compensation and succession planning	Mitek’s competitiveness depends on its ability to recruit and retain top-tier talent and to plan for its long-term needs.
Investor relations and fund-raising ability	The ability to explain Mitek’s story to the market is critical to maximizing shareholder value and ensuring the company has adequate access to capital.
Financial expertise	An understanding of Mitek’s financial position and outlook is essential to making informed strategic decisions for the Company.
Corporate governance knowledge	Expertise in corporate governance supports assessment of the effectiveness of Mitek’s Board and proposing any necessary changes.

Skills and Attributes	Importance to Mitek
Mergers & acquisitions (M&A) experience	Ability to evaluate M&A opportunities is essential to delivering shareholder value.
Diverse perspective
Diversity in perspective, background and experience is critical to our ability to serve our customers, identify opportunities and address problems. A demonstrated commitment to diversity of backgrounds and experiences is crucial to our ability to attract and retain talent.

Global experience	Success in our industry requires constant expansion to new markets, and our Board members need to be equipped to evaluate the state of our business in global markets.
The following table includes the names and certain information about the nominees for director. All of the nominees named below have consented to being named herein and to serve on the Board, if elected.

Name	Age	Position
Scipio “Max” Carnecchia	56	Chief Executive Officer and Director
William K. “Bill” Aulet(1)(3)	61	Director
Kenneth D. Denman(1)	60	Director
James C. Hale(1)(2)	66	Director
Bruce E. Hansen(1)(3)	59	Director and Chairman of the Board
Alex W. “Pete” Hart(2)(3)	78	Director
Jane J. Thompson (2)(3)	67	Director

(1)	Member of the Audit Committee of the Board (the “Audit Committee”)

(2)	Member of the Compensation Committee of the Board (the “Compensation Committee”)

(3)	Member of the Nominating and Governance Committee
Scipio “Max” Carnecchia..  Mr. Carnecchia has served as the Chief Executive Officer and as a director of the Company since November 2018. From October 2017 until July 2018, Mr. Carnecchia served as the Chief Executive Officer and board member of Illuminate Education, Inc. the market-leading Software as a Services education platform. Prior to Illuminate, Mr. Carnecchia was the President and Chief Executive Officer of Accelrys, Inc. and has also served on the Accelrys Board from 2009 until its acquisition in 2014. After the acquisition, Mr. Carnecchia continued to service as Chief Executive Officer of that business, which was renamed BIOVIA. Mr. Carnecchia previously served as President of Interwoven, Inc., a content management software company, which was acquired by Autonomy Corporation plc in January 2009. Prior to joining Interwoven, Mr. Carnecchia served as Vice President of Global Sales of Xoriant Corporation, a software product development company, from April 2000 to January 2001 and as Vice President of Sales and Services of SmartDB Corporation, a provider of data integration toolkits for systems integrators and IT organizations, from September 1996 to February 2000. Mr. Carnecchia has demonstrated significant leadership skills in his CEO roles at Accelrys , BIOVIA and Illuminate Education, Inc. and as Vice President of Xoriant and SmartDB and brings more than two decades of high technology experience to his position on the Board. During the past five (5) years, Mr. Carnecchia has served as a member of the boards of directors of: Guidance Software, Inc.; Agilysys, Inc.; and Accelrys, Inc. Mr. Carnecchia holds a Bachelor of Engineering in Electrical Engineering from The Stevens Institute of Technology. Mr. Carnecchia’s extensive knowledge of the industry in which we operate, as well as his unique role in the day-to-day operations of the Company as our Chief Executive Officer allows him to bring to the Board a broad understanding of the operational and strategic issues facing the Company.

Skills and attributes: Industry knowledge; product marketing & sales; strategic planning; technology leadership; operational excellence; investor relations and fundraising ability; M&A experience; global experience
William K. “Bill” Aulet.  Mr. Aulet has served as a director since January 2015.  Since 2017, Mr. Aulet has been a Professor of the Practice at the MIT Sloan School of Management. Since 2009, he has served as the managing director in the Martin Trust Center for MIT Entrepreneurship at MIT.  From 2005 to 2009, Mr. Aulet was a Senior Lecturer and Entrepreneur in Residence at the MIT Sloan School of Management.  From 2003 to 2005, he served as Senior Vice President and Chief Financial Officer of Viisage Technology, a security technology company with a dual focus in the areas of drivers’ licenses and facial recognition.  From 1996 to 2002, he served as President and Director of SensAble Technologies, a provider of force-feedback haptic devices and touch-enabled 3D modeling software solutions.  Prior to joining SensAble, Mr. Aulet started his career at IBM as a Systems Engineer and then was rapidly promoted through various jobs where he gained training and experience in technical, marketing, sales, financial and international business operations and management.  His last job with IBM was the Finance and Planning Manager for the IBM New England Region.  Mr. Aulet holds a bachelor’s degree in engineering from Harvard University and a Masters in Management Science from the

MIT Sloan School of Management.  Mr. Aulet is a member of the board of directors of XLhybrids, a private company based in Massachusetts.  Mr. Aulet is also a visiting Professor at University of Strathclyde (Scotland) as well as a 2018 Nannerl Keohane Distinguished Visiting Professor at the University of North Carolina at Chapel Hill and Duke University.  Mr. Aulet’s experience in technology entrepreneurship, and specifically his experience in document and facial recognition, makes him well qualified to serve on the Board.  Mr. Aulet is the author of the award winning international best selling book, Disciplined Entrepreneurship, and its companion book, the Disciplined Entrepreneurship Workbook.

Skills and attributes: Industry knowledge; Product marketing & sales; strategic planning; technology leadership; operational excellence; investor relations and fundraising ability; financial expertise; corporate governance knowledge; M&A experience; global experience
Kenneth D. Denman.  Mr. Denman has served as a director since December 2016. Ken is currently a Venture Partner with Sway Ventures. From 2012-2016, he served as President and CEO of Emotient, Inc., an innovative venture-backed software startup that built an artificial intelligence-based platform for measuring facial expressions, leveraging computer vision, deep learning, and behavioral & cognitive science to predict emotions. Emotient was acquired by Apple in January of 2016. Mr. Denman also served as CEO at Openwave from 2008-2011. In that capacity, he smoothly directed the Nasdaq listed mobile middleware technology company through a major strategy transition. Prior to his role at Openwave, Mr. Denman was CEO at iPass from 2001-2008. There, Mr. Denman led a successful IPO in 2003. He has also served as Senior Vice President for MediaOne, leading a significant portion of this top 4 cable operator’s US operations. Prior to that role he served as COO-Wireless at MediaOne, in a London based ex-pat role, leading multi-national wireless ventures. In addition to his role at Mitek, Mr. Denman currently serves as a Board Member of Costco Wholesale, Motorola Solutions and LendingClub. In September 2012, Mr. Denman was appointed to the Edward V. Fritzky Endowed Chair in Leadership at the University of Washington’s Foster School of Business, as a Visiting Professor. Ken is also a board member of the UW Foster School of Business and is also a member of the board of directors of the UW Foundation. Ken holds an MBA in Finance and International Business from the University of Washington and a B.S. in accounting from Central Washington University. Mr. Denman’s qualifications to serve on our Board include his rich knowledge of best governance practices and his experience as a leading technology CEO with strategic and operational experience across software, artificial intelligence, wireless, and enterprise applications.

Skills and attributes: Industry knowledge; strategic planning; technology leadership; investor relations and fundraising ability; financial expertise; corporate governance knowledge; mergers and acquisitions; diverse perspective; global experience
James C. Hale.  Mr. Hale has served as one of our Directors since November 2014. Prior to joining our board, Mr. Hale served on our advisory board from September 2012 until November 2014. Mr. Hale has launched and grown multiple businesses that leveraged his vision of the evolving financial services marketplace, knowledge of emerging financial technologies, and global network at top financial service companies built over several decades in commercial and investment banking. Since 2011, Mr. Hale has been advising growth companies as a consultant at Columbus Strategic Advisors, LLC, a firm he co-founded. In 1998, Mr. Hale co-founded and served as Senior Managing Member and Chief Executive Officer of Financial Technology Ventures, now FTV Capital, an investment firm specializing in venture capital and private growth equity investments in financial technology companies worldwide, where he is currently a Partner Emeritus. From 1982 to 1998, Mr. Hale was with BancAmerica Securities (formerly Montgomery Securities) where he was the Senior Managing Partner and Head of the Financial Services Group, a practice that he founded. From 2015, Mr. Hale has served as a director and risk committee chairman of ACI Worldwide (NASDAQ: ACIW), a global software company, and as a director of Visual Edge Technology, a national provider of office technology solutions. From 2014, Mr. Hale has served as a director and audit committee chairman of Bank of Marin Bancorp (NASDAQ: BMRC), an independent commercial and retail bank in Northern California. Mr. Hale was a director of ExlService Holdings, Inc. (NASDAQ: EXLS), a business process outsourcing company, from 2001 to 2009 and a director and board chairman of Official Payments (NASDAQ: OPAY), a global electronic payments software company, from 2010 to 2014. In addition, Mr. Hale was a director of the State Bank of India (California), a California state chartered bank, and Public Radio International, a media company, among other private company boards. He holds a B.S. in Finance and Accounting from the University of California, Berkeley, an M.B.A. from Harvard Business School, and is a Certified Public Accountant (inactive). Mr. Hale is well qualified to serve on our Board of Directors due to his 35 years of management experience in the banking, payments, financial services and technology industries and his expertise and his experience as a corporate director and board chairman of other public and private companies.

Skills and attributes: Industry knowledge; strategic planning; technology leadership; investor relations and fundraising ability; financial expertise; corporate governance knowledge; M&A experience; global experience
Bruce E. Hansen.  Mr. Hansen has served as a director since October 2012, as our lead independent director from March 2016 until September 2018, and as our Chairman since September 2018. From August 2018 until the hiring of our new Chief Executive Officer in November 2018, Mr. Hansen served as our Principal Executive Officer. From October 2010 until October 2012 he served as a member of our advisory board.  In 2002, he co-founded ID Analytics Inc., a consumer risk management company, and served as its Chairman and Chief Executive Officer from its inception until it was acquired by LifeLock, Inc. in March 2012.  Prior to founding ID

Analytics, he was President at HNC Software Inc., a global provider of analytic software solutions for financial services, telecommunications and healthcare firms, from 2000 to 2002.  Mr. Hansen’s previous experience also includes the role of Chief Executive Officer of the Center for Adaptive Systems Applications and executive roles at CitiCorp (now CitiGroup), Automatic Data Processing (ADP) and Chase Manhattan Bank (now JP Morgan Chase).  He currently serves as a member of the board of directors of Verisk Analytics, Performant Financial Corporation, and RevSpring, Inc.  Mr. Hansen holds a B.A. in economics from Harvard University and an M.B.A. from the University of Chicago.  As a proven leader with decades of analytics industry experience ranging from concept-stage companies to established financial services companies, Mr. Hansen brings to the Board a unique perspective, an expansive knowledge base and domain expertise in the fields of identity verification and big data systems.  The Board believes that Mr. Hansen’s experience as both a key executive and director will enable him to contribute to the Board with respect to both general governance matters and industry-specific operations.

Skills and attributes: Industry knowledge; product marketing & sales, strategic planning; technology leadership; operational excellence; HR, compensation and succession planning; investor relations and fundraising ability; financial expertise; corporate governance knowledge; M&A experience; global experience
Alex W. “Pete” Hart.  Mr. Hart has served as a director since February 2011.  In April 2012, he retired as Chairman of the Silicon Valley Bank Financial Group and has worked as an independent consultant in the financial services industry since 1997.  He served as Chief Executive Officer of Advanta Corporation, a public diversified financial services company, from 1995 to 1997, where he had previously served as Executive Vice Chairman from 1994 to 1995.  Prior to joining Advanta, he was President and Chief Executive Officer of MasterCard International, the worldwide payment service provider, from 1988 to 1994.  Mr. Hart is a director of BrightVolt, previously known as Solicore, Inc., a privately held battery manufacturer.  In addition to SVB Financial, Mr. Hart has also previously served as a member of the board of directors of the following companies:  VeriFone Holdings, Inc. (Chairman), Global Payments, Inc., FICO, Inc., HNC Software Inc., Retek Inc., Shopping.com, Sanchez Computer Associates, US Encode, eHarmony.com and Sequal Technologies, Inc.  Mr. Hart holds a B.A. in social relations from Harvard University.  As an experienced leader in the financial services industry, Mr. Hart combines extensive general business expertise with a deep knowledge of the financial services and payments industry.  His experience on the boards of directors of other companies in the financial services industry further augments his range of knowledge, providing experience on which he can draw while serving as a member of the Board.

Skills and attributes: Industry knowledge;product marketing & sales; strategic planning; technology leadership;operational excellence; HR, compensation and succession planning; financial expertise; corporate governance knowledge; mergers & acquisitions; global experience
Jane J. Thompson. Ms. Thompson joined Mitek’s board in September of 2017. Prior to joining the board, Ms. Thompson served served on Mitek’s advisory board from September 2012 until September 2017. Ms. Thompson also currently serves on the boards of Navient Corporation (since May 2014), and OnDeck Capital, Inc. (since October 2014). She previously served as a member of the board of directors of VeriFone Holdings, Inc., Blackhawk Network Holdings, The Fresh Market, and ConAgra with experience on Audit, Compensation, Risk, Finance and Operations, and Nominating and Governance committees. She served on the inaugural Consumer Advisory Board of the Consumer Financial Protection Bureau from September 2012 until October 2015 and as a member of the Board of the Center of Financial Services Innovation from June 2014 through May 2017. Ms. Thompson is the Chief Executive Officer and Founder of Jane J. Thompson Financial Services LLC. From May 2002 through June 2011, Ms. Thompson founded and was President of Walmart Financial Services, where she was recognized as Innovator of the Year by American Banker. For over a decade she served at senior executive levels at Sears, leading corporate strategy and subsequently three large operating groups: Sears Credit; Sears Home Services; and Sears On-Line, transforming these businesses into leading , fast-growing economic drivers for Sears. Her career began at Procter & Gamble and she was a partner in the consumer practice of McKinsey & Company. Ms. Thompson holds a BBA in Marketing from the University of Cincinnati and an MBA from Harvard Business School. Ms. Thompson has over 40 years of leadership experience and a proven track-record as an independent board member and advisor to a wide range of multi-billion dollar organizations across financial services, fintech, management consulting, private equity, and consumer goods industries.

Skills and attributes: Industry knowledge; product marketing & sales; strategic planning; operational excellence; HR, compensation and succession planning; financial expertise; corporate governance knowledge; M&A experience; diverse perspective; international experience
None of our directors or director nominees has any family relationships with any of our other directors or executive officers. There currently are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION TO THE BOARD OF THE DIRECTOR NOMINEES DISCUSSED IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF OUR 2012 INCENTIVE PLAN
TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK
AVAILABLE FOR FUTURE GRANT UNDER THE PLAN BY 1,500,000 SHARES

Background
On January 11, 2019, the Board unanimously approved the 2012 Plan Amendment, subject to approval by our stockholders at the Annual Meeting, to (i) increase the total number of shares of our common stock reserved for issuance under the 2012 Plan from 9,500,000 to 11,000,000, plus that number of shares of our common stock that would otherwise return to the available pool of unissued shares reserved for awards under our 1999 Stock Option Plan, 2000 Stock Option Plan, 2002 Stock Option Plan, 2006 Stock Option Plan, and 2010 Stock Option Plan (collectively, the “Prior Stock Option Plans”), and (ii) make the following key modifications, which are each geared at protecting stockholder interests, promoting effective corporate governance and reflecting the use of corporate governance best practices:
(a) requiring stockholder approval for stock option or stock appreciation rights (“SARs”) exchanges if such exchanges would result in an increase in the value of the underlying Award (as defined below);
(b) setting a $350,000 cap on the aggregate amounts of stock-based and cash-based Awards which may be granted to any non-employee director in respect of any calendar year;
(c) clarifying that the transfer of Awards granted pursuant to the 2012 Plan to financial institutions for value is prohibited;
(d) tying the payment of dividend equivalents, to the extent granted, to the date of delivery of the underlying stock and subjecting such dividend equivalents to the same vesting and performance conditions of the underlying Award; and
(e) clarifying that if any amounts subject to 409A of the Internal Revenue Code of 1986, as amended (the “Code”) ever become payable to specified employees on account of separation from service will not be paid until six months following such separation from service.
The Board considered corporate governance best practices and guidance from its compensation consultant when approving the aforementioned modifications.
As of December 31, 2018: (i) stock options to purchase 1,887,915 shares of our common stock and 2,437,539 restricted stock units (“RSUs”) were outstanding under the 2012 Plan; (ii) 433,201 shares of our common stock were reserved for future grants under the 2012 Plan; and (iii) stock options to purchase an aggregate of 972,566 shares of our common stock were outstanding under the Prior Stock Option Plans.
The 2012 Plan was adopted in January 2012 and subsequently amended in February 2014, March 2016 and was amended and restated in March 2017. Since such amendments and restatement, our employee headcount has significantly increased. As a result, the number of employees participating in the 2012 Plan has significantly increased. Based on our current rate of award grants, as well as our anticipated hiring of new employees, the Board believes that the existing share reserve will be exhausted within the next year. Without the ability to provide equity compensation, we may be unable to attract and retain key employees or directors.
If this proposal is approved, we intend to continue to provide equity incentives to existing key employees as well as to certain newly hired employees, directors and consultants. If this proposal is approved, we expect to have sufficient shares available under the 2012 Plan until our annual shareholder meeting in 2021.
The proposed increase of 1,500,000 shares was determined by comparing our past equity grants to key employees, newly hired employees and directors to our current hiring and retention plan, and planned grants to key employees, directors and consultants as a retention tool.
If this Proposal No. 2 is approved by our stockholders, the additional 1,500,000 shares will be available for issuance under any type of equity award available pursuant to the 2012 Plan, except for Senior Executive Performance RSUs.
The Board believes that (i) the increase in shares of our common stock available for issuance under the 2012 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, directors, and consultants and (ii) the key modifications described herein promote effective corporate governance. Accordingly, the Board believes approval of the amendment to the 2012 Plan is in our best interest and the best interest of our stockholders, and recommends a vote “FOR” the approval of the 2012 Plan Amendment.

Summary of the 2012 Plan
The following summary sets forth the primary features of the 2012 Plan. This summary is qualified in its entirety by the terms of the 2012 Plan, which is attached to this Proxy Statement as Annex A.
General. The 2012 Plan authorizes the grant of stock options, SARs , restricted stock, RSUs, Senior Executive Performance RSUs and cash awards (collectively referred to as “Awards”). Stock options granted under the 2012 Plan may be either options intended to constitute incentive stock options, as defined in Section 422 of the Code, or nonqualified stock options, in each case as determined by the Committee (as defined below) in accordance with the terms of the 2012 Plan. Incentive stock options will be subject to a restriction such that to the extent the aggregate fair market value of shares of our common stock subject to stock options designated as incentive stock options and that become exercisable for the first time by a participant during any calendar year exceeds $100,000 (based on grant date valuation), the excess options will be treated as nonqualified stock options.
Purpose. The purpose of the 2012 Plan is to make available certain equity and other incentives to motivate selected employees, directors and consultants of the Company to put forth their best efforts toward the continued growth, profitability and success of the Company and to align the interests of such individuals with those of our stockholders. Specifically, the Senior Executive Performance RSUs are designed to incentivize our senior executive officers to strive towards achieving exceptional stock price performance over a defined period of time.
Administration. The authority to control and manage the operations and administration of the 2012 Plan will be vested in a committee of two or more independent non-employee directors designated by the Board in accordance with the terms of the 2012 Plan (the “Committee”). To the extent not inconsistent with applicable laws or stock exchange rules, the Committee may delegate all or any portion of its authority under the 2012 Plan to any one or more of its members or, with respect to Awards granted to participants who are not directors and officers subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Board also has the power to take action under the 2012 Plan, provided that, at the time of taking such action, the Board is comprised of a majority of directors who meet the criteria set forth in the 2012 Plan.
Subject to applicable laws and the terms of the 2012 Plan, the Committee has the authority, in its sole discretion, to, among other things, select the employees, directors and consultants to whom Awards may be granted, determine the terms and conditions of Awards (including the vesting schedule, repurchase provisions, rights of first refusal and satisfaction of any performance criteria), approve forms of award agreements, interpret the terms of the 2012 Plan and Awards, and subject to certain limitations set forth in the 2012 Plan (including obtaining stockholder approval in certain circumstances, for example, if this Proposal No. 2 is approved, the Committee must obtain stockholder approval in order to effect the exchange of one stock option or SAR for another Award if the exchange results in an increase in value to the Award), amend the terms of any outstanding Award granted under the 2012 Plan.
Eligibility. The 2012 Plan provides that Awards may be granted to our employees, directors and consultants (as such terms are defined in the 2012 Plan), but that incentive stock options may be granted only to employees. It is not possible to state at this time the precise type and extent of Awards that any particular executive officer, all current executive officers as a group, any particular nominee for director, all current directors who are not executive officers as a group or all non-executive officers as a group will be granted under the 2012 Plan, since these matters will be determined by the Committee based on each participant’s level of responsibility, compensation and anticipated and actual contribution to our success. As of December 31, 2018, approximately 328 people were eligible to participate in the 2012 Plan.
Shares Reserved for Issuance. If this Proposal No. 2 is approved at the Annual Meeting, the total number of shares of our common stock that will be reserved for issuance under the 2012 Plan will be 11,000,000 shares (the “Initial Shares”), less those previously issued under the 2012 Plan, plus that number of shares of our common stock that would otherwise return to the available pool of unissued shares reserved for awards under the Prior Stock Option Plans as a result of forfeiture, cancellation or expiration of awards previously granted (ignoring the termination or expiration of such plans for the purpose of determining the number of shares available under the 2012 Plan).
Any shares that are returned to the available pool of unissued shares from the Prior Stock Option Plans may only be used in connection with the 2012 Plan to grant stock options. With respect to any Senior Executive Performance RSUs that are canceled or forfeited after March 1, 2018, the shares subject to such Senior Executive Performance RSUs shall not be returned to the pool of unissued shares and shall reduce the total number of shares reserved for issuance under the 2012 Plan. The 2012 Plan provides that the following shares of our common stock will not be returned to the 2012 Plan or otherwise become available for issuance under the 2012 Plan: (i) shares of common stock tendered or withheld as full or partial payment of a stock option exercise price under the 2012 Plan; (ii) shares of common stock withheld by the Company to satisfy any tax withholding obligations; and (iii) shares of common stock covered by the portion of any SAR that is exercised (whether or not such shares of common stock are actually issued to a participant upon exercise of the SAR).

Notwithstanding the foregoing, any shares of common stock covered by an Award (or portion of an Award) that is forfeited, canceled or expires (whether voluntarily or involuntarily) or issued (e.g., as substitution awards or inducement grants) in connection with an acquisition or merger shall be deemed not to have been issued from the 2012 Plan for purposes of determining the maximum aggregate number of shares of common stock which may be issued under the 2012 Plan.
Stock Options. Stock options will be granted pursuant to award agreements and will vest at the rate specified therein. The exercise price of each stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted (or 110%, in the case of an incentive stock option granted to any employee who, at the time of such grant, owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary thereof). The exercise price is generally payable in cash, check, shares of common stock or payment through a broker-dealer sale and remittance procedure or a net exercise procedure.
Stock Appreciation Rights. A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of such Award and the date of its exercise. The base appreciation amount of each grant of SARs may not be less than 100% of the fair market value of the common stock on the date of grant. SARs will be evidenced by an award agreement which shall specify the number of shares of common stock subject to such SARs and will vest and become exercisable at the times and on the terms established by the Committee.
Restricted Stock. Awards of restricted stock will be evidenced by an award agreement which shall specify the number of shares of common stock subject to such Award and the period that must be satisfied before the restrictions pertaining to such grant of restricted stock will lapse and such stock will become vested. A restricted stock award may be issued for nominal or no cost and may be granted in consideration of the recipient’s past or future services performed for the Company. The Committee may grant restricted stock awards subject to conditions and the attainment of performance goals or may make such Awards subject to vesting conditions based on such service or performance criteria as the Committee specifies.
Restricted Stock Units. RSUs represent the right to receive shares of common stock at a future date. Awards of RSUs will be evidenced by an award agreement which shall specify the number of shares of common stock subject to such Award. RSUs may be issued for nominal or no cost and may be granted in consideration of the recipient’s past or future services performed for the Company. We may settle RSUs for cash, shares of common stock or other securities, or a combination thereof, as determined by the Committee. The Committee may grant RSUs subject to conditions and the attainment of performance goals or may make such Awards subject to vesting conditions based on such service or performance criteria as the Committee specifies. Participants have no voting rights with respect to RSUs until shares of common stock are issued in settlement of such Awards.
Senior Executive Plan Bonuses. Under the 2012 Plan, the Committee may authorize annual incentive compensation to a participant who is or may be a covered employee under Section 162(m) of the Code (“Section 162(m)”), payable upon achievement of specified management objectives determined by the Committee. Senior executive plan bonuses will be evidenced in writing and will contain such terms and provisions as the Committee may determine.
Senior Executive Long Term Incentive Awards. The Senior Executive Performance RSUs were granted to senior executives of the Company, in order to align the long-term compensation of such senior executives with stockholder returns by conditioning the vesting of Senior Executive Performance RSUs on the achievement of certain benchmarks with respect to the fair market value of the Company’s stock. Senior Executive Performance RSUs are purely performance-based, and no Senior Executive Performance RSUs vest unless, as of the end of the performance period (March 1, 2017 through the date that is 25 trading days after the first filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q by the Company following September 30, 2019 (the “Performance Period”)) or in connection with a Change of Control (as defined below), a significant threshold level of stock price appreciation (or the equivalent in connection with a Change of Control that takes the form of an asset sale) has been achieved by the Company. In addition, the vesting of the Senior Executive Performance RSUs is subject to adjustment in the event of a recipient’s termination of service with the Company.
Acquisitions and Other Transactions; Deferral of Award Payments; Separate Programs; Limitations on Awards to Non-Employee Directors. To the extent permitted by applicable laws, the Committee may issue Awards under the 2012 Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a related entity engaging in an acquisition or merger (e.g., as currently permitted under Nasdaq Stock Market, LLC (“NASDAQ”) Listing Rule 5635(c)(3) and NASDAQ IM-5635-1) and may issue Awards under the 2012 Plan as inducement awards (e.g., as currently permitted under NASDAQ Listing Rule 5635(c)(4) and NASDAQ IM-5635-1). Such Awards would not count against the shares of common stock reserved under the 2012 Plan. To the extent permitted by applicable laws, the Committee may issue Awards under the 2012 Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction not described in the foregoing paragraph. To the extent required by applicable laws, such Awards would count against the shares of common stock reserved under the 2012 Plan.

The 2012 Plan provides that the Committee may establish one or more programs under the 2012 Plan to permit selected participants the opportunity to elect to defer receipt of the consideration payable upon exercise of an Award, satisfaction of performance criteria or other event that absent the election would entitle the participant to payment or receipt of shares of common stock or other consideration under the Award. The Committee also may establish one or more separate programs under the 2012 Plan for the purpose of issuing particular forms of Awards to one or more classes of participants on such terms and conditions as determined by the Committee from time to time.
If this Proposal No. 2 is approved, the 2012 Plan will provide that no non-employee director will receive in excess of $350,000 of compensation in any calendar year, determined by adding (i) all cash compensation to such non-employee director and (ii) the fair market value of all Awards granted to such non-employee director in such calendar year (determined as of the date of grant).
Golden Parachute Tax Gross Up. Section 4999 of the Code generally imposes a 20% excise tax on certain individuals who receive certain excess parachute payments contingent upon a change of control. Section 280G of the Code denies the payor a deduction with respect to any excess parachute payments. Payments contingent on a change of control must exceed three times the disqualified individual’s base amount before these rules are triggered. Once triggered, the excess parachute payments generally are all amounts in excess of the disqualified individual’s base amount, as defined in Section 280G, (which generally is his or her average W-2 compensation for the five tax years preceding the change of control). The foregoing does not purport to be a complete analysis of all potential tax consequences to the company or any participant.
Each award agreement relating to the issuance of Senior Executive Performance RSUs provides, among other things, that the grantee thereof, by executing such award agreement, agrees to waive the application of any other agreement to which such grantee is or may become a party that would require the Company to pay, with respect to payments arising under the Senior Executive Performance RSUs award agreement or the 2012 Plan, (i) any excise tax by reason of the operation of Section 4999 of the Code or any interest, penalties or additional tax incurred by the participant with respect to such excise tax, and (ii) any federal and state income taxes arising from the payments made by the Company to the participant of such excise tax.
Section 162(m) of the Code. Section 162(m) limits a publicly held company to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to its covered employees, generally its chief executive officer and the three most highly compensated executive officers (other than the chief financial officer), determined at the end of each year. However, performance-based compensation is excluded from this limitation. The 2012 Plan is designed to permit the Committee to grant Awards that are intended to qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m).
To qualify as performance-based: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which compensation is paid must be established by a Committee comprising two or more directors who qualify as outside directors for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by the stockholders of the Company in a separate vote before payment is made; and (iv) the Committee must certify in writing before payment of the compensation is made that the performance goals and any other material terms were in fact satisfied.
In the case of compensation attributable to stock options and SARs, the performance goal requirement (summarized above) is deemed satisfied, and the certification requirement (summarized above) is inapplicable, if: (i) the grant or award is made by the Committee; (ii) the plan under which the stock option or SAR is granted states the maximum number of shares with respect to which stock options and SARs may be granted during a specified period to an employee; and (iii) under the terms of the stock option or SAR, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.
In order for restricted stock, RSUs (including Senior Executive Performance RSUs) and other Awards (e.g., cash) to qualify as performance-based compensation, the Committee must establish a performance goal with respect to such Award in writing not later than 90 days after the commencement of the period to which the performance goal relates and while the outcome of the performance goal is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. Performance goals may be described in terms of Company-wide objectives, objectives that are related to the performance of the individual participant, a related entity or a division, department or function within the Company or a related entity, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Without limiting the generality of the foregoing, the management objectives applicable to any Award to a covered employee which is intended to be deductible as performance-based compensation under Section 162(m) will be based on specified levels of, or relative peer company, performance in any one or more of the following objectives, or any combination thereof, as determined by the Committee, in its sole discretion: (i) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (ii) earnings or loss per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets or net assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow or cash flow per share (before or after dividends), (xiii) revenue, (xiv) improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable, (xv) earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation, amortization, stock compensation, non-

recurring charges and non-cash or other charges), (xvi) economic value added, (xvii) market share, (xviii) relative or absolute share price, (xix) pro forma net income, (xx) customer orders, (xxi) gross or net revenues, (xxii) revenue growth or product revenue growth, (xxiii) operating income (before or after taxes), (xxiv) pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus), (xxv) net income or loss (before or after taxes), (xxvi) return on equity, (xxvii) attainment of strategic and operational initiatives, (xxviii) comparisons with various stock market indices, (xxix) implementation, completion or attainment of measurable objectives with respect to research, development, commercialization, products or projects, acquisitions and divestitures, (xxx) factoring transactions and recruiting and maintaining personnel, (xxxi) gross profits, (xxxii) economic value-added models or equivalent metrics, (xxxiii) reductions in costs, (xxxiv) sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions, (xxxv) return on capital (including return on total capital or return on invested capital), (xxxvi) cash flow return on investment, (xxxvii) year- end cash, (xxxviii) cash margin, (xxxix) debt reduction, (xl) stockholders equity, (xli) operating efficiencies, (xlii) research and development achievements, (xliii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property), (xliv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements, (xlv) financial ratios, including those measuring liquidity, activity, profitability or leverage, (xlvi) cost of capital or assets under management, (xlvii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities), (xlviii) factoring transactions, and (xlix) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors).
Limitations on Awards. The maximum number of shares with respect to which a participant may be granted stock options, SARs, restricted stock and/or RSUs in any calendar year shall be equal to the Initial Shares less the 2,100,000 shares reserved for issuance under Senior Executive Performance RSUs. The foregoing limitations will be adjusted proportionately by the Committee in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and such determination shall be final, binding and conclusive. The maximum amount with respect to which: (i) senior executive plan bonuses may be granted to a participant under a senior executive plan bonus award during a calendar year is $1,500,000; and (ii) awards of cash may be granted to any participant in any calendar year is $1,500,000. The Company, however, may make other bonus or cash awards outside of the 2012 Plan.
Term of Award. The term of any Award granted under the 2012 Plan may not be for more than 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary thereof).
Transferability of Awards. Unless otherwise provided in the 2012 Plan or permitted by the Committee, Awards may not be pledged, assigned or otherwise transferred in any manner, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the participant only by the participant or by such participant’s beneficiaries in the event of the participant’s death. In addition, if this Proposal No. 2 is approved, in no event may an Award be transferred to a third party financial institution for value.
Dividend Equivalents. Subject to the provisions of the 2012 Plan and any award agreement, the recipient of an Award other than a stock option or SAR may, if so determined by the Committee, be entitled to receive, amounts equivalent to cash, stock or other property dividends on shares of our common stock with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion. If this Proposal No. 2 is approved, any such dividend equivalents will be subject to the same vesting or performance conditions as the underlying Award and will be paid to the participant at the same time as the shares underlying the Award are delivered to the participant.
Termination of Service. Unless otherwise provided in an award agreement, in the event of a participant’s death or termination of the participant’s status as an employee, director or consultant due to the participant’s disability, the participant’s beneficiary or the participant, as applicable, may exercise any vested Award at any time within the earlier to occur of: (a) one year after the date of the participant’s death or disability; or (b) the date on which such Award expires by its terms. Except as otherwise provided in an individual award agreement, in the event of a participant’s Termination Without Cause (as defined in the 2012 Plan), the participant may exercise any vested Award at any time within the earlier to occur of: (i) 90 days after such termination; or (ii) the date on which such Award expires by its terms. A participant who is terminated for Cause (as defined in the 2012 Plan) shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the participant engages in such conduct giving rise to his or her termination for Cause, all unexercised, unearned and/or unpaid Awards.
As more fully described above under “Senior Executive Long Term Performance Incentive Awards—Termination of Service,” a participant who receives Senior Executive Performance RSUs and is subsequently terminated for Cause or resigns without Good Reason shall, unless otherwise determined by the Committee, immediately forfeit all unearned and/or unpaid Senior Executive Performance RSUs. If a participant who receives Senior Executive Performance RSUs is terminated by virtue of the participant’s death or disability, or if the participant experiences a Qualifying Termination following at least one year of continuous service after commencement of the Performance Period, then the participant will vest in a pro-rated number of Senior Executive Performance RSUs. For the avoidance of doubt, if a participant receives a Senior Executive Performance RSUs, but does not complete one year of continuous service after the commencement of the Performance Period, the participant will immediately forfeit all unvested Senior Executive Performance RSUs, except as provided below with respect to a Change of Control.
Adjustments Upon Change in Capitalization. In the event there is a specified type of change in our capital structure not involving the receipt of consideration by us, such as a stock split, stock dividend, combination, recapitalization or reclassification, or any other transaction with respect to our common stock, including a merger, reorganization, liquidation or similar transaction, the number of shares reserved under the 2012 Plan and the number of shares subject to and exercise price, if applicable, of all outstanding stock awards will be appropriately adjusted.
Change of Control. Except with respect to Senior Executive Performance RSUs or as provided in an individual award agreement, upon the consummation of a Change of Control (as defined below), all outstanding Awards under the 2012 Plan may be assumed or replaced by the acquiring company. Any portions of Awards that have not been assumed, replaced or exercised in connection with a Change of Control will automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights for all of the shares of common stock (or other consideration) represented by such Award (or portion thereof), immediately prior to the specified effective date of such Change of Control. However, unless otherwise provided for by the Committee pursuant to the terms of the 2012 Plan or as specified in an award agreement or other agreement between the participant and the Company, no cash Awards under any senior executive plan bonus or otherwise will be paid in connection with a Change of Control (as defined below).
In the case of a proposed Change of Control, the Committee may, prior to the occurrence of the Change of Control, declare that the outstanding stock options and SARs granted under the 2012 Plan will accelerate and become exercisable in full and that all such stock options and SARs, whether or not exercisable prior to such acceleration, must be exercised within a specified period of time or they will terminate. In the event of such declaration, each stock option and SAR granted under the 2012 Plan, to the extent that it has not been exercised prior to the Change of Control, shall be canceled at the time of, or immediately prior to, the Change of Control, as provided in the declaration.
Senior Executive Performance RSUs may vest, in whole or in part, upon a Change of Control, depending on either the (i) the consideration to be received by stockholders of the Company with respect to a share of Company common stock upon such Change of Control or (ii) upon an asset sale, the consideration that would be distributable to stockholders of the Company with respect to each share of Company common stock if the Company distributed all of the consideration received in connection with the asset sale to the stockholders of the Company, less adjustments for debt, expenses and other amounts (each such amount, as determined by the Committee, the Proceeds Per Share) generated by such Change of Control.
Under the 2012 Plan, a Change of Control generally includes:

•	the acquisition of 50% or more of our outstanding stock by any person or group;

•	a merger or consolidation of the Company after which our own stockholders as of immediately prior to the merger or consolidation own 50% or less of the outstanding stock of the surviving entity;

•	a sale of all or substantially all of our assets, subject to certain exceptions; or

•
such time as the Continuing Directors (as defined in the 2012 Plan) do not constitute at least a majority of the Board or, if applicable, the board of directors of an acquiring company; provided, however, that the events described in this fourth bullet point shall not constitute a Change of Control with respect to any Senior Executive Performance RSUs.

Six-Month Delay in Certain Circumstances. If this Proposal No. 2 is approved, in the event that the Committee determines that a participant is a “specified employee”, at the time of such participant’s “separation from service” from the Company, then to the extent that any amount or benefit owned to such participant under an Award (i) constitutes non-qualified deferred compensation for purposes of Section 409A of the Code (“Section 409A”) and (ii) is considered for purposes of Section 409A to be payable to the participant on account of such participant’s separation from service, then such amount will not be paid during the six month period following such specified employee’s separation from service. For purposes of the 2012 Plan, each of “specified employee” and “separation from service” has the meaning set forth in Section 409A of the Code.
Term of the 2012 Plan; Amendment, Suspension or Termination of the 2012 Plan. The 2012 Plan will continue in effect until the earliest to occur of: (i) all shares of common stock subject to the 2012 Plan have been distributed; (ii) all Awards have expired or terminated; (iii) termination pursuant to Section 18 of the 2012 Plan; and (iv) 10 years. The Board may at any time amend, suspend or terminate the 2012 Plan; provided, however, that no amendment can be made without the approval of our stockholders to the extent such approval is required by applicable laws, or if such amendment would lessen the stockholder approval requirements set forth in the 2012 Plan.
Anticipated U.S. Federal Income Tax Consequences
The following summary of the federal income tax consequences of the 2012 Plan and the Awards to be granted thereunder is based upon federal income tax laws in effect on the date of this Proxy Statement, all of which are subject to change (possibly to retroactive effect) and to differing interpretations. Any such change could affect the accuracy of the statements and conclusions set forth in this summary. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or additional guidance that is expected to be issued by the Treasury Department under the Code.
Nonqualified Stock Options. The grant of a nonqualified stock option under the 2012 Plan will not result in any federal income tax consequences to the optionholder or to us. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the excess of the fair market value of the shares on the date of exercise over the option exercise price. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to the possible limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an excess parachute payment within the meaning of Section 280G of the Code (“Section 280G”) and so long as we withhold the appropriate taxes with respect to such income (if required) and the optionholder’s total compensation is deemed an ordinary and necessary business expense. Any gain or loss on the optionholder’s subsequent disposition of the shares of common stock will receive long- or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.
If a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A, which provide, among other things, rules regarding the timing of payment of deferred compensation. A stock option subject to Section 409A that fails to comply with the rules of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.
Incentive Stock Options. The grant of an incentive stock option under the 2012 Plan will not result in any federal income tax consequences to the optionholder or to us. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules) and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of common stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.
If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the excess (if any) of the amount realized on the disposition over the exercise price; or (ii) the excess of the fair market value of the shares on the date of exercise over the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to the limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as the optionholder’s total compensation is deemed an ordinary and necessary business expense.
In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A. A stock option subject to Section 409A which fails to comply with the rules of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.
Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions, less any amount the recipient paid for the award. If the recipient does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. We are entitled to an income tax deduction in the amount of the income recognized by the recipient, subject to the limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed an ordinary and necessary business expense.
Stock Appreciation Rights. Recipients of SARs generally should not recognize income until the SAR is exercised. Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of: (i) the amount realized on such disposition; over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. We are entitled to an income tax deduction in the amount of the income recognized by the recipient upon exercise of the SARs, subject to the limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed an ordinary and necessary business expense.
A SAR can be considered non-qualified deferred compensation that is subject to the rules of Section 409A. A SAR subject to Section 409A that does not meet the requirements of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.
Restricted Stock Units. Recipients of RSUs (including Senior Executive Performance RSUs) generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of the fair market value of the shares (or the amount of cash) received upon conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the RSUs. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of: (i) the amount realized on such disposition; over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. We are entitled to an income tax deduction in the amount of the income recognized by the recipient upon conversion of the RSUs into cash or shares of stock, subject to the limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed an ordinary and necessary business expense.
RSUs also can be considered non-qualified deferred compensation that is subject to the rules of Section 409A. A grant of RSUs subject to Section 409A that does not meet the requirements of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 2 APPROVING THE 2012 PLAN AMENDMENT TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR FUTURE GRANT UNDER THE PLAN FROM 9,500,000 TO 11,000,000.

PROPOSAL NO. 3

RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN
You are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of October 23, 2018, by and between the Company and Computershare Trust Company, N.A., a federally charted trust company, as rights agent. Stockholder ratification of the Section 382 Tax Benefits Preservation Plan is not required by applicable law or by our Restated Certificate of Incorporation, as amended, Second Amended and Restated Bylaws or other governing documents. Nonetheless, our Board has determined to request stockholder ratification of the adoption of the Section 382 Tax Benefits Preservation Plan as a matter of good corporate governance. A summary of the Section 382 Tax Benefits Preservation Plan appears below and is qualified by the full text of the Section 382 Tax Benefits Preservation Plan attached as Annex B to this Proxy Statement.
Background
Our Board believes that our net operating loss carryforwards (“NOLs”) have the potential to be a valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce the Company’s federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”).
Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While we periodically monitor our NOLs and currently believe that an ownership change that would impair the value of our NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred.
After careful consideration, and after consulting with our tax, financial and legal advisors, on October 23, 2018, our Board acted to preserve the potential benefits of our NOLs by adopting the Section 382 Tax Benefits Preservation Plan, which is similar to tax benefits preservation plans adopted by other public companies seeking to preserve the potential benefits of their NOLs. As of October 23, 2018, the Company had U.S. federal NOLs of approximately $27.6 million, which begin to expire in 2032, unless previously utilized, and California State NOLs of approximately $30.12million, which begin to expire in 2028, unless previously utilized. The Company’s accountants performed an analysis for the period through September 30, 2018 and did not identify any events of a cumulative ownership change for such review period. The Company will continue monitoring any future changes in stock ownership for a cumulative ownership change.
Pursuant to the terms of the Section 382 Tax Benefits Preservation Plan, the Rights issued pursuant to the Section 382 Tax Benefits Preservation Plan will expire if stockholder ratification has not been received following the final adjournment of the Annual Meeting. Thus, the Board is submitting the Section 382 Tax Benefits Preservation Plan for stockholder ratification.
Description of the Tax Benefits Preservation Plan
The Rights. In connection with the Section 382 Tax Benefits Preservation Plan, the Board authorized and declared a dividend distribution of one preferred stock purchase right (a “Right”) for each share of common stock of the Company, par value $0.001 per share (the “Common Stock”), authorized and outstanding on the close of business on November 2, 2018 (the “Tax Benefits Preservation Plan Record Date”) and has authorized the issuance of one Right (subject to adjustment as provided in the Section 382 Tax Benefits Preservation Plan) with respect to each share of Common Stock that becomes outstanding between the Tax Benefits Preservation Plan Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined below). Prior to exercise, the Rights do not give their holders any rights as a stockholder of the Company, including any dividend, voting or liquidation rights. A complete description and terms of the Rights is set forth in the Section 382 Tax Benefits Preservation Plan.
Exercisability. The Rights are not exercisable until the earlier of (i) the close of business on the 10th day following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) (or, in the event an exchange is effected in accordance with Section 24 of the Section 382 Tax Benefits Preservation Plan and the Board determines that a later date is advisable, then such later date) or (ii) the close of business on the 10th business day (or such later date as may be determined by action of the Board prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer, the consummation of which would result in the Beneficial Ownership (as defined below) by a person or group of 4.9% or more of Common Stock then outstanding (the “Distribution Date”).
Until the Distribution Date, the Rights will be transferred with and only with the Common Stock, and (unless the Rights are redeemed or expire) the surrender or transfer of any Common Stock outstanding on or after the Tax Benefits Preservation Plan Record Date will constitute the transfer of the Rights associated with such Common Stock. Upon the Distribution Date, the Rights may be transferred separately from the Common Stock, and each Right, other than Rights held by an Acquiring Person, will entitle its holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), at a purchase price of $35.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”).
Acquiring Person. An “Acquiring Person” is any person or group of affiliated or associated persons that has acquired Beneficial Ownership of 4.9% or more of the Common Stock then outstanding. However, a person shall not be deemed to be an Acquiring Person if such person was, at the time of the first public announcement of the Section 382 Tax Benefits Preservation Plan, a Beneficial Owner of 4.9% or more of the Common Stock then outstanding (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder increases its Beneficial Ownership of the Common Stock as of any date on or after the date of the public announcement of the Section 382 Tax Benefits Preservation Plan then such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder unless, upon such acquisition of Beneficial Ownership of additional shares of Common Stock, such person is not the Beneficial Owner of 4.9% or more of the Common Stock then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder.
In general, under the Section 382 Tax Benefits Preservation Plan, a person, entity or group shall be deemed the “Beneficial Owner” of and shall be deemed to have “Beneficial Ownership” of, any securities which such person, entity or group (i) would be deemed to actually or constructively own for purposes of Section 382 and the regulations promulgated thereunder, (ii) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Securities and Exchange Act of 1934, as amended, (iii) has the right to acquire or vote pursuant to any agreement, arrangement or understanding (except under limited circumstances), (iv) which are directly or indirectly beneficially owned by any other person with whom such person, entity or group is acting in concert or (v) in respect of which such person, entity or group has a derivative contract.
Flip-in Event. If any person becomes an Acquiring Person, proper provision shall be made so that each holder of Rights, other than Rights beneficially owned by an Acquiring Person (which will thereafter be null and void), will thereafter have the right to receive, upon exercise thereof, that number shares of Common Stock having a market value equal to two times the Purchase Price. If the Board so elects, the Company shall deliver, upon payment of the Purchase Price, an amount of cash or securities equivalent in value to the number of shares of Common Stock issuable upon exercise of a Right.
Flip-over Event. If, at any time after a person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current purchase price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value equal to two times the Purchase Price.
Exchange. At any time after any person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by an Acquiring Person, which shall have become void), at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.
Preferred Stock. Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each Preferred Stock will be entitled to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Stock. Each Preferred Stock will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each Preferred Stock will be entitled to receive 1,000 multiplied by the amount received per Common Stock. Because of the nature of the dividend, liquidation and voting rights of the Preferred Stock, the value of the one one-thousandth of a Preferred Stock purchasable upon exercise of each Right should approximate the value of one Common Stock.

Expiration. The Rights will expire on the earlier of (i) the close of business on October 22, 2021, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, and (iv) if the Section 382 Tax Benefits Preservation Plan has not been approved by the stockholders prior to the conclusion of the Annual Meeting, the close of business on such date (the earliest of such dates, the “Expiration Date”). As such, the Company is soliciting stockholder ratification of the Section 382 Tax Benefits Preservation Plan.
Redemption. At any time prior to the time any person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Amendment. The terms of the Rights may be amended by the Board without the consent of the holders of the Rights. Prior to the Distribution Date, the Board intends to amend the Section 382 Tax Benefits Preservation Plan from time to time in connection with any Board-approved financing or capital raising transaction, as necessary in order to prevent any investor in such transaction from being deemed an Acquiring Person under the terms of the Section 382 Tax Benefits Preservation Plan. However, from and after such time as any person becomes an Acquiring Person, the Section 382 Tax Benefits Preservation Plan shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than Rights which have become null and void).
The Board has determined that the The Section 382 Tax Benefits Preservation Plan is advisable and in the Company’s and the stockholders’ best interests because the Section 382 Tax Benefits Preservation Plan:

•	discourages acquisitions of stock that could result in an “ownership change” for federal income tax purposes, as discussed below;

•	encourages potential acquirers of Common Stock to negotiate with the Board before acquiring significant equity ownership positions in the Company;

•	does not restrict a later sale of the Company on terms that the Board determines are in the best interest of the stockholders; and

•	has no significant up-front financial, accounting or tax consequences to the Company or the stockholders.

Certain Considerations Related to the Section 382 Tax Benefits Preservation Plan
The Board believes that the Section 382 Tax Benefits Preservation Plan may help preserve the Company’s ability to use its NOLs to reduce future tax liabilities and that the Section 382 Tax Benefits Preservation Plan is in the Company’s and the stockholders’ best interests. However, the possibility of an ownership change cannot be eliminated and the Board cannot guarantee that an ownership change will not occur - even if the Section 382 Tax Benefits Preservation Plan is in place. Please also consider the items discussed below when voting on this Proposal No. 3.
The IRS could challenge the amount of the Company’s NOLs or claim that the Company experienced an ownership change, which could reduce the amount of NOLs that the Company could use or eliminate the Company’s ability to use NOLs altogether.
The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of the Company’s NOLs. The IRS could challenge the amount of the Company’s NOLs, which could limit the Company’s ability to use NOLs to reduce future tax liabilities. In addition, the complex provisions of Sections 382 and the limited knowledge that any public company has about the ownership of its publicly traded stock can make it difficult for the Company and its advisors to determine whether an ownership change has occurred. Therefore, the Board cannot assure you that the IRS will not claim that the Company has experienced an ownership change and attempt to reduce or eliminate the benefits associated with the Company’s NOLs - even if the Section 382 Tax Benefits Preservation Plan is in place.
Congress or the IRS could change Section 382 and/or the regulations promulgated thereunder.
On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The Tax Act will affect the Company’s ability to use NOLs generated in taxable years beginning after December 31, 2017, to offset the Company’s income tax obligations. Other potential future legislation, or the modification or promulgation of treasury regulations by the IRS, could change the provisions of Section 382 and/or other applicable provisions of the Code and treasury regulations in a manner that would limit the Company’s ability to utilize its NOLs. Therefore, the Board cannot assure you that tax laws and applicable treasury regulations will not change in a manner that could reduce or eliminate the benefits associated with the Company’s NOLs - even if the Section 382 Tax Benefits Preservation Plan is in place.
The Company still faces a continued risk of an ownership change.

Although the Section 382 Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, the Section 382 Tax Benefits Preservation Plan cannot prevent transfers of the Company’s stock that could result in an ownership change. Accordingly, the Board cannot guarantee you that the Section 382 Tax Benefits Preservation Plan will prevent or even reduce the risk of an ownership change.
The Section 382 Tax Benefits Preservation Plan could impact on the value of the Common Stock.
If investors object to holding the Common Stock subject to the terms of the Section 382 Tax Benefits Preservation Plan, the Section 382 Tax Benefits Preservation Plan could depress the value of the Common Stock by an amount that could more than offset any value preserved by protecting the Company’s NOLs.
Potential Anti-Takeover Effects.
While intended to reduce the risk of an ownership change, the Section 382 Tax Benefits Preservation Plan could have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that becomes an Acquiring Person. Accordingly, the Rights may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a holder of the Common Stock or other Company securities. However, because the Board can unilaterally redeem the Section 382 Tax Benefits Preservation Plan prior to any person become an Acquiring Person, the Section 382 Tax Benefits Preservation Plan will not interfere with any merger, change in control or other business combination approved by the Board.
THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3 TO RATIFY OUR SECTION 382 TAX BENEFITS PRESERVATION PLAN.

PROPOSAL NO. 4
RATIFICATION OF THE SELECTION OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected the firm of Mayer Hoffman, independent certified public accountants, to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2019. Representatives of Mayer Hoffman are expected to be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions. Mayer Hoffman leases substantially all its personnel, who work under the control of Mayer Hoffman shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. All of the hours expended on Mayer Hoffman’s engagement to audit our financial statements for the 2018 fiscal year were attributed to work performed by such leased personnel.
Neither our governing documents nor applicable laws require stockholder ratification of the selection of Mayer Hoffman as our independent registered public accounting firm. However, the Board is submitting the selection of Mayer Hoffman to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection of Mayer Hoffman, the Audit Committee will reconsider whether or not to retain Mayer Hoffman. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Independent Registered Public Accounting Firm Fee Information
The following table sets forth the aggregate fees billed by Mayer Hoffman for the services indicated for the fiscal years ended September 30, 2018 and 2017. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Audit Fees(1)	$601,259	$314,807
Audit-Related Fees(2)	67,977	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$669,236	$314,807

(1)
This category represents fees paid to Mayer Hoffman for (i) the audit of our annual financial statements for the fiscal years ended September 30, 2018 and 2017 included in our annual reports on Form 10-K; (ii) the review of our unaudited interim period financial statements for the fiscal years ended September 30, 2018 and 2017 included in our quarterly reports on Form 10-Q; (iii) the audit of our internal control over financial reporting for the fiscal years ended September 30, 2018 and 2017; and (iv) the services that are normally provided by Mayer Hoffman in connection with statutory and regulatory filings or engagements..

(2)
This category represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. This category includes fees related to audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments and consultations concerning financial accounting and reporting standards.

Pre-Approval Policies
The Audit Committee has established policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by our independent registered public accounting firm. Under these policies and procedures, prior to the engagement of the independent registered public accounting firm for pre-approved services, requests or applications for the independent registered public accounting firm to provide services must be submitted to the Audit Committee and must include a detailed description of the services to be rendered. Our Chief Financial Officer and the independent registered public accounting firm must ensure that the independent registered public accounting firm is not engaged to perform the proposed services unless those services are within the list of services that have received the Audit Committee’s pre-approval, and must cause the Audit Committee to be informed in a timely manner of all services rendered by the independent registered public accounting firm and the related fees.
Each request or application must include:

•	a recommendation by our Chief Financial Officer as to whether the Audit Committee should approve the request or application; and

•
a joint statement of our Chief Financial Officer and the independent registered public accounting firm as to whether, in their view, the request or application is consistent with the SEC’s requirements for auditor independence of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee also will not permit the independent registered public accounting firm to be engaged to provide any services to the extent that the SEC has prohibited the provision of those services by an independent registered public accounting firm, which generally include:

•	bookkeeping or other services related to accounting records or financial statements;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions;

•	human resources;

•	broker-dealer, investment adviser or investment banking services;

•	legal services;

•	expert services unrelated to the audit; and

•	any service that the PCAOB determines is not permissible.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 4 TO RATIFY THE SELECTION OF MAYER HOFFMAN TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2019.

PROPOSAL NO. 5
APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders the opportunity to vote on an advisory (non-binding) resolution, commonly known as a “say-on-pay” resolution, to approve the compensation of our named executive officers as described in this Proxy Statement in the section titled “Executive Compensation,” beginning on page 34, the compensation tables beginning on page 37 and any related narrative discussion contained in this Proxy Statement.  This proposal gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation program.
Our executive compensation programs are designed to attract, retain and motivate talented, qualified executives, effectively manage and promote the success of our Company and reward performance.  To achieve this balance of objectives, the Board has adopted a compensation approach that includes a mix of short-term and long-term components, cash and equity elements and fixed and contingent payments in proportions that we believe will provide appropriate incentives to reward our senior executives and management team.  Under these programs, our executive officers are rewarded for the achievement of specific financial and strategic goals, which are expected to result in increased stockholder value.  We review our compensation plans and programs on an ongoing basis and periodically make adjustments taking into account competitive conditions and other factors.  Please read the section below entitled “Executive Compensation” for additional details about our executive compensation programs, including information regarding the 2018 fiscal year compensation of our named executive officers.
We believe that the compensation of our named executive officers for the 2018 fiscal year was appropriate and reasonable and that our compensation policies and procedures are sound and support the best interests of our company and our stockholders.  Additionally, we believe that our compensation policies and procedures are effective in aligning the executives’ long-term interests with those of our stockholders.
Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of Mitek Systems, Inc. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation, compensation tables and narrative discussion in the Proxy Statement.”
This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement.  As an advisory vote, the outcome of the vote on this proposal is not binding upon us.  However, the Board, with input from the Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

At our 2018 annual meeting of stockholders, we held an advisory (non-binding) stockholder vote to approve the compensation of our named executive officers, and also held an advisory (non-binding) stockholder vote on the frequency of future advisory (non-binding) shareholder votes to approve the compensation of our named executive officers. Our stockholders expressed a preference that future advisory (non-binding) stockholder votes to approve the compensation of our named executive officers be held every year, and in light of such preference the Board determined to hold an advisory (non-binding) vote to approve the compensation of our named executive officers every year. The next advisory (non-binding) vote to approve the frequency of the compensation of our named executive officers will be held at our 2023 annual meeting of stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 5 FOR THE APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board of Directors has furnished the following report to stockholders of the Company in accordance with rules adopted by the SEC.
As described in its charter, the Audit Committee meets with the independent auditors and our officers or other personnel responsible for our financial reports. The Audit Committee is responsible for reviewing the scope of the auditors’ examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that our financial statements are complete and accurate and in accordance with generally accepted accounting principles. Among other matters, the Audit Committee considers and selects a certified public accounting firm as our independent auditor. The Audit Committee held four meetings during the 2018 fiscal year.
In accordance with rules adopted by the SEC, the Audit Committee states that:

•	The Audit Committee has reviewed and discussed with management our audited financial statements for the 2018 fiscal year.

•
The Audit Committee has discussed with Mayer Hoffman McCann P.C., our independent registered public accountants, the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
The Audit Committee has received the written disclosures and the letter from Mayer Hoffman McCann P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding Mayer Hoffman McCann P.C.’s communications with the Audit Committee concerning independence, and has discussed with Mayer Hoffman McCann P.C. its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for filing with the SEC.
Audit Committee
James C. Hale
Ken Denman
William K. “Bill” Aulet
Bruce Hansen
This foregoing Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
General
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of the Board and our Code of Business Conduct and Ethics described below may be viewed on our Internet website at www.miteksystems.com under “Investors.” You may also request a copy of any of these documents free of charge by writing to our Corporate Secretary at Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Corporate Secretary.
Director Independence
The Board is responsible for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. As required under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the company’s board of directors. The Board consults with our legal counsel to ensure that the Board’s determinations regarding the independence of our directors are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in applicable NASDAQ listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director (or former director, as applicable), or any of his or her family members, and the Company, our senior management and our independent auditors, the Board has determined that all of our directors other than Mr. Carnecchia (who is employed as an executive officer of the Company) are independent, in each case as defined in NASDAQ Listing Rule 5605(a)(2). In addition, the Board has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.
Meetings of the Board
The Board meets on a regular basis throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval.  The Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings.  During the 2018 fiscal year, the Board met six times and acted by unanimous written consent four times.  No director attended fewer than 75% of the aggregate number of meetings held by the Board during the 2018 fiscal year.
Executive Sessions
As required under applicable NASDAQ listing standards, our independent directors periodically meet in executive session at which only they are present.
Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage all of our directors to attend.  All of our directors from the director nominees discussed in Proposal No. 1 above who were directors at the time attended (either in person or via telephone) our 2018 annual meeting of stockholders.
Board Leadership Structure
Currently, the leadership structure of the Board is such that our Chairman and Chief Executive Officer positions are separate with Mr. Hansen, a member of the Board since October 2012, serving as the Chairman of the Board and Mr. Carnecchia serving as our Chief Executive Officer. The Board believes that the current structure, providing for the separation of the role of the Chairman and the Chief Executive Officer is appropriate at this time because it allocates the oversight of the business among the directors and the executive officers so that our Chief Executive Officer, who reports to our directors, can focus on the day-to-day business operations, and our Chairman, who has extensive experience leading the Company both as a director, lead independent director and recently as interim Principal Executive Officer, and other directors can oversee the activities of the Chief Executive Officer, other executive officers and the business as a whole. While the Board believes the current structure is appropriate at this time and provides the most effective leadership for the Company, the Board retains the flexibility to determine on a case-by-case basis whether the positions of Chief Executive Officer and Chairman of the Board should be combined or separated and whether an independent director should serve as Chairman.  This flexibility permits the Board to organize its functions and conduct its business in a manner it deems most effective and in the best interest of the Company and its stockholders in then prevailing circumstances.
Board’s Role in Risk Oversight
The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk.  The Board, as a whole, directly administers its risk oversight function.  In addition, the risk oversight function is also administered through the standing committees of the Board, which oversee risks inherent in their respective areas of responsibility, reporting to the Board regularly and involving the Board in their performance of risk oversight, as necessary.  For example, the Audit Committee oversees our financial exposure and financial reporting related risks and the Compensation Committee oversees risks related to our compensation programs and practices.  The Board, as a whole, directly oversees our strategic and business risk, including, among other items, product development risk and cybersecurity risk, through regular interactions with our management and, from time-to-time, input from independent advisors.  We believe the Board’s leadership structure supports its role in risk oversight, with our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer responsible for assessing and managing risks facing the Company day-to-day and the members of our Board providing oversight of such risk management.
Information Regarding Board Committees
The Board has established standing Audit, Compensation, and Nominating and Corporate Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities.  The three committees operate under written charters adopted by the Board, each of which is available on our Internet website at www.miteksystems.com under “Investors.” The following table sets forth the number of meetings held and actions taken by written consent during the 2018 fiscal year for each of the committees of the Board and current membership for each of the committees of the Board.  Each member of the committees of the Board during the 2018 fiscal year attended at least 75% of the meetings of each of the committees of the Board on which he or she served that were held during the period for which he or she was a committee member.

	Audit Committee		Nominating and Corporate Governance Committee		Compensation Committee
Employee Director:
Scipio “Max” Carnecchia	—		—		—
Non-Employee Directors:
William K. “Bill” Aulet	X		X	(1)	—
Kenneth D. Denman	X		—		—
James C. Hale	X	(1)	—		X
Bruce E. Hansen	X		X		—
Alex W. “Pete” Hart	—		X		X	(1)
Jane J. Thompson	—		X		X
Total meetings in the 2018 fiscal year	4		3		5
Total actions by written consent in the 2018 fiscal year	—		—		—

(1)	Committee chairperson.
Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(a) of the Exchange Act.  The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements, monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance, and reviewing the independence and performance of our independent registered public accountants.  The current members of the Audit Committee are Messrs. Aulet, Denman, Hale and Hansen.  The Board has determined that Mr. Hale is an “audit committee financial expert” in accordance with applicable SEC rules.  Each of the members of the Audit Committee is an “independent” director within the meaning of the applicable NASDAQ listing standards, as well as applicable SEC rules and regulations.
Compensation Committee
The Compensation Committee reviews executive compensation, establishes executive compensation levels, recommends employee compensation programs, administers our incentive plans, and monitors the Company’s compliance with applicable SEC rules and NASDAQ listing standards.  The current members of the Compensation Committee are Messrs. Hale and Hart and Ms. Thompson, each of whom is an “independent” director within the meaning of the applicable NASDAQ listing standards, as well as applicable SEC rules and regulations.

Nominating and Corporate Governance Committee
The Nominating Committee is responsible for reviewing and making recommendations to the Board regarding the composition and structure of the Board, establishing criteria for Board membership and corporate policies relating to the recruitment of Board members, and establishing, implementing and monitoring policies and processes regarding principles of corporate governance.  The current members of the Nominating Committee are Messrs. Aulet, Hansen and Hart and Ms. Thompson, each of whom is an “independent” director within the meaning of the applicable NASDAQ listing standards, as well as applicable SEC rules and regulations.
Consideration of Director Nominees
Director Qualifications
When evaluating nominees for election as directors (including all persons recommended by stockholders to become nominees for election as directors), the Nominating Committee takes into account: (i) all factors the Committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge; and (ii) the following minimum qualifications:

•	the highest personal and professional ethics, integrity and values and sound business judgment;

•
a background that demonstrates significant accomplishment in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest;

•	relevant expertise and experience and an ability to offer advice and guidance to our chief executive officer based on such expertise and experience;

•	independence from any particular constituency and an ability to be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business;
The Nominating Committee retains the right to modify these criteria from time to time.

Diversity

Consistent with its proactive evaluation of director performance, skills and attributes, the Board is committed to a policy of inclusiveness and actively seeks out highly qualified diverse candidates (including race, gender and ethnicity) to include in the pool from which director nominees are chosen. The composition of our director nominees reflects these ongoing efforts and the importance of differentiating personal characteristics and diversity among our directors.
Stockholder Nominations
The Nominating Committee will consider director candidates recommended by our stockholders of record. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not a candidate was recommended by a stockholder of record. Stockholders of record who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering a written recommendation and timely notice in accordance with our Bylaws to the Nominating and Corporate Governance Committee at Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Corporate Secretary not later than the close of business on December 7, 2018 nor earlier than November 7, 2018; provided, however, that if the date of our next annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.
Each written recommendation must set forth, among other information:

•	the name and address of the stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•
the class, series and number of shares of common stock of the Company, and any convertible securities of the Company, that are beneficially owned by the stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•
any option, warrant, convertible security, SAR, or similar right with an exercise or conversion privilege or settlement payment at a price related to any class or series of shares of the Company or with a value derived from the value of any class or series of shares of the Company, directly or indirectly, owned beneficially by such stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•
any proxy, agreement, arrangement, understanding, or relationship pursuant to which such stockholder of record and any beneficial owner on whose behalf the nomination is being made has or shares a right to vote any shares of any security of any class or series of the Company;

•	any short interest in any security of the Company held by such stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•	the proposed director candidate’s name, age, business address and residential address;

•
complete biographical information for the proposed director candidate, including the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;

•
the class and number of shares of common stock of the Company that are beneficially owned by the proposed director candidate and any convertible securities of the Company that are beneficially owned by the director candidate as of the date of the written recommendation;

•	a completed and signed questionnaire, representation and agreement from the director candidate, as further described in our Bylaws; and

•
any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A promulgated under the Exchange Act.

Director candidate nominations from stockholders must be provided in writing and must include the written consent of each proposed nominee to serve as a director if so elected. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to director nominations. If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above and more fully set forth in our Bylaws, the Secretary will provide the foregoing information to the Nominating Committee.
Evaluating Nominees for Director
Our Nominating Committee considers director candidates that are suggested by members of the committee, other members of the Board, members of management, advisors and our stockholders who submit recommendations in accordance with the requirements set forth above. The Nominating Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating Committee evaluates all nominees for director under the same approach whether they are recommended by stockholders or other sources.
The Nominating Committee reviews candidates for director nominees in the context of the current composition of the Board and committees of the Board, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee considers the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board, the committees of the Board and the Company, to maintain a balance of knowledge, experience, diversity and capability. In addition, the Nominating Committee seeks candidates with significant experience in the Company’s targeted markets. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Board, the committees of the Board and the Company during their respective terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating Committee will also determine whether the nominee meets the minimum director qualifications set forth above, has at least the same level of education and experience as the Company’s then-current directors, and whether such nominee is independent for NASDAQ purposes, which determination will be based upon applicable NASDAQ listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating Committee focuses on whether the nominees can contribute varied perspectives, skills, experiences and expertise to the Board.
The Nominating Committee will evaluate each proposed director’s candidacy, including proposed candidates recommended by security holders and recommend whether the Board should nominate such proposed director candidate for election by our stockholders.
Stockholder Communications to the Board
Stockholders may contact an individual director, the Board as a group or a specified committee or group of directors, including the non-employee directors as a group, at the following address: Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Board of Directors. We will receive and process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics or request general information about the Company.

Certain Relationships and Related Party Transactions
Since October 1, 2016, we have not entered into any transactions or series of transactions, and we are not currently considering any proposed transaction or series of transactions, in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know beneficially held more than five percent of any class of our common stock, including their immediate family members, had or will have a direct or indirect material interest.
Procedures for Approving Related Party Transactions
Under its charter, the Audit Committee is charged with reviewing and approving all potential related party transactions. All such related party transactions are then required to be reported under applicable SEC rules. Other than as may be required by the Audit Committee’s charter, we have not adopted additional procedures for review of, or standards for approval of, related party transactions but instead review such transactions on a case-by-case basis.
Non-Employee Director Compensation
For the 2018 fiscal year, our non-employee directors were compensated on a retainer-based model.  We also reimburse our non-employee directors for their reasonable expenses incurred in attending Board and committee meetings.  Members of the Board who are also employees of the Company receive no compensation for their services as a director.
The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the members of the Board for the fiscal year ended September 30, 2018:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards (3)(4)	All Other Compensation ($)	Total Compensation ($)
William K. “Bill” Aulet	$30,000	$125,001	$—	$155,001
Kenneth D. Denman	$30,000	$125,001	$—	$155,001
James C. Hale	$40,000	$125,001	$—	$165,001
Bruce E. Hansen(5)	$63,414	$125,001	$—	$188,415
Alex W. “Pete” Hart	$30,000	$125,001	$—	$155,001
Jane Thompson(6)	$30,000	$25,000	$—	$55,000

(1)
James B. DeBello, a former director and former Chairman of the Board, and our former President and Chief Executive Officer and a named executive officer, is not included in this table as he was an employee of the Company and therefore received no compensation for his service as a director. Mr. DeBello’s compensation is included in the “Summary Compensation Table” below.

(2)
This annual $30,000 retainer is paid on a quarterly basis; the retainer for Mr. Hale contains an additional $10,000 for his role as chairman of the audit committee; the retainer for Mr. Hansen contains an additional pro-rated $33,414 for his role as lead independent director from October 1, 2017 through August 27, 2018.

(3)
The amounts shown under the “Stock Awards” column represent the aggregate grant date fair value of stock options and restricted stock units granted to each non-employee director computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation— Stock Compensation. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to our financial statements included in our Form 10-K filed with the SEC on December 14, 2018.

(4)
As of September 30, 2018, each of our non-employee directors had the following aggregate number of stock awards outstanding: Mr. Aulet—101,135 shares; Mr. Denman—69,920 shares; Mr. Hale—131,135 shares; Mr. Hansen—261,724 shares; Mr. Hart—241,135 shares; and Ms. Thompson—106,787 shares. Mr. Hansen’s stock awards outstanding include 70,589 shares granted to him for his service as interim Principal Executive Officer (“PEO”).

(5)
Mr. Hansen was appointed PEO on August 27, 2018. During the year ended September 30, 2018 he received a pro rated Board retainer of $63,414 and restricted stock units with a grant date fair value of $46,666 for his services as a Board Member. This table excludes his compensation earned as PEO, which includes a salary of $112,436 and restricted stock units with a grant date fair value of $600,007. See the “Summary Compensation Table” below for more information.

(6)
Ms. Thompson was appointed to the Board on September 20, 2017. Prior to that date, she served as a member of our Advisory Board since 2012. For the year ended September 30, 2017, she received restricted stock units with a grant date fair value of $30,000 as an Advisory Board member as well as stock options with a grant date fair value of $204,000 and restricted stock units with a grant date fair value of $100,000 as a Board member. Her award for the year ended September 30, 2018 reflects a pro rated amount based on the awards she received upon her appointment to the Board.

Director Stock Ownership Guidelines
The Board has stock ownership guidelines designed to further link the interests of our Board with that of our stockholders. These guidelines provide that each of our independent directors should have equity positions in the Company with a value equal to five times his or her annual retainer amount. Direct and indirect stock ownership, including the vested in-the-money portion of any stock options held by the independent director, are included in determining each director’s equity position. Each independent director has five years to achieve the target ownership level. A director who fails to meet the ownership guidelines within the five-year period will not be eligible for new equity awards until the director achieves his or her prescribed ownership level.

INFORMATION REGARDING OUR EXECUTIVE OFFICERS
The officers of the Company serve at the pleasure of the Board. The following table includes the names and certain information about our current executive officers:

Name	Age	Position
Scipio “Max” Carnecchia	56	Chief Executive Officer and Director
Jeffrey C. Davison	54	Chief Financial Officer
Michael E. Diamond	54	Senior Vice President, General Manager—Payments
Jason L. Gray	48	Chief Legal Officer and Chief Compliance Officer
Stephen J. Ritter	49	Chief Technology Officer

Scipio “Max” Carnecchia..  Mr. Carnecchia has served as a Chief Executive Officer and as a director of the Company since November 2018. From October 2017 until July 2018, Mr. Carnecchia served as the Chief Executive Officer and board member of Illuminate Education, Inc. the market-leading Software as a Services education platform. Prior to Illuminate, Mr. Carnecchia was the President and Chief Executive Officer of Accelrys, Inc. and has also served on the Accelrys Board from 2009 until its acquisition in 2014. After the acquisition, Mr. Carnecchia continued to service as Chief Executive Officer of that business, which was renamed BIOVIA. Mr. Carnecchia previously served as President of Interwoven, Inc., a content management software company, which was acquired by Autonomy Corporation plc in January 2009. Prior to joining Interwoven, Mr. Carnecchia served as Vice President of Global Sales of Xoriant Corporation, a software product development company, from April 2000 to January 2001 and as Vice President of Sales and Services of SmartDB Corporation, a provider of data integration toolkits for systems integrators and IT organizations, from September 1996 to February 2000. Mr. Carnecchia has demonstrated significant leadership skills in his CEO roles at Accelrys , BIOVIA and Illuminate Education, Inc. and as Vice President of Xoriant and SmartDB and brings more than two decades of high technology experience to his position on the Board. During the past five (5) years, Mr. Carnecchia has served as a member of the boards of directors of: Guidance Software, Inc.; Agilysys, Inc.; Accelrys, Inc. Mr. Carnecchia holds a Bachelor of Engineering in Electrical Engineering from The Stevens Institute of Technology. Mr. Carnecchia’s extensive knowledge of the industry in which we operate, as well as his unique role in the day-to-day operations of the Company as our Chief Executive Officer allows him to bring to the Board a broad understanding of the operational and strategic issues facing the Company.

Jeffrey C. Davison. Mr. Davison joined Mitek as our Chief Financial Officer in June 2017. Prior to joining the Company, Mr. Davison was Senior Vice President, Sales Success of NetSuite Inc., one of the world’s leading providers of cloud-based financials, enterprise resource planning, human resources, professional services automation and omnichannel commerce software suites, from May 2014 through December 2016, where he was responsible for solution consulting, business development representatives, sales operations, sales enablement, and sales planning and analysis and oversaw approximately six hundred employees. From August 2013 through April 2014, Mr. Davison served as Chief Financial Officer of Outbrain Inc., a worldwide provider of content discovery platforms, where he was responsible for all aspects of finance and accounting, planning, business systems, insurance, and reporting. Prior to his position at Outbrain, Mr. Davison served as Chief Financial Officer of RightNow Technologies, Inc., from January 2008 through April 2012, and served as Vice President, Finance and Operations from April 2006 through January 2008 and Vice President, Sales Operations, from September 2000 through April 2006. While holding these positions, he managed financial aspects of RightNow’s transition from a privately held company through its initial public offering and eventually through its $1.8 billion acquisition by Oracle Corporation. Mr. Davison served as Chief Financial Officer of Blackmore Sensors & Analytics from October 2018 to November 2018. Mr. Davison holds a B.S. in Accounting from Montana State University-Bozeman and is a Certified Public Accountant.
Michael E. Diamond.  Mr. Diamond has served as our Senior Vice President, General Manager—Payments since January 2016 and previously served as our Chief Revenue Officer from September 2013 to January 2016 and as our Senior Vice President, Sales and Business Development from June 2012 through September 2013.  Prior to joining Mitek, from March 2008 to June 2012, Mr. Diamond served as Senior Vice President, Business Development, at Obopay Corporation, a global mobile payments company.  From July 2004 to March 2008, he served as a Business Unit Executive at IBM Corporation.  From January 2001 to July 2004, Mr. Diamond served as Vice President, Business and Corporate Development, at Alphablox Corporation, a provider of software for web-based enterprise analytics, and was directly involved in shaping and driving Alphablox’s acquisition by IBM Corporation.  From November 1999 to January 2001, Mr. Diamond served in various roles, including Senior Vice President Business Development/General Manager, Latin America and Japan, at S1 Corporation, an online financial services technology provider.  From March 1996 to November 1999, Mr. Diamond served in various management roles, including as Director, Channel Sales, at Edify Corporation, a provider of interactive voice response and online financial services software.  Mr. Diamond earned a bachelor’s degree in business administration with an emphasis in international business from St. Norbert College.
Jason L. Gray. Mr. Gray has served as our Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary since November 2018. From March 2016 until November 2018 Mr. Gray served as Chief Administrative Officer, General Counsel, and Corporate

Secretary. Prior to joining Mitek, in July 2014 Mr. Gray founded and ran Gradient Legal, Inc. a provider of outsourced general counsel services to small and mid-market technology companies and advisory services to private equity and venture capital funds. From May 2013 through July 2014, Mr. Gray was a Senior Vice President and General Counsel for Accelerys, Inc., a publicly traded software company that was sold to Dassault Systems in 2014. From November of 2002 until May 2013, Mr. Gray was the SVP of Strategic Development and General Counsel for Mitek International. From 1999 through November 2002, Mr. Gray was a Vice President and General Counsel for Netratings, Inc. From 1997 through 1999 Mr. Gray was an attorney with Wilson, Sonsini, Goodrich & Rosati. Mr. Gray currently serves on the board of directors of Tensegrity, Inc. and OneLegacy. Mr. Gray received his Juris Doctorate degree from the University of Michigan Law School in 1995 and bachelor degrees in Economics and German from Andrews University in 1992.
Stephen Ritter.  Mr. Ritter has served as our Chief Technology Officer since February 2016. Prior to joining Mitek, from June 2014 to February 2016 Mr. Ritter served as Chief Technology Officer for deep learning startup Emotient, acquired by Apple in January 2016.  From September 2013 through June 2014, Mr. Ritter was Chief Technology Officer for cloud based genomics startup Cypher Genomics which was acquired by Human Longevity Incorporated.  Mr. Ritter served as Vice President Engineering for Websense, a web, data and email security company, from June 2011 through August 2013.  From April 2006 through June 2011, Mr. Ritter was Senior Director of Engineering for McAfee/Intel.  Mr. Ritter joined McAfee as a result of the acquisition of security startup Preventsys where he served as Vice President of Engineering from November 2002 through April of 2006.  From January 2000 through October of 2002 Mr. Ritter was Principal Architect for Medunite.  Prior to joining Medunite, Mr. Ritter served as Senior Professional Services Engineer for Persistence Software.  Persistence Software acquired Orbisys, where Mr. Ritter was Founder and Vice President of Engineering from January 1996 through January 1998.  Between 1993 and 1996 Mr. Ritter was a Software Engineer for Titan Corporation; prior to that from 1992 through 1993 Mr. Ritter was a Scientific Programmer at the Computational Neurobiology Lab at the Salk Institute.  Mr. Ritter received a B.S. in Cognitive Science with an emphasis in Computer Science from the University of California San Diego in 1992 and is an inventor on nine patents.
None of our executive officers has any family relationships with any of our other executive officers or directors. There currently are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended September 30, 2018 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amounts and forms of compensation and the compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Company Highlights
Our financial and operational performance for the fiscal year ended September 30, 2018 reflected our continued efforts to increase our top-line performance and cash flows.  Our 2018 fiscal year highlights include:

•	Revenues for the fiscal year ended September 30, 2018 were $63.6 million, an increase of 40% compared to revenues of $45.4 million for the fiscal year ended September 30, 2017.

•
Net loss was $11.8 million, or $0.33 per share, for the fiscal year ended September 30, 2018, compared to net income of $14.1 million, or $0.40 per diluted share, for the fiscal year ended September 30, 2017.

•	Cash provided by operating activities was $5.6 million for the fiscal year ended September 30, 2018, compared to $10.4 million for the fiscal year ended September 30, 2017.

•
During fiscal 2018 the total number of financial institutions licensing our technology exceeded 6,100. All of the top 10 U.S. retail banks, and nearly all of the top 50 U.S. retail banks utilize our technology.

•
We added new patents to our portfolio during fiscal year 2018, bringing our total number of issued patents to 49 as of September 30, 2018. In addition, we have 21 patent applications as of September 30, 2018.

Named Executive Officers
As required by SEC rules, this Compensation Discussion and Analysis discusses compensation decisions with respect to (i) all individuals serving as the Company’s principal executive officer; (ii) principal financial officer; (iii) the three most highly compensated executive officers other than the Company’s principal executive officer and principal financial officer who were serving as executive officers at the end of the 2018 fiscal year, and (iv) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (iii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the 2018 fiscal year. We refer to these executive officers collectively in this Compensation Discussion and Analysis and the related compensation tables as the “named executive officers.” For the fiscal year ended September 30, 2018, the named executive officers were:

•	James B. DeBello, our former President and Chief Executive Officer (“CEO”);

•	Bruce E. Hansen, our former PEO and current Chairman

•	Jeffrey C. Davison, our Chief Financial Officer (“CFO”);

•	Michael E. Diamond, our Senior Vice President, General Manager—Payments (“GM”);

•	Stephen J. Ritter, our Chief Technology Officer (“CTO”); and

•	Kalle J. Marsal, our former Chief Operating Officer (“COO”).
Compensation Philosophy and Objectives
Our compensation philosophy is built upon the principles of pay for performance, shared ownership and alignment with the long-term interests of our stockholders. We believe that every aspect of our compensation programs, including the mix of short-term and long-term cash and equity payments, should enhance the Company’s ability to maximize stockholder value over time. Our specific objectives consistent with that philosophy are to:

•	align our executive officers’ compensation with our business objectives and the interests of our stockholders;

•	foster a goal-oriented, highly motivated management team whose participants have a clear understanding of our business objectives and shared corporate values; and

•	enable us to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment.

To meet these objectives, the Compensation Committee has designed a compensation program that combines “fixed” forms of compensation, such as base salaries and certain other benefits, with “at-risk” forms of compensation, such as performance-based annual bonuses, based upon the achievement of corporate and individual goals established by the Compensation Committee, and long-term equity incentive awards, which reward increasing the long-term value of the Company. While our objectives guide the development of our compensation programs, we may alter our programs and practices according to the evolving needs of the Company, within the constraints of any agreements in place with individual employees.
Consideration of 2018 Stockholder Advisory Vote
At our 2018 annual meeting of stockholders, our stockholders cast an advisory vote on the Company’s executive compensation decisions and policies, as disclosed in the proxy statement issued by the Company in January 2018, pursuant to Item 402 of SEC Regulation S-K (commonly known as the “say-on-pay vote”). Our stockholders approved the compensation of our executive officers, with approximately 87% of shares cast voting in favor of the say-on-pay proposal. As we evaluated our compensation practices and talent needs throughout 2018, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our financial, operational and strategic goals to incentivize the enhancement of stockholder value. As a result, the Compensation Committee decided to retain our general approach with respect to our executive compensation program.
Process for Establishing Compensation
Role of the Compensation Committee and Executive Officers
The current members of the Compensation Committee are Messrs. Hale and Hart and Ms. Thompson.  Each of these individuals qualifies as (i) an “independent director” under the requirements of NASDAQ listing rules, (ii) a ”non-employee director” under Rule 16b-3 of the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code.  The Compensation Committee is responsible for monitoring the performance and compensation of our named executive officers, reviewing compensation plans and administering our incentive plans.
The Compensation Committee operates under a written charter and is responsible for annually reviewing and approving (or recommending for the Board to approve) the amount and form of compensation of our CEO and making recommendations to the Board with respect to the amount and form of compensation of our other executive officers. The Compensation Committee considers recommendations from our CEO in determining executive compensation. Specifically, our CEO recommends base salary increases, equity award levels and the performance goals that are used in our annual bonus program and advises the Compensation Committee regarding the compensation program’s ability to attract, retain and motivate executive talent. The Compensation Committee has and exercises the ability to materially increase or decrease the compensation amounts recommended by our CEO. Our CEO is also involved in our executive compensation process by providing input on the performance targets for our annual bonus program, including the relative weight to be assigned to each performance target. Our Compensation Committee routinely meets in executive session, and our CEO is not in attendance during sessions of the Compensation Committee and sessions of the Board where decisions are made regarding his compensation. The Compensation Committee, by resolution passed by a majority of the committee, has the authority to designate one or more subcommittees, which subcommittee, to the extent not limited by applicable law or the NASDAQ listing standards, may have and exercise all the powers and authority of the Compensation Committee.
The Compensation Committee also considers the input of our compensation consultant. For the 2018 fiscal year, the Compensation Committee selected the consulting firm F.W. Cook & Company, Inc. (the “Compensation Consultant”) as our Compensation Consultant (see below under the heading “Role of the Compensation Consultant”). The Compensation Committee has again selected consulting firm FW Cook & Company, Inc. as our compensation consultant for fiscal year 2019. Although the Compensation Committee considers the input of our CEO and the Compensation Consultant, it is not bound by such recommendations, and the Compensation Committee’s determinations with respect to all executive compensation are submitted to the Board for final approval.
Role of the Compensation Consultant
In designing compensation programs and determining compensation levels for our named executive officers for the 2018 fiscal year, the Compensation Committee retained the services of the Compensation Consultant to formulate a report and make recommendations to the Compensation Committee regarding our compensation programs and executive compensation levels.  The Chairman of the Compensation Committee worked directly with the Compensation Consultant to determine the scope of the work needed to assist the Compensation Committee in its decision-making processes.  The Compensation Committee has assessed the independence of the Compensation Consultant and determined that no conflict of interest exists under the rules established by the SEC.  The Compensation Committee reviews the independence of its advisors annually.  In connection with its engagement, the Compensation Consultant provided the Compensation Committee with benchmark comparative data for our named executive officers with respect to base salaries, target and actual total cash compensation levels, long-term incentive values, and total direct compensation.  In making compensation decisions for the 2018 fiscal year, the Compensation Committee compared each element of total direct compensation against a peer group of 18 publicly traded companies in the technology industry, with an emphasis on application software, and Internet software and services against which the Compensation Committee believes we compete in the market for executive talent.  We collectively refer to this group as the “Compensation Peer Group.” The pay data for this group was analyzed by the Compensation Consultant using each company’s recent public filings.  This Compensation Peer Group was used, when available, for all executive officers, including our named executive officers.  We generally select companies with the following criteria for the Compensation Peer Group:  less than $220 million approximately in annual revenues, between $100 million and $1.5 billion in market capitalization, projected revenue growth rates similar to the Company over the next two years, headquartered in major metropolitan areas (reflecting similar cost of living as the Company), and with broadly similar equity valuation relative to revenues.  The following is a list of the 18 companies comprising our Compensation Peer Group for the 2018 fiscal year:

Amber Road, Inc.	Everbridge, Inc.	Model N, Inc.
Asure Software, Inc.	Five9	Reis, Inc.
Brightcove	Glu Mobile, Inc.	SITO Mobile, Inc.
Channeladvisor	Hortonworks, Inc.	Telenav, Inc.
Datawatch Corporation	MINDBODY, Inc.	Meet Group, Inc.
Digimarc Corporation	MobileIron, Inc.	Upland Software, Inc.

The Compensation Committee used the peer group data provided by the Compensation Consultant to make the initial determination of the competitiveness of total direct compensation for each executive. Our Compensation Committee makes adjustments down or up from such market-based determination based on its comprehensive assessment of retention risk for each executive, based in part on input from our CEO with regard to the positions that report to him.
Components of Executive Compensation
The Company’s executive compensation program consists of the following elements:

•	base salary;

•	annual bonuses;

•	equity-based incentives;

•	other benefits; and

•	severance and change of control plans.
Base Salary
We provide a base salary to our named executive officers and other employees to compensate them for services rendered on a day-to-day basis during the fiscal year. Base salary will typically be used to recognize the experience, skills, knowledge and responsibilities required of each named executive officer, and should reflect individual performance related to our overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with performance reviews.
Generally, the initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience and prior salary level. Thereafter, the Compensation Committee reviews and recommends adjustments, as necessary or appropriate, to the base salaries of our executive officers to the Board on an annual basis.
The Compensation Committee typically targets named executive officers’ salaries at a level that is near the median of salaries of executives with similar roles at comparable companies but other factors may lead to salaries that are higher or lower than the median. The Compensation Committee believes that the median for base salaries is generally the minimum cash compensation level that would allow us to attract and retain talented executives.
All employees’ base salaries are reviewed annually for possible merit increases taking into account the criteria referenced above, but merit increases are not automatic or guaranteed.
In November 2017, based on the recommendation of the Compensation Committee, the Board approved a 4.0% increase in the base salary for Messrs. DeBello, Davison and Ritter (with Mr. Davison’s increase adjusted down to 1.3% based on his start date with the Company) for the 2018 fiscal year, consistent with market trends and practices. Mr. Marsal received an increase of 12% of his base salary based on his promotion to the role of Chief Operating Officer.

The following table sets forth information regarding base salaries approved by the Board for the 2018 fiscal year for our named executive officers:

Named Executive Officer	2018 Base Salary
James B. DeBello	$468,000
Bruce E. Hansen	$480,000	(1)
Jeffrey C. Davison	$304,000
Stephen J. Ritter	$283,920
Kalle J. Marsal	$280,000
Michael E. Diamond	$280,160

(1)
Reflects the annualized base salary of Mr. Hansen. Mr. Hansen was appointed to his position as PEO during the 2018 fiscal year, and accordingly, cash salary actually paid him was less than the annualized base salary (as reflected in the Summary Compensation Table).

Annual Bonus
Our annual bonus plan is one of the key components of the “at-risk” compensation we offer to our executives. We utilize our annual bonus plan to reward performance achievements with a time horizon of one year or less and such plan is intended to motivate and reward our executives for their contributions toward meeting longer-term corporate financial and strategic goals and to align the interests of such executives with those of our stockholders.
In developing our annual bonus plan, the Compensation Committee sets targets which it believes reflect the business conditions within our industry and are consistent with achieving our short- and long-term goals. The target achievement levels for our executives with respect to the applicable performance metrics are based on the Board-approved operating plan, which reflects the Company’s target performance for the upcoming fiscal year, and such targets are calibrated such that they are challenging enough to require strong and consistent effort by the executives in order to be achieved.
 In December 2018, the Board, based upon the recommendation of the Compensation Committee, approved the Company’s executive bonus program for the fiscal year ended September 30, 2018 (the “2018 Bonus Plan”). Pursuant to the terms of the 2018 Bonus Plan, certain of the Company’s executives were eligible to receive cash bonuses based upon the achievement of certain corporate and individual performance goals during the 2018 fiscal year.
The Compensation Committee reviewed each executive’s bonus target as a percentage of their base salary.  As part of this review, the bonus target for our CEO remained at 80% of his annualized salary, the bonus target for our CFO remained at 60% of his annualized salary; the bonus target of our COO was increased to 50% of his annualized salary; and the bonus target for our CTO was increased to 60% of his annualized salary, and the bonus target for our GM was set at 50% of his annualized salary. For our CEO, CTO, COO, and CFO the 2018 Bonus Plan provided that up to 75% of the bonus target would be based upon the Company’s revenue and non-GAAP net income performance and the remaining 25% of the bonus target would be based upon achievement of certain individual performance goals.  In addition, our GM was eligible to receive a cash bonus equal to up to 50% of his annualized salary (reduced from 100% under the 2017 Bonus Plan with a corresponding increase in base salary), with up to 87.5% of the bonus target based upon achievement or two financial metrics (revenue ad non-GAAP net income) and the remaining 12.5% of the bonus target based upon achievement of certain individual performance goals. The maximum bonus payable to each executive under the 2018 Bonus Plan was 150% of their respective bonus targets.

In making its determination with respect to the achievement of performance objectives, the Compensation Committee considers our CEO’s recommendations with respect to the performance of his direct reports against their individual performance objectives. Following the end of the 2018 fiscal year, the Compensation Committee assessed the Company’s performance against the corporate performance component and determined that the Company had achieved 102.3% of its revenue plan and 100.0% of its non-GAAP net income plan. Accordingly, after taking into account the named executive officers’ performance against their respective individual performance goals, the Compensation Committee awarded the following annual bonus amounts, which amounts were paid in November 2018:

Named Executive Officer	2018 Bonus Target (as a percentage of base salary)	2018 Bonus Target (base * target %) (1)	2018 Bonus
James B. DeBello	80%	$374,400	$378,760
Bruce E. Hansen(2)	—%	—	—
Jeffrey C. Davison	60%	182,400	184,498
Stephen J. Ritter	60%	170,352	172,311
Kalle J. Marsal	50%	140,000	141,610
Michael E. Diamond	50%	140,080	141,691

(1)	Reflects the annualized target bonus of the named executive officer.

(2)	Mr. Hansen was not a participant in the 2018 Bonus Plan, and accordingly, did not have a 2018 bonus target set forth therein.
Equity-Based Incentives
Our long-term equity-based incentives are another key component of our “at-risk” compensation package and are intended to reward longer-term performance and to help align the interests of our executive officers with those of our stockholders. We believe that long-term performance is achieved through an ownership culture that rewards performance by our executive officers through the use of equity incentives.
Equity-based incentives are granted to our executive officers under the Mitek Systems, Inc. 2012 Incentive Plan (the “2012 Plan”). Stock options granted under the 2012 Plan generally vest as to 25% of the shares on the one-year anniversary of the date of grant and thereafter in equal monthly installments over a period of three years. RSUs granted under the 2012 Plan may be issued for nominal or no cost and may be granted in consideration of the recipient’s past or future services performed for the Company. RSUs generally vest in equal annual installments over a period of four years from the date of grant.
Typically, the size and form of the initial equity awards for our executive officers is established through arm’s-length negotiation at the time the individual executive officer is hired. In formulating these awards, the Compensation Committee considers, among other things, the prospective role and responsibility of the executive officer, the amount of equity-based compensation held by the executive officer at his or her former employer, the cash compensation received by the executive officer, the Compensation Committee’s sense of the competitive market for similar positions (based on input from the Compensation Consultant), and the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value. Thereafter, the Compensation Committee reviews the equity holdings of our executive officers annually and periodically recommends to the Board, based on input from the Compensation Consultant, the grant of equity awards in the form of stock options and/or RSUs to our executive officers to ensure that their overall equity position was consistent with our compensation objectives.
On November 14, 2017, Messrs. DeBello, Davison, Diamond, Marsal and Ritter were granted annual equity incentive awards, based in part on the performance of the Company during the year ended September 30, 2017 and based on input from the Compensation Consultant.
The following table sets forth the number of equity awards granted during the fiscal year ended September 30, 2018:

Named Executive Officer	Restricted Stock Units	Stock Options
James B. DeBello	52,326	98,581
Bruce E. Hansen(1)	85,124	—
Jeffrey C. Davison(2)	7,752	14,605
Stephen J. Ritter	34,884	65,721
Kalle J. Marsal	17,442	32,861
Michael E. Diamond	17,442	32,561

(1)
During the fiscal year ended September 30, 2018, Mr. Hansen served as both a member of the Board, for which he received 14,535 restricted stock units, as as our PEO, for which he received 70,589 restricted stock units.

(2)
Mr. Davison was appointed to his position during the 2017 fiscal year. The restricted stock units and stock options granted to Mr. Davison during fiscal 2018 were based in part on the performance of the Company during the fiscal year ended September 30, 2017. Accordingly, the number of restricted stock units and stock options granted to Mr. Davison during fiscal 2018 reflect the pro rated portion of the 2017 fiscal year during which Mr. Davison served.

Other Benefits
We maintain a 401(k) plan that allows participating employees to contribute a percentage of their salary, subject to Internal Revenue Service annual limits, on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code.  The Company made matching contributions to the plan for the fiscal years ended September 30, 2017, September 30, 2016 and September 30, 2015. The Company intends to make matching contributions to the plan for the fiscal year ended September 30, 2018.
In addition, we provide health care, dental, vision and life insurance, employee assistance plans, long-term disability and accidental death and dismemberment benefits to all full-time employees, including our named executive officers. These benefits are available to all employees, subject to applicable laws. We believe these benefits are consistent with benefits of companies with which we compete for employees.
Severance and Change of Control Plans
The Compensation Committee provides our executives with severance and change of control protection when it determines that such protection is necessary to attract or retain an executive. Under the terms of their respective executive severance and change of control plans, each named executive officer is entitled to receive certain severance payments and benefits in the event that he is terminated without cause or resigns for good reason and/or is terminated in connection with a change of control of the Company, subject in all cases to certain conditions. The severance payments and benefits that are payable under these plans are further described below in the section entitled “Potential Payments Upon Termination or Change of Control.”
Executive Compensation for the 2019 Fiscal Year
Components of Executive Compensation
Base Salary.  Based on input from the Compensation Consultant, the Compensation Committee recommended and the Board approved increases in the base salaries for each of our named executive officers for the 2019 fiscal year. Messrs. Ritter, Marsal, and Diamond received increases of 3.0% of their respective base salaries consistent with market trends and practices. Mr. Davison received an increase of 10.2% of his base salary based on performance and for retention purposes.

Named Executive Officer	2019 Base Salary
James B. DeBello(1)	$468,000
Jeffrey C. Davison	$335,000
Stephen J. Ritter	$292,438
Kalle J. Marsal(2)	$288,400
Michael E. Diamond	$288,565
 (1) Mr. DeBello’s employment with the Company terminated as of January 1, 2019.
(2) The position of COO was eliminated in December 2018 and Mr. Marsal’s employment with the Company terminated as of January 1, 2019.

Annual Bonus.  On December 9, 2018, the Board, based upon the recommendation of the Compensation Committee, approved the Company’s executive bonus program for the fiscal year ending September 30, 2019 (the “2019 Bonus Plan”).  Pursuant to the terms of the 2019 Bonus Plan, the Company’s executive officers will be eligible to receive cash bonuses based upon the achievement of certain corporate and individual performance goals during the 2019 fiscal year.  The bonus target under the 2019 Bonus Plan for the CEO, CFO and CTO was consistent with the 2018 Bonus Plan, with our CEO having a bonus target equal to 80% of his annualized salary; the CFO and CTO each having a bonus target equal to 60% of their respective annualized salaries. The COO position was eliminated in December 2018.  Up to 80% of the bonus target for our CEO, CFO, and CTO, is based upon achievement of two financial metrics (revenue and non-GAAP net income) and the remaining 20% of the bonus target is based upon achievement of certain individual performance goals.  In addition, our GM will be eligible to receive a cash bonus equal to up to 50% of his annualized salary, with up to 87.5% of the bonus target based upon achievement of two financial metrics (revenue and non-GAAP net income) and the remaining 12.5% of the bonus target based upon achievement of certain individual performance goals.  The maximum bonus payable to each of the Company’s CEO, CFO, CTO, and GM is 150% of their respective bonus targets.
Equity-Based Incentives. In connection with his appointment as our CEO, the Board granted 94,738 restricted stock units, 172,179 stock options, and 800,000 performance stock options to to Scipio “Max” Carnecchia on November 6, 2018. On November 6, 2018, the Board, based upon the recommendation of the Compensation Committee, approved the following grants of restricted stock units for the fiscal year ending September 30, 2019: Mr. Ritter—15,790 shares; Mr. Marsal—15,790 shares; and Mr. Diamond—31,579 shares. In addition, on November 6, 2018, the Board, based on recommendation of the Compensation Committee, approved the following stock option grants for the fiscal year ended September 30, 2019: Mr. Ritter—30,313 shares; Mr. Marsal—30,313 shares; and Mr. Diamond—60,626 shares. On November 23, 2018, the Board, based on the recommendation of the Compensation Committee approved a grant of 21,053 restricted stock units and 40,624 stock options to Mr. Davison for the fiscal year ended September 30, 2019.
Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to certain named executive officers. Pursuant to the Tax Cuts and Jobs Act of 2017, or the Tax Act, for taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies to compensation in excess of $1.0 million paid to a public company’s chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the Tax Act eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1.0 million paid to each of the executives described above (other than certain grandfathered compensation in effect before November 2017) will not be deductible by us.
Risks Related to Compensation Policies and Practices
The Compensation Committee has considered whether the Company’s overall compensation program for its employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted and the uniformity of compensation policies across the Company, which the Compensation Committee regards as setting an appropriate level of risk taking for the Company. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits.
Hedging Prohibition
As part of our insider trading policy our executives and directors are prohibited from short selling and buying or selling puts and calls on our securities, and from engaging in hedging, forward sale and other similar derivative transactions of our securities.

Summary Compensation Table
The following table sets forth certain information regarding the compensation earned by each of our named executive officers during the fiscal years ended September 30, 2018, 2017 and 2016:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total Compensation ($)
James B. DeBello	2018	468,000		—		450,004	450,004	378,706	5,008		1,751,722
Former President &	2017	450,000		—		1,660,752	—	360,000	421		2,471,173
CEO	2016	441,952		14,000	(4)	862,000	—	414,071	516		1,732,539
Bruce E. Hansen	2018	110,080	(5)	—		725,008	—	—	—		835,088
Former Principal Executive Officer
Jeffrey C. Davison	2018	304,000		—		66,667	66,669	184,498	4,542		626,376
Chief Financial Officer	2017	84,092	(5)	48,808	(6)	2,040,302	—	—	50,106	(7)	2,223,308
Stephen J. Ritter	2018	283,920		—		300,002	300,003	172,311	1,094		1,057,330
Chief Technology	2017	272,950		—		1,107,168	—	109,180	383		1,489,681
Officer	2016	171,231	(5)	79,246	(8)	605,750	—	—	406
Kalle J. Marsal	2018	280,000		—		150,001	150,004	141,610	1,086		722,701
Former Chief Operating Officer	2017	250,000		—		1,104,635	—	100,000	351		1,454,986
Michael E. Diamond	2018	280,160		—		150,001	150,004	141,691	1,374		723,230
General Manager	2017	206,000		—		569,726	—	206,000	289		982,015
	2016	200,000		—		431,000	—	216,802	345		848,147

(1)
The amounts shown under the “Stock Awards” column and the “Option Awards” column represent the aggregate grant date fair value of RSUs (including Senior Executive Performance RSUs) and option awards, respectively, granted to each named executive officer in the year indicated, computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to our financial statements included in our Form 10-K filed with the SEC on December 14, 2018.

(2)
The amounts shown under the “Non-Equity Incentive Plan Compensation” column represent annual cash bonuses earned pursuant to the 2018 Bonus Plan, the 2017 Bonus Plan, and the 2016 Bonus Plan, respectively.

(3)
Represents group term life insurance and long term disability premiums and wellness benefits paid on behalf of our named executive officers in the fiscal years ended September 30, 2018, 2017 and 2016, unless otherwise noted.

(4)
Represents a discretionary bonus awarded to the named executive officer by the Board, based on recommendations of the Compensation Committee, outside the terms of the 2016 Bonus Plan with respect to the named executive officer’s service to the Company during the 2016 fiscal year.

(5)
Represents the portion of the named executive officer’s base salary earned during the portion of the 2018, 2017, and 2016 fiscal years during which the named executive officer commenced his employment with the Company (August 2019, in the case of Mr. Hansen; June 2017, in the case of Mr. Davison; and February 2016, in the case of Mr. Ritter).

(6)
Represents a discretionary bonus of $48,438 with respect to the named executive officer’s service to the Company during the 2017 fiscal year. The named executive officer joined the Company during the 2017 fiscal year, and thus was not a participant in the 2017 Bonus Plan, but was awarded this discretionary bonus by the Board, based on recommendations of the Compensation Committee, consistent with the targets and criteria set forth in the 2017 Bonus Plan, pro-rated to reflect the portion of the year during which the named executive officer served in his position.

(7)	Includes $50,000 for relocation expenses paid to the named executive officer in accordance with his offer letter.

(8)
Represents a discretionary bonus awarded to the named executive officer with respect to the named executive officer’s service to the Company during the 2016 fiscal year.  The named executive officer joined the Company during the 2016 fiscal year, and thus was not a participant in the 2016 Bonus Plan, but was awarded this discretionary bonus by the Board, based on recommendations of the Compensation Committee, consistent with the targets and criteria set forth in the 2016 Bonus Plan, pro-rated to reflect the portion of the year during which the named executive officer served in his position.

Grants of Plan-Based Awards
The following table sets forth information regarding grants of plan-based awards to each of our named executive officers during the fiscal year ended September 30, 2018:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards:	Grant Date Fair Value of Stock
	Grant	Threshold	Target	Maximum	(# of	and Option
Name	Date	($)	($)	($)	shares)(2)	Awards(3)
James B. DeBello	12/29/2017	$93,600	$374,400	$514,800	—	—
	11/15/2017	—	—	—	150,000	$862,500
Bruce E. Hansen	11/15/2017	—	—	—	14,535	$125,001
	8/27/2018	—	—	—	70,589	$600,007
Jeffrey C. Davison	12/29/2017	$45,600	$182,400	$250,800	—	—
	11/15/2017	—	—	—	22,357	$133,336
Stephen J. Ritter	12/29/2017	$42,588	$170,352	$234,234	—	—
	11/15/2017	—	—	—	100,605	$600,006
Kalle J. Marsal	12/29/2017	$35,000	$140,000	$192,500	—	—
	11/15/2017	—			50,303	$300,005
Michael E. Diamond	12/29/2017	$17,510	$140,080	$201,365	—	—
	11/15/2017	—	—	—	50,303	$300,005

(1)
Messrs. DeBello, Davison, Ritter, Marsal and Diamond were participants in the 2018 Bonus Plan and were eligible to receive cash bonuses based upon the achievement of certain corporate performance goals as described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(2)
RSUs were granted to Messrs. DeBello, Davison, Ritter, Marsal and Diamond on November 15, 2017 and vest in equal annual installments over a period of four years from the date of grant. Stock options were granted to Messrs. DeBello, Davison, Ritter, Marsal and Diamond on November 15, 2017 and vest over four years from the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remaining shares vesting in thirty-six equal monthly installments thereafter. In connection with his service as a director for the fiscal year ended September 30, 2017, RSUs were granted to Mr. Hansen on November 15, 2017 and vest in full on the first anniversary of the date of grant. In connection with his his services as a PEO, RSUs were granted to Mr. Hansen on August 27, 2018 and vest upon the earlier of: (i) the first anniversary of Mr. Hansen's commencement of employment, (ii) the commencement of employment of a new CEO, or (iii) termination of Mr. Hansen's employment following a change in control of the Company. Mr. Carnecchia commenced his employment as CEO in November 2018, and accordingly, the RSUs granted to Mr. Hansen on August 27, 2018 have fully vested.

(3)
The amounts disclosed in the “Grant Date Fair Value of Stock and Option Awards” column are equal to the aggregate grant date fair value of each RSU and stock option award computed in accordance with ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to our financial statements included in our Form 10-K filed with the SEC on December 14, 2018.

Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table
For a narrative discussion of the Summary Compensation Table and the Grants of Plan-Based Awards table, see the footnotes to the tables as well as the Compensation Discussion and Analysis of this Proxy Statement. In addition, below is a description of the material compensation-related terms of all employment arrangements in effect during the fiscal year ended September 30, 2018 with our named executive officers, including annual base salaries during the fiscal year ended September 30, 2018. For a description of the payments and benefits that would be provided to our named executive officers in connection with a termination of their employment or a change of control, see the section below entitled “Potential Payments Upon Termination or Change of Control”.
James B. DeBello
On August 27, 2018, Mr. DeBello and the Company entered into a Separation Agreement setting forth the details of Mr. DeBello’s departure from the Company. Under the terms of the Separation Agreement, in consideration for a general release of claims against the Company, the Company agreed to pay Mr. DeBello, in addition to amounts that he is entitled under his Executive Severance and Change of Control Plan, as described below in the section entitled “Potential Payments Upon Termination or Change of Control,” (i) a lump sum payment of $380,000, which was Mr. DeBello’s target bonus amount for fiscal 2018, (ii) a pro-rata target bonus for fiscal year 2019 (based on his then current annual base salary of $475,000, but otherwise pro-rated based on the number of days of his employment in fiscal year 2019), and (iii) up to an aggregate of $20,000 in reasonable, documented attorney’s fees incurred in connection with his negotiation, review and execution of the Separation Agreement.

Bruce E. Hansen

On August 27, 2018, we entered into a letter agreement with Bruce Hansen, pertaining to his employment as our interim PEO. The letter agreement provides that in consideration for Mr. Hansen’s services during the CEO transition period he will receive (i) an annualized base salary of $480,000, paid semi-monthly, until such time as a new CEO is hired, (ii) a restricted stock unit award equal to $600,000, which will vest upon the earlier of (a) one year from the date of his employment, (b) the commencement of employment of a new CEO, or (c) termination of his employment following a change in control, and will be settled on the two-year anniversary of the grant. Mr. Hansen was also eligible to participate in the Company’s 401(k) savings plan and the health, disability, insurance and other plans made available generally to the Company’s salaried employees.
Jeffrey C. Davison
In June 2017, we entered in to a letter agreement with Jeffrey C. Davison, our CFO.  Mr. Davison’s current annual base salary is $335,000 and he is eligible to participate in the Company’s annual bonus plan, 401(k) plan and health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Davison is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause or by him for good reason in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”
Michael E. Diamond
In June 2012, we entered into a letter agreement with Michael E. Diamond, our GM. Mr. Diamond’s current annual base salary is $288,565 and he is eligible to participate in the Company’s annual bonus plan, 401(k) plan and health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Diamond is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause or by him for good reason in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”
Kalle J. Marsal
In October 2016, we entered in to a letter agreement with Kalle J. Marsal, our COO.  Mr. Marsal’s annual base salary at the time his position was eliminated and he was terminated was $288,400. Mr. Marsal is also entitled to receive, and did receive, certain severance payments and benefits in the event that his employment is terminated by us without cause or by him for good reason in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”
Stephen J. Ritter
In January 2016, we entered in to a letter agreement with Stephen J. Ritter, our CTO.  Mr. Ritter’s current annual base salary is $292,438 and he is eligible to participate in the Company’s annual bonus plan, 401(k) plan and health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Ritter is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause or by him for good reason in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards held by our named executive officers as of September 30, 2018:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock Not Yet Vested		Market Value of Shares or Units of Stock That Have Not Vested (2)
James B. DeBello	250,000	(3)	—	—	$0.79	02/24/20	—		$—
Former President &	356,830	(4)	—	—	2.60	11/15/20	—		—
CEO	100,000	(5)	—	—	11.05	02/22/22	—		—
	75,000	(6)	—	—	2.34	11/16/22	—		—
	239,583	(7)	10,417	—	2.66	11/04/24	—		—
	—		—	—	—	—	100,000	(8)	705,000
	—		—	—	—	—	112,500	(9)	793,125
	—		—	—	—	—	600,000	(10)	4,230,000
	—		—	—	—	—	52,326	(11)	368,898
	—	(12)	98,581		8.60	11/15/27	—		—
Bruce E. Hansen	—		—	—	—	—	500	(13)	3,525
Former Principal	—		—	—	—	—	14,535	(14)	102,472
Executive Officer	—		—	—	—	—	70,589	(15)	497,652
Jeffrey C. Davison	—		—	—	—	—	112,500	(16)	793,125
Chief Financial	—		—	—	—	—	300,000	(10)	2,115,000
Officer	—		—	—	—	—	7,752	(11)	54,652
	—	(12)	14,605	—	8.60	11/15/27	—		—
Stephen J. Ritter	—		—	—	—	—	50,000	(17)	352,500
Chief Technology	—		—	—	—	—	12,500	(18)	88,125
Officer	—		—	—	—	—	75,000	(9)	528,750
	—		—	—	—	—	400,000	(10)	2,820,000
	—		—	—	—	—	34,884	(11)	245,932
	—	(12)	65,721	—	8.60	11/15/27	—		—
Kalle J. Marsal	—		—	—	—	—	75,000	(9)	528,750
Former Chief	—		—	—	—	—	200,000	(10)	1,410,000
Operating Officer	—		—	—	—	—	17,442	(11)	122,966
	—	(12)	32,861	—	8.60	11/15/27	—		—
Michael E. Diamond	14,584	(19)	—	—	3.89	06/29/22	—		—
General Manager	10,000	(5)	—	—	2.34	11/16/22	—		—
	134,159	(7)	6,250	—	2.66	11/04/24	—		—
	—		—	—	—	—	50,000	(8)	352,500
	—		—	—	—	—	22,500	(9)	158,625
	—		—	—	—	—	150,000	(10)	1,057,500
	—		—	—	—	—	17,442	(11)	122,966
	—	(12)	32,861	—	8.60	11/15/27	—		—

(1)	The option awards expire 10 years from the date of grant, and may be subject to earlier expiration in connection with a termination of employment.

(2)	The closing price of our common stock on the NASDAQ Capital Market as of September 30, 2018 was $7.05 per share.

(3)	The shares subject to the option award vested in equal monthly installments from February 24, 2010, the date of grant, and were fully vested on February 24, 2013.

(4)	The shares subject to the option award vested in equal monthly installments from November 15, 2010, the date of grant, and were fully vested on November 15, 2015.

(5)
The shares subject to the option award vested over a period of four years from February 22, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and were fully vested on February 22, 2016.

(6)
The shares subject to the option award vested over a period of four years from November 16, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and were fully vested on November 16, 2016.

(7)
The shares subject to the option award vest over a period of four years from November 4, 2014, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and were fully vested on November 4, 2018.

(8)
The shares subject to the RSU award vest over a period of four years from November 6, 2015, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on November 6, 2019.

(9)
The shares subject to the RSU award vested over a period of four years from November 16, 2016, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on November 16, 2020.

(10)
Senior Executive Performance RSUs are purely performance-based, and the shares subject to the Senior Executive Performance RSUs do not vest unless, as of the end of the Performance Period or in connection with a Change of Control (as defined the in 2012 Plan), a significant threshold level of stock price appreciation (or the equivalent in connection with a Change of Control that takes the form of an asset sale) has been achieved by the Company. Furthermore, the number of Senior Executive Performance RSUs that ultimately vest at the end of the Performance Period depends on whether the percentage increase in the Company’s stock price during the Performance Period equaled or outperformed the percentage increase in the Russell 2000 Index over the same period.

(11)
The shares subject to the RSU award vested over a period of four years from November 15, 2017, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on November 15, 2021.

(12)
The shares subject to the option award vest over a period of four years from November 15, 2017, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and will be fully vested on November 15, 2021.

(13)	The shares subject to the RSU award vested over a period of five years from November 5, 2013, the date of grant, in equal monthly installments, and were fully vested on November 5, 2018.

(14)	The shares subject to the RSU award vested over a period of one year from November 15, 2017, the date of grant, and were fully vested on November 15, 2018.

(15)
The shares subject to the RSU award were granted on August 27, 2018 and vest upon the earlier of: (i) the first anniversary of Mr. Hansen's commencement of employment, (ii) upon the commencement of employment of a new CEO at Mitek Systems, Inc., or (iii) termination of Mr. Hansen's employment following a change in control. Vested shares will be delivered to Mr. Hansen upon the earlier of (i) the second anniversary of the commencement of his employment with the company or (ii) upon a change in control. Mr. Carnecchia commenced his employment as CEO in November 2018, and accordingly, the RSUs granted to Mr. Hansen on August 27, 2018 have fully vested.

(16)
The shares subject to the RSU award vested over a period of four years from June 21, 2017, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on June 21, 2021.

(17)
The shares subject to the RSU award vest over a period of four years from February 10, 2016, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on February 10, 2020.

(18)
The shares subject to the RSU award vest over a period of four years from August 3, 2016, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on August 3, 2020.

(19)
The shares subject to the option award vested over a period of four years from June 29, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and were fully vested on June 29, 2016.

Option Exercises and Stock Vested
The following table sets forth information regarding exercise of option awards and vesting of shares underlying RSUs for our named executive officers for the fiscal year ended September 30, 2018:

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3)
James B. DeBello	—	$—	114,374	$1,002,960
Bruce E. Hansen	40,000	248,600	50,000	475,000
Jeffrey C. Davison	—	—	37,500	352,500
Michael E. Diamond	—	—	46,733	409,726
Kalle J. Marsal	—	—	25,000	219,375
Stephen J. Ritter	—	—	56,250	456,875

(1)
The value realized equals the number of shares acquired on exercise multiplied by the difference between the per share closing price of the Company’s common stock on the date of exercise and the per share exercise price of the option.

(2)	Amounts include shares tendered to us for payment of payroll tax obligations.

(3)	The value realized equals the number of shares vested multiplied by the per share closing price of the Company’s common stock on the date of vesting.
Potential Payments Upon Termination or Change of Control
James B. DeBello
On February 28, 2011, we entered into an Executive Severance and Change of Control Plan with James B. DeBello, our former President and Chief Executive Officer (the “DeBello Severance Plan”).
Under the terms of the DeBello Severance Plan, if we terminated Mr. DeBello’s employment without Cause (as defined below) or if Mr. DeBello terminated his employment for Good Reason (as defined below), Mr. DeBello would be entitled to receive: (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of 50% of all outstanding equity awards then held by Mr. DeBello.
In addition, the DeBello Severance Plan provided that in the event of a Change of Control (as defined below) of the Company, Mr. DeBello would be entitled to receive: (i) a cash amount equal to two times his then- current annual base salary, payable in accordance with the terms of the DeBello Severance Plan; and (ii) accelerated vesting of 100% of all outstanding equity awards then held by Mr. DeBello. If Mr. DeBello was terminated without Cause or terminated his employment for Good Reason at any time within two months prior to or 24 months following a Change of Control, Mr. DeBello would be entitled to receive a lump-sum cash amount equal to 24 months of premium payments for continuation coverage under the Company’s health plans.
The timing of severance payments and benefits under the DeBello Severance Plan could have been deferred to avoid incurring additional taxes and penalties pursuant to Section 409A. The DeBello Severance Plan also provided that such severance payments and benefits are generally subject to certain gross-up provisions in the event that they were characterized as “excess parachute payments” within the meaning of Section 280G. Solely with respect to the Senior Executive Performance RSUs awarded in connection with the 2012 Plan, Mr. DeBello waived his ability to receive gross-up payments in connection with any “excess parachute payments” imposed on him in connection with the Senior Executive Performance RSUs upon a Change of Control.

On August 27, 2018, Mr. DeBello and the Company entered into a Separation Agreement setting forth the details of Mr. DeBello’s departure from the Company. Under the terms of the Separation Agreement, in consideration for a general release of claims against the Company, the Company agreed to pay Mr. DeBello, in addition to amounts that he is entitled pursuant to the DeBello Severance Plan, (i) a lump sum payment of $380,000, which was Mr. DeBello’s target bonus amount for fiscal 2018, (ii) a pro-rata target bonus for fiscal year 2019 (based on his then current annual base salary of $475,000, but otherwise pro-rated based on the number of days of his employment in fiscal year 2019), and (iii) up to an aggregate of $20,000 in reasonable, documented attorney’s fees incurred in connection with his negotiation, review and execution of the Separation Agreement.

Jeffrey C. Davison
On June 21, 2017, we entered into an Executive Severance and Change of Control Plan with Jeffrey C. Davison, our Chief Financial Officer (the “Davison Severance Plan”).
Under the terms of the Davison Severance Plan, if we terminate Mr. Davison’s employment without Cause (as defined below) or if Mr. Davison terminates his employment for Good Reason (as defined below), Mr. Davison will be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 100% of Mr. Davison’s annual base salary then in effect; and (iii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans for Mr. Davison and his dependents.
In addition, the Davison Severance Plan provides that in the event that during the two month period prior to the consummation of a Change of Control (as defined below) or the 12 month period following the consummation of a Change of Control, the Company terminates Mr. Davison’s employment without Cause or if Mr. Davison terminates his employment with the Company for Good Reason, Mr. Davison will be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 100% of Mr. Davison’s annual base salary then in effect; (iii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans for Mr. Davison and his dependents; and (iv) accelerated vesting of 100% of all outstanding equity awards then held by Mr. Davison.
The timing of severance payments and benefits under the Davison Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A. The Davison Severance Plan also provides that such severance payments and benefits are generally subject to certain gross-up provisions in the event that they are characterized as “excess parachute payments” within the meaning of Section 280G.
Michael E.  Diamond
On August 10, 2017, we entered into an Executive Severance and Change of Control Plan with Michael E. Diamond, our General Manager, Payments (the “Diamond Severance Plan”).
Under the terms of the Diamond Severance Plan, if we terminate Mr. Diamond’s employment without Cause (as defined below) or if Mr. Diamond terminates his employment for Good Reason (as defined below), Mr. Diamond will be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 100% of Mr. Diamond’s annual base salary then in effect (ignoring any reduction that gives rise to a termination for Good Reason); and (iii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans for Mr. Diamond and his dependents, excluding any flexible spending account.
In addition, the Diamond Severance Plan provides that in the event that during the two month period prior to the consummation of a Change of Control (as defined below) or the 12 month period following the consummation of a Change of Control, the Company terminates Mr. Diamond’s employment without Cause or if Mr. Diamond terminates his employment with the Company for Good Reason, Mr. Diamond will be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 100% of Mr. Diamond’s annual base salary then in effect (ignoring any reduction that gives rise to a termination for Good Reason); (iii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans for Mr. Diamond and his dependents, excluding any flexible spending account; and (iv) accelerated vesting of 100% of all outstanding equity awards then held by Mr. Diamond.
The timing of severance payments and benefits under the Diamond Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A. The Diamond Severance Plan also provides for the reduction of any severance payments and benefits to Mr. Diamond to the extent necessary to ensure that he will not receive any “excess parachute payments” under Section 280G.
Kalle J. Marsal
On August 10, 2017, we entered into an Executive Severance and Change of Control Plan with Kalle J. Marsal, our Chief Operating Officer (the “Marsal Severance Plan”).
Under the terms of the Marsal Severance Plan, if we terminated Mr. Marsal’s employment without Cause (as defined below) or if Mr. Marsal terminated his employment for Good Reason (as defined below), Mr. Marsal would be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 50% of Mr. Marsal’s annual base salary then in effect (ignoring any reduction that gives rise to a termination for Good Reason); and (iii) a lump-sum cash amount equal to six months of premium payments for continuation coverage under the Company’s health plans for Mr. Marsal and his dependents, excluding any flexible spending account.
In addition, the Marsal Severance Plan provided that in the event that during the two month period prior to the consummation of a Change of Control (as defined below) or the 12 month period following the consummation of a Change of Control, the Company terminated Mr. Marsal’s employment without Cause or if Mr. Marsal terminated his employment with the Company for Good Reason, Mr. Marsal would be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 50% of Mr. Marsal’s annual base salary then in effect (ignoring any reduction that gives rise to a termination for Good Reason); (iii) a lump-sum cash amount equal to six months of premium payments for continuation coverage under the Company’s health plans for Mr. Marsal and his dependents, excluding any flexible spending account; and (iv) accelerated vesting of 100% of all outstanding equity awards then held by Mr. Marsal.
The timing of severance payments and benefits under the Marsal Severance Plan can be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A. The Marsal Severance Plan also provides for the reduction of any severance payments and benefits to Mr. Marsal to the extent necessary to ensure that he would not have received any “excess parachute payments” under Section 280G.
Mr Marsal’s position was eliminated in December 2018 and Mr. Marsal will be entitled to payments under the Marsal Severance Plan during the fiscal year ended September 30, 2019.
Stephen J. Ritter
On August 10, 2017, we entered into an Executive Severance and Change of Control Plan with Stephen J. Ritter, our Chief Technology Officer (the “Ritter Severance Plan”).
Under the terms of the Ritter Severance Plan, if we terminate Mr. Ritter’s employment without Cause (as defined below) or if Mr. Ritter terminates his employment for Good Reason (as defined below), Mr. Ritter will be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 50% of Mr. Ritter’s annual base salary then in effect (ignoring any reduction that gives rise to a termination for Good Reason); and (iii) a lump-sum cash amount equal to six months of premium payments for continuation coverage under the Company’s health plans for Mr. Ritter and his dependents, excluding any flexible spending account.
In addition, the Ritter Severance Plan provides that in the event that during the two month period prior to the consummation of a Change of Control (as defined below) or the 12 month period following the consummation of a Change of Control, the Company terminates Mr. Ritter’s employment without Cause or if Mr. Ritter terminates his employment with the Company for Good Reason, Mr. Ritter will be entitled to receive: (i) all compensation and benefits accrued, but unpaid, up to the effective date of termination; (ii) a lump-sum cash amount equal to 50% of Mr. Ritter’s annual base salary then in effect (ignoring any reduction that gives rise to a termination for Good Reason); (iii) a lump-sum cash amount equal to six months of premium payments for continuation coverage under the Company’s health plans for Mr. Ritter and his dependents, excluding any flexible spending account; and (iv) accelerated vesting of 100% of all outstanding equity awards then held by Mr. Ritter.
The timing of severance payments and benefits under the Ritter Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A. The Ritter Severance Plan also provides for the reduction of any severance payments and benefits to Mr. Ritter to the extent necessary to ensure that he will not receive any “excess parachute payments” under Section 280G.
For purposes of each of the foregoing severance plans:

•
“Cause” generally means: (i) any material failure on the part of the executive to faithfully and professionally carry out his duties, subject to a 10-day cure period; (ii) the executive’s dishonesty or other willful misconduct, if such dishonesty or other willful misconduct is intended to or likely to materially injure the business of the Company; (iii) the executive’s conviction of any felony or of any other crime involving moral turpitude; (iv) the executive’s insobriety or illegal use of drugs, chemicals or controlled substances in the course of performing his duties and responsibilities or otherwise materially affecting his ability to perform the same; and (v) any wanton or willful dereliction of duties by the executive.

•
“Good Reason” generally means: (i) the Company’s breach of any of the material terms of the severance plan; (ii) the Company’s relocating its offices at which the executive is initially principally employed to a location more than 50 miles from both the executive’s residence and the offices of the Company, and that reassignment materially and adversely affects the executive’s commute and the executive is required to commute to such location without the executive’s written consent; (iii) a material diminution in the executive’s duties or responsibilities or conditions of employment from those in effect on the effective date of the severance plan; (iv) any reductions which, in the aggregate, are more than 10% of the executive’s base salary in effect when any reduction is first imposed without the executive’s consent (other than such a reduction or reductions applicable generally to other senior executives of the Company); provided, however, that the executive must provide the Company with written notice of the executive’s intent to terminate his employment and a description of the event which the executive believes constitutes Good Reason within 60 days after the initial existence of the event, subject to a 30-day cure period in favor of the Company, and if the default is not cured, the executive must terminate within 90 days of the end of the cure period.

•
“Change of Control” generally means the occurrence of any of the following events: (i) any person or group (within the meaning of Section 13(d) or 14(d), as applicable, of the Exchange Act) (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the voting power of our then outstanding securities (“Company Voting Securities”); (ii) the consummation of a share exchange or a merger or consolidation of the Company, where the Persons who were the beneficial owners of Company Voting Securities outstanding immediately prior to such transaction do not beneficially own more than 50% of the voting securities of the Company or the Acquiring Company (as defined in the DeBello Severance Plan) immediately after such transaction in substantially the same proportions as their ownership of Company Voting Securities immediately prior to such transaction; (iii) a sale or other disposition of all or substantially all of our assets; or (iv) such time as the Continuing Directors (as defined in the DeBello Severance Plan) do not constitute at least a majority of the Board (or, if applicable, of the board of directors of a successor to the Company).

The table below estimates the amount of compensation and benefits to be provided to each of our named executive officers in the event of termination of such executive’s employment under certain circumstances. These amounts are estimates of the amounts that would be paid or provided to the executives upon termination of employment or a change of control had the termination occurred on September 28, 2018, the last business day prior to the fiscal year end. The actual amounts can only be determined at the time of such executive’s separation from the Company.
In the table below, the assumed payouts for the accelerated vesting of stock options were calculated by taking the difference between the exercise price of the unvested in-the-money stock option and $7.05, which was the per share closing price of our common stock on the NASDAQ Capital Market as of September 28, 2018, and multiplying that by the number of stock options which would become vested if the change of control had occurred on September 28, 2018. The assumed payouts for the accelerated vesting of RSUs were calculated by multiplying $7.05 by the number of shares of common stock underlying RSUs that would have vested if the change of control had occurred on September 28, 2018. These assumed payouts are determined for SEC disclosure purposes only and are not necessarily indicative of the actual benefit the executive would receive.

Name	Benefit	Involuntary Termination by the Company Without Cause or Resignation for Good Reason		Change of Control Termination Without Cause or Resignation for Good Reason(1)
James B. DeBello	Base Salary	$468,000	(2)	$936,000	(3)
	Equity Plans	956,377	(4)	1,912,754	(5)
	Health Benefits	22,861	(6)	45,722	(7)
Bruce Hansen	Base Salary	—		—
	Equity Plans	497,652	(8)	497,652	(8)
	Health Benefits	—		—
Jeffrey C. Davison	Base Salary	304,000	(2)	304,000	(2)
	Equity Plans	—		847,777	(9)
	Health Benefits	22,861	(6)	22,861	(6)
Stephen J. Ritter	Base Salary	141,975	(10)	141,975	(10)
	Equity Plans	—		1,215,307	(11)
	Health Benefits	11,431	(12)	11,431	(12)
Kalle J. Marsal	Base Salary	140,000	(10)	140,000	(10)
	Equity Plans	—		651,716	(13)
	Health Benefits	11,431	(12)	11,431	(12)
Michael E. Diamond	Base Salary	280,160	(2)	280,160	(2)
	Equity Plans	—		661,529	(14)
	Health Benefits	22,861	(6)	22,861	(6)

(1)
Amounts do not include Senior Executive Performance RSUs, which vest upon a Change of Control only if a threshold level of stock appreciation (or the equivalent in connection with a Change of Control that takes the form of an asset sale) has been achieved by the Company. As of September 28, 2018, the Company had not achieved the threshold level of stock appreciation required for the outstanding Senior Performance RSUs to vest upon a change of control. A complete discussion of the Senior Executive Performance RSUs is set forth in the 2012 Plan.

(2)	Amount represents 100% of the executive’s annual base salary in effect September 28, 2018, unless otherwise noted.

(3)	Amount represents twice the amount of the executive’s annual base salary in effect at September 28, 2018.

(4)	Amount represents accelerated vesting of 5,209 unvested in-the-money stock options as of September 28, 2018 and 132,413 unvested RSUs.

(5)	Amount represents accelerated vesting of 10,417 unvested in-the-money stock options as of September 28, 2018 and 264,826 unvested RSUs.

(6)	Amount represents estimated payments for continued coverage under the Company’s health plans for up to 12 months, unless otherwise noted.

(7)	Amount represents estimated payments for continued coverage under the Company’s health plans for up to 24 months.

(8)	Amount represents accelerated vesting of 70,589 unvested RSUs as of September 28, 2018.

(9)	Amount represents accelerated vesting of 120,252 unvested RSUs as of September 28, 2018.

(10)	Amount represents 50% of the executive’s annual base salary in effect September 28, 2018.

(11)	Amount represents accelerated vesting of 172,384 unvested RSUs as of September 28, 2018.

(12)	Amount represents estimated payments for continued coverage under the Company’s health plans for up to six months.

(13)	Amount represents accelerated vesting of 92,442 unvested RSUs as of September 28, 2018.

(14)	Amount represents accelerated vesting of 6,250 unvested in-the-money stock options as of September 28, 2018 and 89,942 unvested RSUs.
Compensation Committee Interlocks and Insider Participation
During the 2018 fiscal year, the Compensation Committee consisted of Alex W. “Pete” Hart, James C. Hale, William K. “Bill” Aulet, Bruce E. Hansen, and Jane Thompson.  None of these directors had at any time been an officer of the Company, except that Mr. Hansen briefly served from August to November 2018 as the Company’s PEO during our CEO transition (during which times he resigned from all Board committees).  During the 2018 fiscal year, no interlocking relationship existed between the Board or the Compensation Committee and the board of directors, compensation committee or human resources committee, as appropriate, of any other entity.

PEO Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC rules, we have prepared the ratio of the annual total compensation of our PEO to the median employee’s annual total compensation. Our PEO on July 31, 2018, the date on which the median employee was calculated, was Jim DeBello. Mr. DeBello’s annualized total compensation for 2018 was $1,751,720, as calculated in the Summary Compensation Table but with base salary annualized for purposes of determining his annual total compensation for this ratio. The median employee’s (excluding the PEO) annual total compensation for 2018 was $71,862. Based on the foregoing, our estimate of the ratio of the annual total compensation of our PEO to the annual total compensation of our median employee was 24 to 1.
The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to choose from a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, our pay ratio may not be comparable to the pay ratio reported by other companies.
Our PEO to median employee ratio is a reasonable estimate calculated in a manner that is consistent with SEC rules based on a combination of compensation data from global payroll and human resources records and using the methodology, assumptions and estimates described below.
The Company had two different PEOs during the fiscal year ended September 30, 2018 at different times. For purposes of determining the PEO to median employee ratio, we have elected to annualize Mr. DeBello’s annual total compensation, because he served as PEO for eleven out of twelve months of the fiscal year, rather than combining Messrs. DeBello’s and Hansen’s compensation.
In identifying our median employee, we used the annual base salary for each employee included in the Company’s payroll and other compensation records. All compensation amounts were annualized for permanent employees who did not work for the entire year, such as new hires and employees on paid or unpaid leaves of absence. We did not apply any cost-of-living adjustments nor did we use any form of statistical sampling. We captured all employees as of July 31, 2018, consisting of approximately 308 individuals located worldwide (approximately 131 of which are located internationally). We did not exclude any employees from our determination of the median employee.

During fiscal 2018, we paid our non-US employees in local foreign currency, which included Euros and GBPs. Amounts were converted into US Dollars based on applicable exchange rates as of July 31, 2018 for purposes of calculating the CEO to median employee ratio.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee of our Board of Directors has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Alex W. “Pete” Hart
James C. Hale
Jane J. Thompson

This foregoing report of the Compensation Committee is not “soliciting material,” is not deemed “filed” with the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table presents information concerning the beneficial ownership of the shares of our common stock as of January 18, 2019, by:

•	each person we know to be the beneficial owner of 5% of more of our outstanding shares of common stock;

•	our named executive officers and current directors; and

•	all of our current executive officers and directors as a group.
Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below. The address for all named executive officers and directors is Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101.
Percentage of beneficial ownership is calculated based on the 38,726,441 shares of common stock outstanding on January 18, 2019.  Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options or other securities that are exercisable or convertible into shares of our common stock within 60 days of January 18, 2019.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.  Except as indicated by the footnotes below, we believe, based on the information available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner or Identity of Group	Number of Shares		Percent of Class
5% Stockholders
BlackRock, Inc.	1,993,467	(1)	5.1%
Named Executive Officers
James B. DeBello	1,686,381	(2)	4.2%
Bruce E. Hansen	146,724	(3)	*
Jeffrey C. Davison	32,059	(4)	*
Michael E. Diamond	286,178	(5)	*
Kalle J. Marsal	126,918	(6)	*
Stephen J. Ritter	109,279	(7)	*
Directors
Scipio “Max” Carnecchia	4,000	(8)	*
William K. “Bill” Aulet	101,135	(9)	*
Kenneth D. Denman	69,920	(10)	*
James C. Hale	151,135	(11)	*
Alex W. “Pete” Hart	334,961	(12)	*
Jane J. Thompson	102,582	(13)	*
Directors and Executive Officers as a Group (thirteen individuals)	3,184,254		8.2%

*	Less than 1%.

(1)	Consists of shares of common stock held by BlackRock, Inc. located as 55 East 52nd Street, New York, NY 10055. This information is based on a Schedule 13G/A filed on January 25, 2018 with the SEC.

(2)	Comprised of (a) 591,911 shares of common stock held directly and (b) 1,094,470 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019.

(3)	Comprised of (a) 15,000 shares of common stock held directly and (b) 131,724 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019.

(4)	Comprised of (a) 27,191 shares of common stock held directly and (b) 4,868 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019.

(5)	Comprised of (a) 110,232 shares of common stock held directly and (b) 175,946 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019.

(6)	Comprised of (a) 118,019 shares of common stock held directly and (b) 8,899 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019.

(7)
Comprised of (a) 56,123 shares of common stock held directly, (b) 31,250 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019 and (c) 21,906 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019.

(8)	Comprised of shares held directly.

(9)
Comprised of (a) 40,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019 and (b) 61,135 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019.

(10)
Comprised of (a) 40,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019 and (b) 29,920 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019.

(11)
Comprised of (a) 50,000 shares of common stock held directly, (b) 40,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019, and (c) 61,135 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019.

(12)
Comprised of (a) 233,826 shares of common stock held directly, (b) 40,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019, and (c) 61,135 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019.

(13)
Comprised of (a) 39,204 shares of common stock held directly, (b) 50,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 18, 2019, and (c) 13,378 shares of common stock subject to RSUs that may become issuable within 60 days of January 18, 2019.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information regarding our equity compensation plans as of September 30, 2018, with respect to the shares of common stock that may be issued upon the exercise of options under our existing equity compensation plans and arrangements in effect as of September 30, 2018. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)(3)
Equity compensation plans approved by security holders(4)	5,386,810	$4.75	2,745,093

(1)	The weighted-average exercise price does not take into account 2,580,176 shares of common stock issuable upon vesting of outstanding RSUs, which have no exercise price.

(2)
Represents (i) 1,360,111 shares of common stock available for future awards under the 2012 Plan as of September 30, 2018; (ii) 445,733 shares of common stock available for future award under the Mitek Systems, Inc. Director Restricted Stock Unit Plan (the “Director Plan”) as of September 30, 2018; and (iii) 939,249 shares of common stock available for future award under the Mitek Systems, Inc. Employee Stock Purchase Plan (“ESPP”) as of September 30, 2018.

(3)
As of December 31, 2018, the number of securities remaining available for future issuance under equity compensation plans had been reduced to 1,739,151 shares of common stock comprised of (i) 433,201 shares of common stock available for future issuance under the 2012 Plan; (ii) 366,701 shares of common stock available for future award under the Mitek Systems, Inc. Director Plan; and (iii) 939,249 shares of common stock available for future award under the ESPP.

(4)
Comprised of awards granted under the Prior Stock Option Plans, the 2012 Plan, the Director Plan, and the ESPP. There were no awards granted under the Prior Stock Option Plans after the approval of the 2012 Plan by the Company’s stockholders on February 22, 2012. Stock options granted under the Prior Stock Option Plans that were outstanding at such date remain in effect until such options are exercised or expire.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership of such securities with the SEC.  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of Forms 3, 4 and 5, and amendments thereto, furnished to us and certain written representations that no other reports were required during the 2018 fiscal year, we are not aware of any director, officer or greater than 10% beneficial owner that failed to file on a timely basis, as disclosed on such forms, reports required by Section 16(a) of the Exchange Act during the 2018 fiscal year. In January 2019, a Form 4 for Mr. DeBello was filed late.

HOUSEHOLDING OF PROXY MATERIALS
Some brokers, banks and other agents may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Proxy Statement or Form 10-K may have been sent to multiple stockholders in a single household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request, free of charge. To make such a request, please contact us at Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Corporate Secretary or (619) 269-6800. If you would like to receive separate copies of our proxy statement or annual report in the future, or you are receiving multiple copies and would like to receive only one copy per household, contact your broker, bank or other agent, or contact us at the above address and phone number.

PROPOSALS OF STOCKHOLDERS
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2020 proxy statement, a stockholder’s proposal must be received by us not later than the close of business on October 3, 2019 and must otherwise comply with Rule 14a-8 under the Exchange Act. Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in our 2020 proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on December 7, 2019 nor earlier than November 7, 2019; provided, however, that if the date of our next annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.
While our Board will consider stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2020 proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder.

OTHER BUSINESS
The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. We are not aware of any matters for action by stockholders at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders. The enclosed proxy, however, will confer discretionary authority with respect to matters that are not known at the date of the printing hereof and which may properly come before the Annual Meeting or any adjournment or postponement thereof. The proxy holders intend to vote in accordance with their best judgment on any such matters.
PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

San Diego, California	Scipio “Max” Carnecchia
January 28, 2019	Chief Executive Officer

Annex A
SECOND AMENDED AND RESTATED MITEK SYSTEMS, INC.

2012 INCENTIVE PLAN
1.Purpose of the Plan. The purpose of this Plan is to make available certain equity and other incentives to motivate selected Employees, Directors and Consultants to put forth their best efforts toward the continued growth, profitability and success of the Company and to align the interests of such Employees, Directors and Consultants with those of the Company’s stockholders.
2.    Definitions. The following definitions shall apply as used herein and in the individual Award Agreements, except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.
(a)    “Acquiring Company” means the resulting or surviving corporation, or the company issuing cash or securities (or its ultimate parent company), in a merger, consolidation, tender offer or share exchange involving the Company, or the successor corporation to the Company (whether in any such transaction or otherwise).
(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
(c)    “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal, state and other laws, rules and regulations, including any rules of any applicable stock exchange or national market system on which the Company’s capital stock is listed or quoted, and the laws, rules and regulations of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
(d)    “Assumed” means that pursuant to a Change of Control either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the Acquiring Company in connection with the Change of Control with appropriate adjustments, if applicable, to the number and type of securities of the Acquiring Company subject to the Award and the exercise or purchase price thereof.
(e)    “Award” means the grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, Senior Executive Long Term Incentive Restricted Stock Unit, cash or other right or benefit under the Plan.
(f)    “Award Agreement” means the written agreement evidencing the grant of an Award, including any amendments thereto.
(g)    “Benchmark Performance” means, with respect to Senior Executive Long Term Incentive Restricted Stock Units, the percentage increase in Closing Fair Market Value or the Proceeds Per Share, as applicable, as compared to the average closing price of the Common Stock as quoted on the principal exchange or system on which the Common Stock is then-listed for the twenty (20) trading days immediately preceding the first day of the Performance Period, equals or exceeds the percentage increase in the average closing price of the Russell 2000 Index for the twenty (20) trading days immediately preceding the first day of the Performance Period compared to the average closing price of the Russell 2000 Index for the last twenty (20) trading days of the Performance Period.
(h)    “Board” means the Board of Directors of the Company.
(i)    “Cause” means, with respect to the termination by the Company or a Related Entity of the Participant’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written policy covering the Participant or a written agreement between the Participant and the Company or such Related Entity; provided, however, that in the absence of a then-effective written policy or written agreement containing a definition of Cause, “Cause” shall mean, in the reasonable determination of the Company or the Committee (i) any material failure on the part of a Participant (other than by reason of Disability) to faithfully and professionally carry out the Participant’s duties to the Company or any Related Entity, (ii) the Participant’s dishonesty, willful misconduct or gross negligence in connection with the Participant’s performance of his or her duties to the Company or any Related Entity, (iii) the Participant’s commission of a crime involving dishonesty, breach of trust or moral turpitude, or (iv) the Participant’s insobriety or illegal use of drugs, chemicals or controlled substances; provided, further, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Change of Control, such definition of “Cause” shall not apply until a Change of Control is actually consummated.
(j)    “Change of Control” of the Company means the occurrence of any of the following events or circumstances:
(i)    any “person” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), including a “group” within the meaning of such Section 13(d) (but excluding the Company and any of its Subsidiaries and any employee benefit plan sponsored or maintained by the Company or any of its Subsidiaries), shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Company Voting Securities”);
(ii)    the consummation of a merger or consolidation involving the Company, or the acceptance by the stockholders of the Company of equity securities in a share exchange, where the persons who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such merger, consolidation or share exchange, do not beneficially own, directly or indirectly, immediately after such merger, consolidation or share exchange, securities representing more than fifty percent (50%) of the combined voting power of the then outstanding Company Voting Securities or voting securities of the Acquiring Company in such merger, consolidation or share exchange, in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such merger, consolidation or share exchange;
(iii)    a sale, exchange or other disposition or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; provided, however, that a Change of Control shall not be deemed to have occurred where: (A) the Company sells, exchanges or otherwise disposes of or transfers all or substantially all of its assets to another corporation which is beneficially owned, directly or indirectly, immediately following such transaction by the holders of Company Voting Securities in substantially the same proportion as their ownership of the Company Voting Securities immediately prior to such transaction; and (B) such corporation expressly Assumes all outstanding Awards; or
(iv)    such time as the Continuing Directors (as defined below) do not constitute at least a majority of the Board (or, if applicable, the board of directors of an Acquiring Company), where the term “Continuing Director” means at any date a member of the Board who was: (A) a member of the Board on the date of adoption of the Plan by the Board; or (B) nominated or elected subsequent to the date of adoption of the Plan by the Board by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election (it being understood that no individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board shall be a Continuing Director); provided, however, that the events described in this clause (iv) shall not constitute a Change of Control with respect to any Senior Executive Long Term Incentive Restricted Stock Unit.
(k)    “Closing Fair Market Value” means, with respect to Senior Executive Long Term Incentive Restricted Stock Units, the average closing price of the Common Stock as quoted on the principal exchange or system on which the Common Stock is then-listed for the last twenty (20) trading days of the Performance Period.
(l)    “Code” means the Internal Revenue Code of 1986, as amended.
(m)    “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the NASDAQ Stock Market, LLC, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3 and, (iii) an outside director for purposes of Code Section 162(m). “Committee” shall also mean the Board in the event the Board takes action hereunder, provided that, at the time of taking such action, the Board is comprised of a majority of directors who meet the criteria set forth in clauses “(i)” through “(iii)” above.
(n)    “Common Stock” means the common stock of the Company.

(o)    “Company” means Mitek Systems, Inc., a Delaware corporation, or any Acquiring Company that Assumes outstanding Awards and/or adopts the Plan in connection with a Change of Control.
(p)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(q)    “Continuous Service” means that the provision of services by an individual to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation by the individual providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any Acquiring Company, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company, a Related Entity or an Acquiring Company in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Committee, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other personal leave authorized by the Company. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the first (1st) day following the expiration of such three (3) month period.
(r)    “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
(s)    “Director” means a member of the Board or the board of directors of any Related Entity.
(t)    “Disability” shall be as defined under the long-term disability policy of the Company or the Related Entity to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Related Entity to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion or the Committee makes such determination in its reasonable discretion.
(u)    “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment by the Company or a Related Entity of a director’s fee to an individual shall not be sufficient to constitute “in the employ” by the Company.
(v)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(w)    “Fair Market Value” means, except as otherwise provided pursuant to Section 6(e), as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith.
(x)    “Good Reason” means with respect to Senior Executive Long Term Incentive Restricted Stock Units only, any one or more of the following events or conditions without the senior executive’s written consent:
(i)    the Company relocating its office at which the Participant is principally employed on the date of the grant of Senior Executive Long Term Incentive Restricted Stock Units to a location which is more than fifty (50) miles from both the Participant’s residence and the offices of the Company at which Participant is principally employed on the date of the grant of Senior Executive Long Term Incentive Restricted Stock Units, and that reassignment materially and adversely affects the Participant’s commute based on Participant’s principal place of employment and residence immediately prior to the time such relocation is announced;
(ii)    a material diminution in Participant’s duties or responsibilities or conditions of employment from those in effect on the date of the grant of Senior Executive Long Term Incentive Restricted Stock Units; or
(iii)    a reduction or reductions which, in the aggregate, is more than 10% of Participant’s base salary in effect when any reduction is first imposed without Participant’s consent (other than such a reduction or reductions applicable generally to similarly situated senior executives of the Company).
Provided, however, that before Participant shall be entitled to terminate his or her employment for Good Reason, (i) Participant must provide the Company with written notice of the Participant’s intent to terminate his or her employment and a description of the event the Participant believes constitutes Good Reason within 30 days after the initial existence of the event, and (ii) the Company shall have 30 days after Participant provides the notice described above to cure the default that constitutes Good Reason (the “Cure Period”). The Participant will have 10 days following the end of the Cure Period (if the Company has not cured the event that otherwise constituted Good Reason) to terminate Participant’s employment, after which “Good Reason” will no longer be deemed to exist based on such event.
(y)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(z)    “Management Objectives” means the measurable performance objective or objectives established by the Committee pursuant to the Plan for Participants who have received grants of Senior Executive Plan Bonuses, or, when so determined by the Committee, Options, SARs, Restricted Stock, Restricted Stock Units, cash and other Awards pursuant to the Plan. Management Objectives may be described in terms of Company-wide objectives, objectives that are related to the performance of the individual Participant or of a Related Entity, division, department or function within the Company or a Related Entity or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Without limiting the generality of the foregoing, the Management Objectives applicable to any Award to a Covered Employee which is intended to be deductible as Performance-Based Compensation under Section 162(m) of the Code will be based on specified levels of, or relative peer company, performance in any one or more of the following objectives, or any combination thereof, as determined by the Committee in their sole discretion: (i) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (ii) earnings or loss per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets or net assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow or cash flow per share (before or after dividends), (xiii) revenue, (xiv) improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable, (xv) earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation, amortization, stock compensation, non-recurring charges and non-cash or other charges), (xvi) economic value added, (xvii) market share, (xviii) relative or absolute share price, (xix) pro forma net income, (xx) customer orders, (xxi) gross or net revenues, (xxii) revenue growth or product revenue growth, (xxiii) operating income (before or after taxes), (xxiv) pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus), (xxv) net income or loss (before or after taxes), (xxvi) return on equity, (xxvii) attainment of strategic and operational initiatives, (xxviii) comparisons with various stock market indices, (xxix) implementation, completion or attainment of measurable objectives with respect to research, development, commercialization, products or projects, acquisitions and divestitures, (xxx) factoring transactions and recruiting and maintaining personnel, (xxxi) gross profits, (xxxii) economic value-added models or equivalent metrics, (xxxiii) reductions in costs, (xxxiv) sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions), (xxxv) return on capital (including return on total capital or return on invested capital), (xxxvi) cash flow return on investment, (xxxvii) year-end cash, (xxxviii) cash margin, (xxxix) debt reduction, (xl) stockholders equity, (xli) operating efficiencies, (xlii) research and development achievements, (xliii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property), (xliv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements, (xlv) financial ratios, including those measuring liquidity, activity, profitability or leverage, (xlvi) cost of capital or assets under management, (xlvii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities), (xlviii) factoring transactions, and (xlix) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors). Such Management Objectives or other performance criteria shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations promulgated thereunder. Notwithstanding the attainment of any Management Objectives established by the Committee, the Committee may in its sole and absolute discretion reduce the amount of any Award to be granted to a Participant.
(aa)    “Non-Employee Director” means a member of the Board who is not an Employee.
(bb)    “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(cc)    “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(dd)    “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
(ee)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ff)    “Participant” means an Employee, Director or Consultant who receives an Award under the Plan.
(gg)    “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
(hh)    “Performance Period” means, (i) in respect of Senior Executive Long Term Incentive Restricted Stock Units, the period of time commencing on March 1, 2017 and ending twenty-five (25) trading days after the first filing of an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q by the Company following September 30, 2019 or (ii) in respect of a Senior Executive Plan Bonus, a period of time established pursuant to Section 6(f) within which the Management Objectives or other performance criteria are to be achieved.
(ii)    “Plan” means this 2012 Incentive Plan.
(jj)    “Previous Plans” means the Company’s 1999 Stock Option Plan, the Company’s 2000 Stock Option Plan, the Company’s 2002 Stock Option Plan, the Company’s 2006 Stock Option Plan and the Company’s 2010 Stock Option Plan.
(kk)    “Proceeds Per Share” means the fair market value, as determined in good faith by the Committee, of the consideration to be received per Share by the stockholders of the Company upon occurrence of a Change of Control except that, in the event of a Change of Control under Section 2(j)(iii), “Proceeds Per Share” shall mean the fair market value, as determined in good faith by the Committee, of the consideration that would be distributable to stockholders of the Company if the Company distributed all of the consideration received in connection with such Change of Control to the stockholders of the Company, less adjustments for debt, expenses and other amounts as determined by the Committee.

(ll)    “Related Entity” means any Parent or Subsidiary of the Company.
(mm)    “Replaced” means that pursuant to a Change of Control, an Award is replaced with a stock award or a cash incentive program of the Company, the Acquiring Company (if applicable) or Parent of any of them which provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.
(nn)    “Restricted Stock” means Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Committee.
(oo)    “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Committee and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Committee, including, for the sake of clarity, Senior Executive Long Term Incentive Restricted Stock Units.
(pp)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
(qq)    “SAR” means a stock appreciation right entitling the Participant to Shares or cash compensation, as established by the Committee, measured by appreciation in the value of Common Stock.
(rr)    “Section 409A” means Section 409A of the Code.
(ss)    “Senior Executive Long Term Incentive Restricted Stock Units” means an award of Restricted Stock Units made pursuant to and subject to the conditions set forth in Section 6(e).
(tt)    “Senior Executive Plan Bonus” means an award of annual incentive compensation made pursuant to and subject to the conditions set forth in Section 6(f).
(uu)    “Share” means a share of the Common Stock.
(vv)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ww)    “Termination Without Cause” means a termination of Participant’s status as an Employee of the Company for reasons other than death, Disability or Cause.
3.    Administration of the Plan.
(a)    Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.
(b)    Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective, and any Award granted in a manner inconsistent with the provisions of this subsection (b) shall be presumptively valid as of its grant date to the extent permitted by Applicable Laws, even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for Committee membership set forth in clauses “(i)” through “(iii)” of Section 2(m). To the extent not inconsistent with Applicable Laws or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.
(c)    Powers of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its sole discretion, to:

(i)    determine whether and to what extent Awards are granted hereunder;
(ii)    select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
(iii)    determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv)    approve forms of Award Agreements for use under the Plan;
(v)    determine the terms and conditions of any Award granted hereunder;
(vi)    amend the terms of any outstanding Award granted hereunder; provided that (A) any amendment not expressly permitted by this Plan that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant, (B) the reduction of the exercise price of any Option awarded under the Plan or the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval, and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount, as applicable, exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, cash or other Award shall be subject to stockholder approval, unless such cancellation and exchange occurs in connection with a Change of Control. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock or other Award with an exercise price, purchase price or base appreciation amount, as applicable, that is equal to or greater than the exercise price or base appreciation amount, as applicable, of the original Option or SAR shall not be subject to stockholder approval, provided such exchange does not result in an increase in value to the Award;
(vii)    construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including, without limitation, any notice of Award or Award Agreement;
(viii)    grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan; and
(ix)    take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.
In addition to the foregoing, the Committee shall have the discretion to interpret or construe ambiguous, unclear or implied (but omitted) terms in any fashion it deems to be appropriate, in its sole discretion, and to make any findings of fact necessary in connection with the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determinations made by the Committee pursuant to the Plan shall be final, binding and conclusive. The validity of any such interpretation, construction, determination or finding of fact shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.
The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided, however, that the Committee may not exercise any right or power reserved to the Board (unless the Board is acting as the Committee with respect thereto). Any decision made or action taken by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
(d)    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law or by the Company’s certificate of incorporation, bylaws or contractual arrangements between the Company or a Related Entity and such persons.

4.    Stock Subject to the Plan.
(a)    Maximum Number of Shares and Other Limits. Subject to the provisions of Section 12 herein, the maximum aggregate number of Shares which may be issued pursuant to all Awards is (i) 11,000,000 Shares (the “Initial Shares”), all of which may be issued pursuant to Incentive Stock Options, plus (ii) that number of Shares that would otherwise return to the available pool of unissued shares reserved for awards under each of the Company’s Previous Plans as a result of forfeiture, cancellation or expiration of awards previously granted (ignoring the termination or expiration of such plans for the purpose of determining the number of shares available under the Plan). Of the Initial Shares, (i) 2,100,000 are reserved for issuance pursuant to Senior Executive Long Term Incentive Restricted Stock Units granted or to be granted under Section 6(e) and may not be issued pursuant to any other form of Award and (ii) no more than 2,100,000 of the Initial Shares may be issued pursuant to Senior Executive Long Term Incentive Restricted Stock Units granted or to be granted under Section 6(e). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.
(b)    Shares Available for Future Issuance. Any Shares covered by an Award (or portion of an Award) which are forfeited, canceled or expires (whether voluntarily or involuntarily) or issued (e.g., as substitution awards or inducement grants) pursuant to Section 7(a)(i) below, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan; provided, however, for the sake of clarity, any Shares covered by a Senior Executive Long Term Incentive Restricted Stock Unit that is forfeited or canceled shall only be available for future issuance with respect to grants of additional Senior Executive Long Term Incentive Restricted Stock Units that are made prior to March 1, 2018. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of a SAR that is exercised (whether or not such Shares are actually issued to the Participant upon exercise of the SAR) shall be considered issued pursuant to the Plan.
(c)    Effect of Plans Operated by Acquired Companies. If a company or other entity acquired by the Company or any Subsidiary of the Company, or with which the Company or any Subsidiary of the Company merges or otherwise combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition, merger or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition, merger or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition, merger or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date that awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.
(d)    No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.
5.    Eligibility. Awards, other than Incentive Stock Options, Senior Executive Long Term Incentive Restricted Stock Units, and Senior Executive Plan Bonuses, may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. Senior Executive Plan Bonuses may be granted only to Covered Employees. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Committee may determine from time to time. Senior Executive Long Term Incentive Restricted Stock Units may be granted only to senior executive officers of the Company. Except as set forth in Section 6(e), a senior executive officer of the Company who has been granted Senior Executive Long Term Incentive Restricted Stock Units may, if otherwise eligible, be granted additional Senior Executive Long Term Incentive Restricted Stock Units. No Senior Executive Long Term Incentive Restricted Stock Units may be granted after March 1, 2018.

6.    Types of Awards.
(a)    Options. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant of Options. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:
(i)    Each grant of Options will be evidenced by an Award Agreement. Each Award Agreement will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.
(ii)    Each grant of Options will specify the number of Shares to which it pertains.
(iii)    The Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. To the extent an Option issued to a Participant exceeds this limit, the Option will be treated as a Non-Qualified Stock Option.
(iv)    Each grant of Options will specify the per Share exercise price, which may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(v)    Each grant of Options will specify the vesting period before the Options or installments thereof will become exercisable.
(vi)    A grant of Options may provide for the accelerated vesting and exercisability of all or a portion of such Options in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).
(vii)    A grant of Options may specify Management Objectives or other performance criteria that must be achieved as a condition to the exercise of such Options or that may result in the accelerated vesting of such Options.
(viii)    The term of each Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
(ix)    Each Participant that receives Options is responsible for complying with all laws and regulations applicable to recipients and holders of Options, including any applicable federal or state securities laws, and any Company policy or procedure that pertains to the trading of the Company’s securities.
(x)    An Option may, but need not, include a provision whereby the Participant may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Committee determines to be appropriate.
(b)    SARs. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant of SARs. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:

(i)    Each grant of SARs will be evidenced by an Award Agreement, which will be subject to the Plan, describe such SARs and contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.
(ii)    Each grant of SARs will specify the number of Shares to which it pertains.
(iii)    Each grant of SARs will specify the base appreciation amount, which may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(iv)    A grant of SARs may specify that the amount payable upon exercise of a SAR may not exceed a maximum amount specified by the Committee at the date of grant.
(v)    A grant of SARs may specify waiting periods before exercise and permissible exercise dates or periods.
(vi)    A grant of SARs may provide that the exercisability of a SAR may be accelerated in whole or in part in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).
(vii)    A grant of SARs may specify Management Objectives or other performance criteria that must be achieved as a condition to the exercise of such SARs or that may result in the accelerated exercisability of such SARs.
(viii)    The term of each SAR shall be no more than ten (10) years from the date of grant thereof.
(c)    Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Participants of Restricted Stock. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:
(i)    Each grant of Restricted Stock will be evidenced by an Award Agreement which will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time. Unless otherwise directed by the Committee, all Restricted Stock will be held in custody by the Company or its transfer agent and registrar until all restrictions thereon have lapsed.
(ii)    Each grant of Restricted Stock will specify the number of Shares to which it pertains.
(iii)    Each grant of Restricted Stock will specify the period that must be satisfied before the restrictions pertaining to such grant or sale of Restricted Stock will lapse and the Restricted Stock will become vested, and/or may provide that all or a portion of the restrictions pertaining to such Restricted Stock will lapse upon achievement of Management Objectives or other performance criteria.
(iv)    Each grant of Restricted Stock will provide that, during the period for which the risk of forfeiture continues, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).
(v)    A grant of Restricted Stock may provide for the accelerated vesting of such Restricted Stock in whole or in part in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).
(d)    Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Participants of Restricted Stock Units. Except as otherwise provided in Section 6(e) below, each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:

(i)    Each grant of Restricted Stock Units will be evidenced by an Award Agreement which will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.
(ii)    Each grant of Restricted Stock Units will specify the number of Shares to which it pertains.
(iii)    A grant of Restricted Stock Units may provide for the accelerated vesting of such Restricted Stock Units in whole or in part in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).
(iv)    A grant of Restricted Stock Units may specify, in respect of Management Objectives or other performance criteria, a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units that will vest if performance is at or above the minimum level, but falls short of maximum achievement of the specified Management Objectives or other performance criteria.
(v)    A Participant that receives Restricted Stock Units will have no rights of ownership in such Restricted Stock Units and will have no right to vote the Shares underlying such Restricted Stock Units.
(e)    Senior Executive Long Term Incentive Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, subject to the limitations set forth in Section 5, authorize the grant to senior executive officers of the Company of Senior Executive Long Term Incentive Restricted Stock Units. Notwithstanding anything to the contrary set forth herein, the senior executive officers who received Initial Grants pursuant to Section 6(e)(vi) may not receive additional grants of Senior Executive Long Term Incentive Restricted Stock Units. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:
(i)    Each grant of Senior Executive Long Term Incentive Restricted Stock Units will be evidenced by an Award Agreement that will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.
(ii)    Each grant of Senior Executive Long Term Incentive Restricted Stock Units will specify the target number of Shares to which it pertains and will further specify a target value (in dollars), which will also represent the maximum value (in dollars), that may be awarded in connection with the vesting of Senior Executive Long Term Incentive Restricted Stock Units based on (a) the Closing Fair Market Value or (b) the Proceeds Per Share on a Change of Control, in each case, as applicable.
(iii)    The number of Senior Executive Long Term Incentive Restricted Stock Units that are potentially subject to vesting for any specific senior executive shall be determined at the end of the Performance Period or immediately prior to (but contingent on) the consummation of a Change of Control by first determining the dollar value of the Award by reference to the following table (by multiplying the target value set forth in such senior executive’s Award Agreement by the applicable percentage) and then dividing that amount by the Closing Fair Market Value or Proceeds Per Share, as applicable (the resulting number of Senior Executive Long Term Incentive Restricted Stock Units being referred to as the “Calculated Restricted Stock Units”):

Closing Fair Market Value or the Proceeds Per Share on a Change of Control that occurs during the Performance Period	Percent of Target Value (in dollars) Subject to Vesting if Benchmark Performance Met	Percent of Target Value (in dollars) Subject to Vesting if Benchmark Performance Not Met
Less than $16	0%	0%
$16	50%	25%
$20 or greater	100%	50%

If the Closing Fair Market Value or the Proceeds Per Share on a Change of Control that occurs during the Performance Period is between $16.00 and $20.00, the dollar value of the award shall be determined based on straight line interpolation.
(iv)    50% of any Calculated Restricted Stock Units determined at the end of the Performance Period will convert into unrestricted Shares of Common Stock (one Share per Senior Executive Long Term Incentive Restricted Stock Unit), subject to the senior executive officer’s Continuous Service through the end of the Performance Period. The remaining 50% of such

Calculated Restricted Stock Units will vest subject to the senior executive officer’s Continuous Service through the one-year anniversary of the end of the Performance Period (the “Deferred Vesting Restricted Stock Units”). 100% of any Calculated Restricted Stock Units determined in connection with a Change of Control will vest, subject to the senior executive officer’s Continuous Service through the consummation of the Change of Control and shall either (i) be converted into unrestricted Shares of Common Stock (one Share per Senior Executive Long Term Incentive Restricted Stock Unit) immediately prior to (but contingent upon) the consummation of a Change of Control or (ii) be cancelled in connection with the consummation of a Change of Control in exchange for a payment to the senior executive officer for each such vested Senior Executive Long Term Incentive Restricted Stock Unit equal to the Proceeds Per Share, as determined by the Committee, such payment to be made within 30 days of the consummation of the Change of Control.
(v)    A senior executive officer who receives Senior Executive Long Term Incentive Restricted Stock Units will have no rights of ownership in the Shares underlying such Senior Executive Long Term Incentive Restricted Stock Units and will have no right to vote the Shares underlying such Senior Executive Long Term Incentive Restricted Stock Units. A senior executive officer will not receive dividends with respect to Senior Executive Long Term Incentive Restricted Stock Units.
(vi)    The initial grants of Senior Executive Long Term Incentive Restricted Stock Units under this Section 6(e) (“Initial Grants”) shall be as follows:

Name	Target Value	Target Number of RSUs
James B. DeBello	$12,000,000	600,000
Stephen Ritter	$8,000,000	400,000
Russell C. Clark	$6,000,000	300,000
Total Initial Grants	$26,000,000.00	1,300,000

If stockholder approval in accordance with Section 22 below is not obtained, all Senior Executive Long Term Incentive Restricted Stock Units granted under this Section 6(e), including the Initial Grants, shall be null and void.
(vii)    Notwithstanding anything to the contrary herein including, for the avoidance of doubt, Section 9 below, the following provisions shall apply to Senior Executive Long Term Incentive Restricted Stock Units in the event of a senior executive officer’s death, Disability, termination or resignation:
(A)    Death; Disability; Termination Without Cause; Resignation for Good Reason. If a senior executive officer’s employment is terminated by virtue of the senior executive officer’s death, or if a senior executive officer’s employment is terminated by the Company on account of the senior executive officer’s Disability or without Cause, or if a senior executive officer’s employment is terminated by the senior executive officer for Good Reason (each, a “Qualifying Termination”), in each case following at least one year of Continuous Service during the Performance Period, then the number of Senior Executive Long Term Incentive Restricted Stock Units earned, if any, shall be determined by multiplying (i) the number of Senior Executive Long Term Incentive Restricted Stock Units that would have been earned based on actual performance as of the end of the Performance Period as if the senior executive officer had remained employed through the one-year anniversary of the Performance Period determined under Sections 6(e)(iii) and 6(e)(iv) by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the employment termination date and the denominator of which is the actual number of days in the Performance Period. Furthermore, if a senior executive officer experiences a Qualifying Termination following the end of the Performance Period, any Deferred Vesting Restricted Stock Units shall vest in full.
(B)    Subsequent Change of Control. If a Change of Control occurs following a Qualifying Termination of a senior executive officer’s employment after more than one year of Continuous Service during the Performance Period but prior to the end of the Performance Period, then the number of Senior Executive Long Term Incentive Restricted Stock Units earned, if any, shall be determined under this Section 6(e)(vii)(B) instead of Section 6(e)(vii)(A) by multiplying (i) the number of Senior Executive Long Term Incentive Restricted Stock Units that would have been earned determined under Section 6(e)(iii) based on the Proceeds Per Share by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the date of the Qualifying Termination and the denominator of which is the actual number of days in the Performance Period. If a Change of Control occurs following the end of the Performance Period, any Deferred Vesting Restricted Stock Units shall vest in full and be settled in accordance with subsection (i) or (ii) of Section 6(e)(iv) above.

(C)    Termination for Cause; Resignation without Good Reason. A senior executive officer who is terminated for Cause or who resigns without Good Reason shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the senior executive officer engages in such conduct giving rise to his or her termination for Cause or the date of the senior executive officer’s resignation without Good Reason, all unearned and/or unpaid Senior Executive Long Term Incentive Restricted Stock Units, including without limitation, Senior Executive Long Term Incentive Restricted Stock Units earned but not yet paid, if any, accrued on the foregoing.
(f)    Senior Executive Plan Bonuses. The Committee may from time to time authorize the payment of annual incentive compensation to a Participant who is a Covered Employee, which incentive compensation will become payable upon achievement of specified Management Objectives. Senior Executive Plan Bonuses will be payable upon such terms and conditions as the Committee may determine in accordance with the following provisions:
(i)    No later than ninety (90) days after the first day of the Performance Period, the Committee will specify the Management Objectives that, if achieved, will result in the payment of a Senior Executive Plan Bonus for such Performance Period.
(ii)    Following the close of the Performance Period, the Committee will certify in writing whether the specified Management Objectives have been achieved. Approved minutes of a meeting of the Committee at which such certification is made will be treated as written certification for this purpose. The Committee will also specify the time and manner of payment of a Senior Executive Plan Bonus that becomes payable, which payment may be made in (i) cash, (ii) Common Stock having an aggregate Fair Market Value equal to the aggregate value of the Senior Executive Plan Bonus which has become payable, or (iii) any combination thereof, as determined by the Committee in its discretion at the time of payment.
(iii)    The Committee may provide that, if a Change of Control of the Company occurs during a Performance Period, the Senior Executive Plan Bonus payable to each Participant for the Performance Period will be determined at the highest level of achievement of the Management Objectives, without regard to actual performance and without proration for less than a full Performance Period. In such event, the Senior Executive Plan Bonus will be paid at such time following the Change of Control as the Committee determines in its discretion, but in no event later than thirty (30) days after the date of an event which results in a Change of Control.
(iv)    Each grant may be evidenced by an Award Agreement, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the Participant’s termination of employment by reason of retirement, death, Disability or otherwise.
(v)    Notwithstanding any contrary provision of the Plan, the Committee may, in its sole discretion and for any reason or no reason, eliminate or reduce the amount of a Senior Executive Plan Bonus which would otherwise be payable under the Plan, but shall not have the right to increase the amount of a Senior Executive Plan Bonus above that which would otherwise be available under the Plan.
7.    Terms and Conditions of Awards.
(a)    Acquisitions and Other Transactions.
(i)    In General. To the extent permitted by Applicable Laws, the Committee may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity engaging in an acquisition or merger (e.g., as currently permitted under NASDAQ Listing Rule 5635(c)(3) and NASDAQ IM-5635-1) and may issue Awards under the Plan as inducement awards (e.g., as currently permitted under NASDAQ Listing Rule 5635(c)(4) and NASDAQ IM-5635-1) and such Awards shall not count against the Share reserve under the Plan described in Section 4(a). In the case of an Award issued pursuant to this Section 7(a)(i), the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
(ii)    Other Acquisitions and Transactions. To the extent permitted by Applicable Laws, the Committee may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction not described in

Section 7(a)(i). In the case of an Award issued pursuant to this Section 7(a)(ii), the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award. To the extent required by Applicable Laws, such grants shall count against the Share reserve under the Plan described in Section 4(a).
(b)    Deferral of Award Payment. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
(c)    Separate Programs; Individual Limitations on Non-Cash Awards. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time. The maximum number of Shares with respect to which a participant may be granted Options, SARs, Restricted Stock and/or Restricted Stock Units in any calendar year shall be equal to the Initial Shares, less the Initial Shares reserved for issuance pursuant to Senior Executive Long Term Incentive Restricted Stock Units. The maximum number of Shares with respect to which a senior executive officer may be granted Senior Executive Long Term Incentive Restricted Stock Units in the aggregate shall be equal to 600,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 12 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Award is canceled, the canceled Award shall continue to count against the maximum number of Shares with respect to which Awards may be granted to the Participant. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award (but any such amount paid in Shares will be counted against the total Shares available under the Plan) if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment). Notwithstanding anything to the contrary herein, no non-Employee Director shall receive in excess of $350,000 of compensation in any calendar year, determined by adding (i) all cash compensation to such non-Employee Director and (ii) the fair market value of all equity-based awards granted to such non-Employee Director in such calendar year, whether governed by this Plan or not, based on the fair market value of such equity-based awards on the grant date (as determined in a manner consistent with that used for Director compensation for proxy statement disclosure purposes in the year in which the award occurs).
(d)    Individual Limitations on Cash Awards.
(i)    Individual Limit for Senior Executive Plan Bonuses. For awards of Senior Executive Plan Bonuses, the maximum amount with respect to which such Awards may be granted to any Participant in any calendar year shall be $1,000,000.
(ii)    Individual Limit for Cash Awards. For awards of cash, the maximum amount with respect to which such Awards may be granted to any Participant in any calendar year shall be $1,000,000.
(e)    Transferability of Awards. Except as otherwise permitted by the Committee or as otherwise provided herein, Awards may not be pledged, assigned, hypothecated or transferred in any manner (whether by operation of law or otherwise), other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Participant only by the Participant; provided, however, that in no event may an Award be transferred to a third party financial institution for value. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s Award in the event of the Participant’s death on a beneficiary designation form provided by the Committee.
(f)    Limited Exception to Nontransferability. Notwithstanding Section 7(e), the Committee may determine that a Non-Qualified Stock Option may be transferred by a Participant to one or more members of such Participant’s immediate family, to a partnership of which the only partners are members of such Participant’s immediate family, or to a trust established by a Participant for the benefit of one or more members of such Participant’s immediate family. For this purpose, “immediate family” means a Participant’s spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this Section 7(f) may not further transfer such Non-Qualified Stock Option. A trust described in this Section 7(f) may not be amended to benefit any person other than a member of the Participant’s immediate family. A Non-Qualified Stock Option transferred pursuant to this Section 7(f) shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 9 relating to the effect on the Non-Qualified Stock Option of the termination of employment, Disability or death of the Participant, and shall be subject to such other rules as the Committee shall determine.
(g)    Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Committee makes the determination to grant such Award, or such other date as is determined by the Committee.
(h)    Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option, SAR, or Senior Executive Long Term Incentive Restricted Stock Unit may, if so determined by the Committee, be entitled to receive, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Any such Dividend Equivalents will be are subject to the same vesting or performance conditions as the underlying Award and will be paid to the Participant holding the underlying Award at the same time as the Shares underlying the Award are delivered to the Participant.
8.    Consideration and Taxes.
(a)    Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Committee. In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
(i)    cash;
(ii)    check;
(iii)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;
(iv)    with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;
(v)    with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Committee) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);
(vi)    promissory note (if not otherwise prohibited by Applicable Laws); or
(vii)    any combination of the foregoing methods of payment.
The Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 3(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration. Except as required by Applicable Laws, the Committee is not required to accept any of the above forms of consideration, as long as the Committee provides for a reasonable payment alternative.

(b)    Taxes. No Shares shall be delivered under the Plan to any Participant or other person until such Participant or other person has made arrangements acceptable to the Committee for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.
9.    Death, Disability and Termination.
This Section 9 shall not apply to Senior Executive Long Term Incentive Restricted Stock Units.
(a)    Death. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant’s death. Unless otherwise provided in an individual Award Agreement, in the event of a Participant’s death, any Award granted to such Participant under the Plan may be exercised in whole or in part at any time within the earlier to occur of (i) one (1) year after the date of the Participant’s death, or (ii) the date on which such Award expires by its terms; provided, however, that such Award may only be exercised to the extent such Participant’s right to exercise such Award had vested or accrued at the time of such Participant’s death. Any Awards (or portions thereof) that are not exercisable on the date of termination of a Participant’s status as an Employee, Director or Consultant, as applicable, for any reason shall lapse and automatically be canceled.
(b)    Disability. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant’s Disability. Unless otherwise provided in an individual Award Agreement, in the event that a Participant’s status as an Employee, Director or Consultant terminates due to the Participant’s Disability, any Award granted to such Participant may be exercised in whole or in part at any time within the earlier to occur of (i) one (1) year after the Participant’s termination of status as an Employee, Director or Consultant, as applicable, due to Disability, or (ii) the date on which such Award expires by its terms; provided, however, that such Award may only be exercised to the extent such Participant’s right to exercise such Award had vested or accrued at the time of the Participant’s termination of status as an Employee, Director or Consultant, as applicable, due to Disability; provided, further, that if an Incentive Stock Option is not exercised within three (3) months following a termination of status as an Employee, Director or Consultant, as applicable, due to Disability, it shall be treated as a Non-Qualified Stock Option. Any Awards (or portions thereof) that are not exercisable on the date of termination of a Participant’s status as an Employee, Director or Consultant, as applicable, for any reason shall lapse and automatically be canceled.
(c)    Termination Without Cause. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant’s Termination Without Cause. Except as otherwise provided in an individual Award Agreement, in the event of a Participant’s Termination Without Cause, any Award granted to such Participant may be exercised in whole or in part at any time within the earlier to occur of (i) ninety (90) days after the Participant’s Termination Without Cause, or (ii) the date on which such Award expires by its terms; provided, however, that such Award may only be exercised to the extent such Participant’s right to exercise such Award had vested or accrued at the time of the Participant’s Termination Without Cause. Any Awards (or portions thereof) that are not exercisable on the date of termination of a Participant’s status as an Employee, Director or Consultant, as applicable, for any reason shall lapse and automatically be canceled.
(d)    Termination for Cause. A Participant who is terminated for Cause shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the Participant engages in such conduct giving rise to his or her termination for Cause, all unexercised, unearned and/or unpaid Awards, including without limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents and all interest, if any, accrued on the foregoing.
10.    Exercise of Award.
(a)    Procedure for Exercise; Rights as a Stockholder.
(i)    Subject to Section 9, any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.

(ii)    An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 8(a)(iv).
(iii)    No Participant or beneficiary thereof shall have any rights as a stockholder of the Company with respect to any Shares underlying an Award until the date of exercise and deemed issuance of shares to such Participant.
(b)    Exercise of Award Following Termination of Continuous Service.
(i)    An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and, subject to Section 9, may be exercised following the termination of a Participant’s Continuous Service only to the extent provided in the Award Agreement.
(ii)    Where the Award Agreement permits a Participant to exercise an Award following the termination of the Participant’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.
(iii)    Any Award designated as an Incentive Stock Option, to the extent not exercised within the time permitted by Applicable Laws for the exercise of Incentive Stock Options following the termination of a Participant’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified herein or in the Award Agreement.
11.    Conditions Upon Issuance of Shares.
(a)    If at any time the Committee determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares, cash or other consideration pursuant to the terms of an Award shall be suspended until the Committee determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.
(b)    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, or to make such other representations and warranties if, in the opinion of counsel for the Company, any such representations or warranties are required by any Applicable Laws.
12.    Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Participant in any calendar year, as well as any other terms that the Committee determines require adjustment, shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments and any determinations or interpretations shall be made by the Committee and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Committee may, in its sole discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as determined by the Committee, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.
13.    Change of Control.
(a)    Continuation of Awards to Extent Assumed or Replaced in Change of Control. Except as otherwise provided in an individual Award Agreement or Section 6(e), effective upon a Change of Control, all outstanding Awards under the Plan that are expressly Assumed by the Acquiring Company shall remain outstanding and shall continue to vest and become exercisable in accordance with their terms, subject to appropriate adjustment to the type and number of Shares and exercise price to take into account the Change of Control.
(b)    Acceleration of Award upon Change of Control. Except as otherwise provided in an individual Award Agreement or Section 6(e), in the event of a Change of Control, the portion of each Award that is neither Assumed nor Replaced by the Acquiring Company shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights for all of the Shares (or other consideration) represented by such Award or portion of the Award, immediately prior to the specified effective date of such Change of Control. Notwithstanding the foregoing and subject to Section 6(f)(iii), unless otherwise specified in an Award Agreement or other agreement between the Participant and the Company, no cash Awards under any Senior Executive Plan Bonus or otherwise will be paid in connection with a Change of Control.
(c)    Cashing Out of Awards. In the case of a proposed Change of Control, the Committee may, but shall not be obligated to, prior to the occurrence of the Change of Control, declare and provide written notice to the holders of all outstanding Options and SARs of the declaration that the outstanding Options and SARs shall accelerate and become exercisable in full and that all such Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in such notice or they will terminate. In connection with any declaration pursuant to this Section 13(c), the Committee shall provide for a cash payment (or if the Committee so elects in lieu of solely cash, such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that the Participant would have received as a result of the Change of Control if the holder of the Option or SAR had exercised the Option or SAR immediately prior to the Change of Control) to each holder of an Option or SAR that is terminated in an amount equal to, for each Share covered by a canceled Option or SAR, (i) in the case of an Option, the amount, if any, by which the Proceeds Per Share (as defined below) exceeds the exercise price per share covered by such Option or (ii) for each SAR, the amount, if any, by which the Proceeds Per Share exceeds the base appreciation amount applicable to such SAR. In the event of a declaration pursuant to this Section 13(c), each Option and SAR, to the extent that it has not been exercised prior to the Change of Control, shall be canceled at the time of, or immediately prior to, the Change of Control, as provided in the declaration. Notwithstanding the foregoing, the holder of each Option or SAR shall not be entitled to the payment provided for in this Section 13(c) if the Option or SAR shall have expired or been forfeited.
(d)    Cancellation of Options and SARs. In connection with a Change of Control, the Committee may, but shall not be obligated to, declare that if (i) in the case of an Option, the Proceeds Per Share applicable to the vested portion of such Option is less than the exercise price per Share applicable to the vested portion of such Option, or (ii) in the case of a SAR, the Proceeds Per Share applicable to the exercisable portion of such SAR is less than the base appreciation amount applicable to the exercisable portion of such SAR, no consideration shall be payable to the Participant with respect to such portion of the Option or SAR, as applicable, and such Option or SAR, as applicable, shall be canceled at the time of, or immediately prior to, the Change of Control.
(e)    Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated pursuant to this Section 13 shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.
14.    Effective Date and Term of Plan. The Plan shall become effective upon its approval by the Company’s stockholders. It shall continue in effect until the earlier of (i) all Shares subject to the Plan have been distributed, (ii) all Awards have expired or terminated, (iii) termination pursuant to Section 18, and (iv) ten (10) years from the date the Plan was last approved by the Company’s stockholders pursuant to Applicable Laws.
15.    Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Laws, the Committee may, in its sole discretion and authority, without obtaining the approval or consent of the Company’s stockholders or of any Participant with respect to his or her outstanding Awards, require that any

Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the termination of any outstanding, unexpired, unpaid or deferred Awards (“Termination”), rescission of any delivery pursuant to the Award (“Rescission”) or Rescission or recapture of any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if and to the extent:
(a)    the granting, vesting or payment of such Award was predicated on the achievement of certain financial results that were subsequently the subject of a material financial restatement;
(b)    in the Committee’s view, the Participant engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and
(c)    a lower granting, vesting or payment of such Award otherwise would have occurred.
In addition, the Committee may require the Termination or Rescission of, or the Recapture related to, any Award, if and to the extent required by Applicable Laws. In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant, provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three (3) years prior to the first date of the applicable restatement period, unless required to do so by Applicable Laws.
16.    Section 409A and Tax Consequences. To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and applicable Award Agreement shall be interpreted in accordance with Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation, any such regulations or other guidance that may be issued after the adoption of this Plan. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and applicable Award Agreement, adopt other policies and procedures (including amendments, policies and procedures with retroactive effect) or take any other actions that the Committee determines are necessary or appropriate to (i) exempt such Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under Section 409A, including by retroactively cancelling such Award Agreement. The Company makes no guarantees with respect to the tax treatment relating to any Award hereunder. Neither the Company, any Related Entity, nor any of their respective directors, officers, or employees shall be liable to any Participant with respect to any negative tax consequences that arise with respect to any Award. Notwithstanding anything to the contrary contained in this Plan or in an Award Agreement, in the event that a Participant is a “specified employee” within the meaning of Section 409A, as determined by the Committee (a “Specified Employee”) at the time of such Participant’s separation from service from the Company within the meaning of Section 409A (“Separation from Service”), then to the extent that any amount or benefit owed to such Participant under an Award (x) constitutes a non-qualified deferred compensation for purposes of Section 409A and (y) is considered for purposes of Section 409A to be payable to the Participant on account of the Participant’s Separation from Service, then such amount or benefit shall not be paid or provided during the six (6) month period following the date of the Participant’s Separation from Service and instead shall be paid or provided on the first day of the seventh month following the Participant’s Separation from Service.
17.    Compliance With Section 16(b) of the Exchange Act and Section 162(m) of the Code. In the case of Participants who are or may be subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and any Award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 under the Exchange Act, so that such Participants will be entitled to the benefits of Rule 16b-3 under the Exchange Act or other rules of exemption under Section 16 of the Exchange Act and will not be subjected to liability thereunder. If any provision of the Plan or any Award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with the intent expressed herein, such provision shall be deemed void as applicable to Participants who are or may be subject to Section 16 of the Exchange Act. If any Award hereunder is intended to qualify as Performance-Based

Compensation, the Committee shall not exercise any discretion to increase the payment under such Award except to the extent permitted by Section 162(m) of the Code and the regulations thereunder.
18.    Amendment, Suspension or Termination of the Plan.
(a)    The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 3(c)(vi) or this Section 18(a).
(b)    If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No amendment, suspension or termination of the Plan may, without the consent of the Participant to whom an Award shall theretofore have been granted, materially adversely affect the rights of such Participant under such Award, except to the extent any such action is undertaken to cause the Plan to comply with Applicable Laws.
(c)    No Award may be granted during any suspension of the Plan or after termination of the Plan.
(d)    No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Participant.
19.    Reservation of Shares.
(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
(b)    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
20.    No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Participant any right with respect to the Participant’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Participant’s Continuous Service at any time, with or without Cause and with or without notice.
21.    No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.
22.    Stockholder Approval. The grant of Awards under the Plan shall be subject to approval by the Company’s stockholders within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. To the extent permitted by Applicable Laws, the Committee may grant Awards under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Award shall be exercisable and no amounts shall be payable with respect thereto and each such award shall automatically terminate without compensation therefore, to the extent stockholder approval is not timely obtained. For the avoidance of doubt, to the extent approval by the Company’s stockholders is not obtained within twelve (12) months after the date the Plan, as amended and restated, is adopted by the Board, the Plan shall continue in effect as if the Plan had not been amended and restated.
23.    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. The Participants shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
24.    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
25.    Choice of Law. To the extent that U.S. federal law does not apply, and except as expressly set forth in an applicable Award Agreement, this Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.
26.    Severability. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction, such provision or provisions are not enforceable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions to make them enforceable and to enforce the remainder of these provisions as so amended.
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SECOND AMENDED AND RESTATED MITEK SYSTEMS, INC.

2012 INCENTIVE PLAN

STOCK OPTION AGREEMENT
Pursuant to the Second Amended and Restated Mitek Systems, Inc. 2012 Incentive Plan (the “Plan”), Mitek Systems, Inc. (the “Company”) hereby grants to you, «Name» (the “Participant”) an option to purchase that number of shares of Common Stock set forth below (the “Option”), subject to the terms and conditions below. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Plan, a copy of which is attached hereto as Attachment 1.
1.    GOVERNING PLAN DOCUMENT. Your Option is subject to all of the provisions of the Plan, which provisions are hereby made a part of this Stock Option Agreement. In the event of any conflict between the provisions of this Stock Option Agreement and the provisions of the Plan, the provisions of the Plan shall control in all respects, provided that to the extent a term is separately defined in this Stock Option Agreement, such definition will supersede the definition contained in Section 2 of the Plan.
2.    DETAILS OF OPTION. The details of your Option are as follows:

Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:
The 10th anniversary of the Date of Grant indicated above or as otherwise set forth in the Plan.
Type of Grant:	☐ Incentive Stock Option[1] ☐ Non-Qualified Stock Option
Exercise Schedule:	☐ Same as Vesting Schedule ☐ Early Exercise Permitted
Vesting Schedule:

3.    EXERCISE. You may exercise your Option only for whole shares of Common Stock and only as set forth in the Plan. In order to exercise your Option, you must submit to the Company payment via any means permitted by the Plan for that number of shares of Common Stock you are electing to purchase pursuant to your Option. In the event that your Option is an Incentive Stock Option, by exercising your Option you expressly agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of your Option that occurs within two (2) years after the date of your Option grant or within one (1) year after such shares of Common Stock are issued upon exercise of your Option. Notwithstanding the foregoing, you expressly acknowledge and agree that no Shares will be delivered to you or any other person on your behalf until you or such other person has made arrangements acceptable to the Committee for the satisfaction of any non-U.S., federal, state or local income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Shares upon exercise of this Option. Accordingly, but without limiting the generality of the foregoing, you and the Company expressly acknowledge and agree that, as a condition to the exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company or any of its Subsidiaries or Affiliates arising by reason of the exercise of your Option, the lapse of any substantial risk of forfeiture to which the Shares underlying your Option are subject at the time of exercise or the disposition of Shares acquired upon the exercise of your Option.

1
If this is an Incentive Stock Option, it (plus any other outstanding Incentive Stock Options held by the Participant) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 shall be deemed a Non-Qualified Stock Option

4.    “EARLY EXERCISE.” If it is indicated in Section 2 that “early exercise” of your Option is permitted, then you may elect, at any time that is both during the period of your full- or part-time employment or service with the Company or any of its Related Entities that employ you, as the case may be, and during the term of your Option, to exercise all or part of your Option, including the unvested portion of your Option; provided, however, that (i) a partial exercise of your Option shall be deemed to first cover vested Shares and then cover the earliest vesting installment of unvested Shares, (ii) any Shares so purchased from installments that have not vested as of the date of exercise shall be subject to the repurchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement, a copy of which will be provided to you at the time you elect to “early exercise” your Option, and (iii) you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.
5.    TERM. You may not exercise your Option before the commencement of its term or after its term expires. The term of your Option commences on the Date of Grant indicated in Section 2 and expires upon the Expiration Date set forth in Section 2.
6.    NOT A CONTRACT OF EMPLOYMENT. By executing this Award, you acknowledge and agree that (i) nothing in this Award or the Plan confers on you any right to be employed by, or continue any employment, service or consulting relationship with, the Company or any of its Subsidiaries or Affiliates, and (ii) the Company would not have granted this Award to you but for this acknowledgement and agreement. Under no circumstances will the Plan or this Stock Option Agreement be considered to be part of the terms and conditions of your employment with the Company or any of its Related Entities that employ you.
7.    NOTICES. Any notices to be delivered pursuant to this Stock Option Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
8.    SEVERABILITY. If one or more provisions of this Stock Option Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Stock Option Agreement and the balance of the Stock Option Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.
9.    BINDING AND ENTIRE AGREEMENT. The terms and conditions of this Stock Option Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Stock Option Agreement, together with the Plan and any attachments hereto or thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.
10.    COUNTERPARTS. This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

COMPANY:	PARTICIPANT:
MITEK SYSTEMS, INC.
By: Name: Title:	By: Name:

GRANT SUMMARY:
On «Grant_Date» , «Name» hereby receives [ ] a Non-Qualified Stock Option / [ ] an Incentive Stock Option to purchase up to «Shares_Granted» shares of Common Stock of the Company at an exercise price of $ «Grant_Price» per share.

SECOND AMENDED AND RESTATED MITEK SYSTEMS, INC.

2012 INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT
Pursuant to the Second Amended and Restated Mitek Systems, Inc. 2012 Incentive Plan (the “Plan”), Mitek Systems, Inc. (the “Company”) hereby grants to you, «Name» (the “Participant”) that number of restricted units of the Company’s Common Stock set forth below (the “Restricted Stock Unit Award”), subject to the terms and conditions below. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Plan, a copy of which is attached hereto as Attachment 1.
1.    GOVERNING PLAN DOCUMENT. Your Restricted Stock Unit Award is subject to all of the provisions of the Plan, which provisions are hereby made a part of this Restricted Stock Unit Award Agreement. In the event of any conflict between the provisions of this Restricted Stock Unit Award Agreement and the provisions of the Plan, the provisions of the Plan shall control in all respects, provided that to the extent a term is separately defined in this Restricted Stock Unit Award Agreement, such definition will supersede the definition contained in Section 2 of the Plan.
2.    DETAILS OF RESTRICTED STOCK UNIT AWARD. The details of your Restricted Stock Unit Award are as follows:

Number of Shares of Common Stock Subject to Award:
Award Date:
Vesting Schedule:

3.    SATISFACTION OF VESTING RESTRICTIONS; ACCOUNT. No Shares will be issued to you pursuant to your Restricted Stock Unit Award until such Shares vest in accordance with the Vesting Schedule indicated in Section 2. As soon as practicable after the date on which any Shares subject to your Restricted Stock Unit Award vest, the Company will issue to you, free from further vesting restrictions, uncertificated shares in book entry form or share certificates representing such vested whole Shares. Prior to the time any Shares subject to your Restricted Stock Unit Award vest, whenever dividends, whether payable in cash, stock or other property, are declared on such Shares, on the date any such dividend is paid, the Company will credit to a bookkeeping account (the “Account”) maintained by the Company for your benefit appropriate Dividend Equivalents in respect of the number of unvested Shares subject to your Restricted Stock Unit Award on the record date for such dividend. Any such Dividend Equivalent will be released from the Account and paid or issued to you as your Restricted Stock Unit Award vests. In the event that any such Dividend Equivalent consists of Shares, the Company shall issue such Shares to you free from any vesting restrictions, in uncertificated book entry form or in share certificates representing whole Shares.
4.    TERMINATION OF EMPLOYMENT OR SERVICE WITH THE COMPANY OR ANY OF ITS RELATED ENTITIES. If, at any time prior to the vesting in full of the Shares subject to your Restricted Stock Unit Award, your full- or part-time employment or service with the Company or any of its Related Entities terminates for any reason, the unvested portion of your Restricted Stock Unit Award shall be canceled and become automatically null and void.
5.    REPRESENTATIONS. In connection with the acquisition of Shares pursuant to this Restricted Stock Unit Award Agreement, you represent and warrant to the Company that you have no present intention of distributing or selling the Shares, except as permitted under applicable securities laws. You further acknowledge and agree that your ability to sell the Shares may be limited by the Securities Act of 1933, as amended (including without limitation, Rule 144 promulgated thereunder), and by the terms and conditions of this Restricted Stock Unit Award Agreement and the Plan.
6.    NOT A CONTRACT OF EMPLOYMENT. By executing this Award, you acknowledge and agree that (i) nothing in this Award or the Plan confers on you any right to be employed by, or continue any employment, service or consulting relationship with, the Company or any of its Related Entities, and (ii) the Company would not have granted this Award to you but for this acknowledgement and agreement. Under no circumstances will the Plan or this Restricted Stock Unit Award Agreement be considered to be part of the terms and conditions of your employment with the Company or any of its Related Entities that employ you.
7.    NOTICES. Any notices to be delivered pursuant to this Restricted Stock Unit Award Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
8.    SEVERABILITY. If one or more provisions of this Restricted Stock Unit Award Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Restricted Stock Unit Award Agreement and the balance of the Restricted Stock Unit Award Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.
9.    BINDING AND ENTIRE AGREEMENT. The terms and conditions of this Restricted Stock Unit Award Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Restricted Stock Unit Award Agreement, together with the Plan and any attachments hereto or thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.
10.    COUNTERPARTS. This Restricted Stock Unit Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

COMPANY:	PARTICIPANT:
MITEK SYSTEMS, INC.
By: Name: Title:	By: Name:

GRANT SUMMARY:
On «Award Date, Name» hereby receives a Restricted Stock Unit Award for «# Shares» shares of Common Stock of the Company.

SECOND AMENDED AND RESTATED MITEK SYSTEMS, INC.
2012 INCENTIVE PLAN
SENIOR EXECUTIVE LONG TERM INCENTIVE
RESTRICTED STOCK UNIT AWARD AGREEMENT
Pursuant to the Second Amended and Restated Mitek Systems, Inc. 2012 Incentive Plan (the “Plan”), Mitek Systems, Inc. (the “Company”) hereby grants to you, «name» (the “Grantee”) «number» of Senior Executive Long Term Incentive Restricted Stock Units, subject to the terms and conditions below and the terms and conditions of the Plan (the “Grant”). Your target and maximum number of Senior Executive Long Term Incentive Restricted Stock Units is «number». The target and maximum value of your Grant is $«number».
1.    Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Plan, a copy of which is attached hereto as Attachment 1.
2.    Senior Executive Long Term Incentive Restricted Stock Units. The Senior Executive Long Term Incentive Restricted Stock Units have been credited to a bookkeeping account on behalf of Grantee. The Senior Executive Long Term Incentive Restricted Stock Units will be calculated and vest as provided in the Plan. Any Senior Executive Long Term Incentive Restricted Stock Units that fail to vest in accordance with the terms of the Plan will be forfeited without consideration or any act or action by Grantee.
3.    Representations. In connection with the acquisition of Shares pursuant to this Award Agreement, if any, Grantee represents and warrants to the Company that Grantee has no present intention of distributing or selling the Shares, except as permitted under applicable securities laws. Grantee further acknowledges and agrees that Grantee’s ability to sell the Shares may be limited by the Securities Act of 1933, as amended (including without limitation, Rule 144 promulgated thereunder), and by the terms and conditions of this Award Agreement and the Plan.
4.    Not a Contract of Employment. By executing this Award Agreement, Grantee acknowledges and agrees that (i) nothing in this Award Agreement or the Plan confers on Grantee any right to be employed by, or continue any employment, service or consulting relationship with, the Company or any of its Related Entities, and (ii) the Company would not have granted the Senior Executive Long Term Incentive Restricted Stock Units to Grantee but for this acknowledgement and agreement. Under no circumstances will the Plan or this Award Agreement be considered to be part of the terms and conditions of Grantee’s employment with the Company or any of its Related Entities that employ Grantee.
5.    Governing Law. This Award Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws. Grantee hereby agrees and submits to jurisdiction in the state and federal courts of the State of Delaware and waives objection to such jurisdiction.
6.    Severability. If one or more provisions of this Award Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Award Agreement and the balance of the Award Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.
7.    Notice. Any notices to be delivered pursuant to this Award Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to Grantee, five (5) days after deposit in the United States mail, postage prepaid, addressed to Grantee at the last address Grantee provided to the Company.
8.    Binding and Entire Agreement. The terms and conditions of this Award Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Award Agreement, together with the Plan and any attachments hereto or thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.
9.    Counterparts. This Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

10.    Waiver. By signing this Award Agreement, Grantee hereby waives the application of any other agreement to which the Grantee is or may become a party that would impact vesting of the Senior Executive Long Term Incentive Restricted Stock Units, including but not limited to any severance agreement, change of control agreement, or employment agreement. Grantee acknowledges and agrees that the Senior Executive Long Term Incentive Restricted Stock Units shall solely vest and be paid in accordance with the terms of the Plan, including with respect to any termination of Grantee’s employment or upon a Change of Control. In addition, Grantee hereby waives the application of any other agreement to which the Grantee is or may become a party that would require the Company to pay, with respect to payments arising under this Agreement or the Plan, (i) any excise tax by reason of the operation of Section 4999 of the Internal Revenue Code (the “Excise Tax”), or any interest, penalties or additional tax incurred by Grantee with respect to such Excise Tax, and (ii) any federal and state income taxes arising from the payments made by the Company to Grantee of the Excise Tax. For the avoidance of doubt, Grantee hereby waives the application of Section [ ] (“Golden Parachute Tax Provisions”) of his Executive Severance and Change of Control Plan dated as of [____] (as amended, modified or supplemented from time to time following the date hereof) with respect to payments made to Grantee under this Award Agreement or the Plan. Grantee’s acknowledgement and agreement of this Section 10: [to be initialed by Grantee].

COMPANY:	GRANTEE:
MITEK SYSTEMS, INC.
By: Name: Title:	By: Name:

Annex B

SECTION 382 RIGHTS AGREEMENT
dated as of
October 23, 2018
between
MITEK SYSTEMS, INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent

Table of Contents
Section 1.Definitions    1
Section 2.Appointment of Rights Agent    7
Section 3.Issue of Right Certificates    7
Section 4.Form of Right Certificates    9
Section 5.Countersignature and Registration    9
Section 6.Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed,
Lost or Stolen Right Certificates    10
Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights    11
Section 8.Cancellation and Destruction of Right Certificates    12
Section 9.Status and Availability of Preferred Shares    12
Section 10.Preferred Shares Record Date    13
Section 11.Adjustment of Purchase Price, Number of Shares or Number of Rights    13
Section 12.Certificate of Adjustment    19
Section 13.Consolidation, Merger, Sale or Transfer of Assets or Earning Power    19
Section 14.Fractional Rights and Fractional Shares    20
Section 15.Rights of Action    21
Section 16.Agreement of Right Holders    22
Section 17.Right Certificate Holder Not Deemed a Stockholder    22
Section 18.Concerning the Rights Agent    23
Section 19.Merger or Consolidation or Change of Name of Rights Agent    23
Section 20.Rights and Duties of Rights Agent    24
Section 21.Change of Rights Agent    26
Section 22.Issuance of New Right Certificates    27
Section 23.Redemption    28
Section 24.Exchange    28
Section 25.Notice of Certain Events    29
Section 26.Notices    30
Section 27.Supplements and Amendments    31
Section 28.Successors    31
Section 29.Benefits of this Agreement    32
Section 30.Severability    32
Section 31.Governing Law    32
Section 32.Counterparts    32
Section 33.Descriptive Headings    32
Section 34.Administration    32
Section 35.Force Majeure    32

SECTION 382 RIGHTS AGREEMENT
This SECTION 382 RIGHTS AGREEMENT (this “Agreement”), dated as of October 23, 2018 is between Mitek Systems, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”, which term shall include any successor Rights Agent hereunder), as Rights Agent.
WITNESSETH:
WHEREAS, (a) the Company and certain of its Subsidiaries have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as hereinafter defined) and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and (c) in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, the Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on the Close of Business on November 2, 2018 (the “Record Date”) and has authorized the issuance of one Right with respect to each additional Common Share issued by the Company between the Record Date and the earliest of (a) the Close of Business on the Distribution Date, (b) the Redemption Date, (c) the Early Expiration Date (if applicable) and (d) the Final Expiration Date (as such terms are hereinafter defined), and additional Common Shares of the Company that shall become outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), subject to adjustment, upon the terms and subject to the conditions hereof.
NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:
Section 1.Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)    “Acquiring Person” means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person and any Person with whom such Person is Acting in Concert, shall be the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding, but shall not include any Person who or which, at the time of the first public announcement of this Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder increases its Beneficial Ownership of the Common Shares of the Company as of any date on or after the date of the public announcement of this Agreement, then such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder unless, upon such acquisition of Beneficial Ownership of additional Common Shares of the Company, such Person is not then the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9% of the Common Shares of the Company then outstanding, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder and this proviso shall have no further force or effect with respect to such Person. For the avoidance of doubt, in the event that after the time of the first public announcement of this Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares of the Company expires, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares of the Company that confers Beneficial Ownership of Common Shares of the Company shall be considered the acquisition of Beneficial Ownership of additional Common Shares of the Company by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of this Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares of the Company, such person is not the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding.
Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Shares by the Company (or any other action of the Company or to which the Company is a party having the effect of reducing the number of shares outstanding) which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Common Shares of the Company then outstanding; provided, however, that if a Person would, but for the provisions of this paragraph, become an Acquiring Person by reason of such action and following such action, such Person becomes the Beneficial Owner of any additional Common Shares of the Company such that the Person is or thereby becomes the Beneficial Owner of 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Common Shares of the Company then outstanding (other than as a result of any action of the Company or to which the Company is a party described in this paragraph), then such Person shall be deemed to be an Acquiring Person.
Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares of the Company so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to have become an Acquiring Person.
Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person.”
(b)    A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the management, policies or control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where one or more additional factors supports a determination by the Board that such Persons intended to act in concert or in parallel, which such factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third Person who is also Acting in Concert with such other Person.
(c)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.
(d)    A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own,” or have “Beneficial Ownership” of, any securities:
(i)    which such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons Acting in Concert (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

(ii)    which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;
(iii)    which such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (B) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, convertible notes, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;
(iv)    which are Beneficially Owned (within the meaning of the preceding clauses of this paragraph (d)), directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) is Acting in Concert or has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company or cooperating in obtaining, changing or influencing the control of the Company; provided that the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or
(v)    which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position that is specified in (A) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.
Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.
Notwithstanding anything in this Agreement to the contrary, to the extent not within the foregoing provisions of this paragraph (d), a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “beneficial ownership” of, any securities which such Person would be deemed to constructively own or which would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provisions or replacement provision and the Treasury Regulations thereunder.
(e)    “Board” has the meaning set forth in the Recitals.
(f)    “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(g)    “Close of Business” on any given date means 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York time, on the next succeeding Business Day.
(h)    “Code” shall mean the Internal Revenue Code of 1986 (or such similar provisions of the Tax Cuts and Jobs Act of 2017), as amended.
(i)    “Common Shares,” when used with reference to the Company, means the shares of Common Stock, par value $0.001 per share, of the Company. “Common Shares,” when used with reference to any Person other than the Company, means the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(j)    “Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).
(k)    “Company” has the meaning set forth in the Preamble.
(l)    “Current Per Share Market Price” has the meaning set forth in Section 11(d)(i).
(m)    “Current Value” has the meaning set forth in Section 11(a)(iii).
(n)    “Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares, in each case regardless of whether (i) it conveys any voting rights in such Common Shares to any Person, (ii) it is required to be, or capable of being, settled through delivery of Common Shares or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.
(o)    “Distribution Date” has the meaning set forth in Section 3(a).
(p)    “Early Expiration Date” means, if Stockholder Approval has not been obtained by the Close of Business on the date on which the Company’s 2019 annual meeting of stockholders is concluded (or, if later, the date on which the votes of the stockholders of the Company with respect to such meeting are certified), the Close of Business on such date. For the avoidance of doubt, if Stockholder Approval is obtained then there shall be no Early Expiration Date.
(q)    “Equivalent Preferred Shares” has the meaning set forth in Section 11(b).
(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)    “Exchange Ratio” has the meaning set forth in Section 24(a).
(t)    “Exempt Person” means any of (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, and (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan.
(u)    “Final Expiration Date” means the Close of Business on October 22, 2021.
(v)    “Grandfathered Stockholder” has the meaning set forth in Section 1(a).
(w)    “NASDAQ” means The NASDAQ Capital Market.
(x)    “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity and shall include any successor (by merger or otherwise) of such entity.
(y)    “Preferred Shares” means shares of Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company having such rights and preferences as are set forth in the form of Certificate of Designation set forth as EXHIBIT A hereto, as the same may be amended from time to time.
(z)    “Purchase Price” has the meaning set forth in Section 7(b).
(aa)    “Record Date” has the meaning set forth in the Recitals.
(bb)    “Redemption Date” has the meaning set forth in Section 23(b).
(cc)    “Redemption Price” has the meaning set forth in Section 23(a).
(dd)    “Right” has the meaning set forth in the Recitals.
(ee)    “Right Certificate” means a certificate evidencing a Right substantially in the form of EXHIBIT B hereto.
(ff)    “Rights Agent” has the meaning set forth in the Preamble.
(gg)    “Spread” has the meaning set forth in Section 11(a)(iii).
(hh)    “Stock Acquisition Date” means the date of the first public announcement or public disclosure of facts, in either case, by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include a statement on Schedule 13D filed pursuant to the Exchange Act).
(ii)    “Stockholder Approval” means the approval of this Agreement (or such Agreement as then in effect or as contemplated to be in effect following such Stockholder Approval) by the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote thereon at a meeting of stockholders of the Company (including any adjournment or postponement thereof), duly held in accordance with the Company’s certificate of incorporation and bylaws (as each may hereafter be amended from time to time) and applicable law, at which a quorum is present.
(jj)    “Subsidiary” of any Person means any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
(kk)    “Summary of Rights” means the Summary of Rights to Purchase Preferred Shares substantially in the form of EXHIBIT C hereto.

(ll)    “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(mm)    “Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, a Business Day.
(nn)    “Treasury Regulations” shall mean final, temporary and proposed regulations of the Department of Treasury under the Code and any successor regulations, including any amendments thereto.
Section 2.    Appointment of Rights Agent    . The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.
Section 3.    Issue of Right Certificates.
(a)    Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, in the event the Board determines on or before such tenth day to effect an exchange in accordance with Section 24 and determines in accordance with Section 24(a) that a later date is advisable, such later date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than any Exempt Person) of a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date described in clause (i) or (ii) of this sentence being herein referred to as the “Distribution Date”) (provided, however, that if such tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer), (A) the Rights will be evidenced by the certificates (or other evidence of book-entry or other uncertificated ownership) for Common Shares registered in the names of the holders thereof (which shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (B) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company and upon receipt of all relevant information, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Right Certificates, evidencing one Right for each Common Share so held, subject to adjustment as provided herein; provided, however, that the Rights may instead be recorded in book-entry or other uncertificated form, in which case such book-entries or other evidence of ownership shall be deemed to be Right Certificates for all purposes of this Agreement; provided, further, that all procedures relating to actions to be taken or information to be provided with respect to such Rights recorded in book-entry or other uncertificated forms, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect book-entry or other uncertificated ownership. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)    As soon as practicable after the Record Date, the Company will make available a copy of the Summary of Rights to any holder of Rights who may request it prior to the Final Expiration Date. The Company shall provide the Rights Agent with written notice of the occurrence of the Final Expiration Date and the Rights Agent shall not be deemed to have knowledge of the occurrence of the Final Expiration Date, unless and until it shall have received such written notice.
(c)    Certificates for Common Shares which become outstanding after the Record Date but prior to the earliest of (i) the Close of Business on the Distribution Date, (ii) the Redemption Date, (iii) the Early Expiration Date (if applicable), and (iv) the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SECTION 382 RIGHTS AGREEMENT BETWEEN MITEK SYSTEMS, INC. AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT (OR ANY SUCCESSOR RIGHTS AGENT), DATED AS OF OCTOBER 23, 2018, AS IT MAY FROM TIME TO TIME BE AMENDED OR SUPPLEMENTED PURSUANT TO ITS TERMS (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF MITEK SYSTEMS, INC. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED SEPARATELY AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. MITEK SYSTEMS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.
With respect to such certificates containing the foregoing legend, until the Close of Business on the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. If the Company purchases or acquires any Common Shares after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.    Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon exercise and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.    Countersignature and Registration. Right Certificates shall be duly executed on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer or any of its Vice Presidents, either manually or by facsimile signature, and shall be attested by the Secretary or General Counsel of the Company or such other executive officer of the Company designated by the Secretary or General Counsel of the Company, either manually or by facsimile signature. Upon written request by the Company, the Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned, either manually or by facsimile. If any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, even if at the date of the execution of this Agreement such Person was not such an officer.
Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

Section 6.	Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
(a)    Subject to the provisions of Section 14, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date, the Early Expiration Date (if applicable) and Final Expiration Date, any Right Certificate (other than a Right Certificate representing Rights that have become void pursuant to Section 11(a)(ii) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender (together with any required form of assignment and certificate duly executed and properly completed) the Right Certificate to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof, as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of the Right Certificates of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
(b)    Subject to the provisions of Section 14, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to each of them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and, in the case of mutilation, upon surrender to the Rights Agent and cancellation of the Right Certificate, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)    The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11(a)(ii) or have been exchanged pursuant to Section 24) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the appropriate form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share represented by a Right that is exercised and an amount equal to any applicable transfer tax or charges required to be paid pursuant to Section 9, at or prior to the earliest of (i) the Early Expiration Date (if applicable), (ii) the Final Expiration Date, (iii) the Redemption Date, and (iv) the time at which the Rights are exchanged as provided in Section 24 hereof.
(b)    The purchase price to be paid upon the exercise of each Right to purchase one one-thousandth of a Preferred Share represented by a Right shall initially be $35.00 (the “Purchase Price”) and shall be payable in lawful money of the United States of America in accordance with Section 7(c). Each Right shall initially entitle the holder to acquire one one-thousandth of a Preferred Share upon exercise of the Right. The Purchase Price and the number of Preferred Shares or other securities for which a Right is exercisable shall be subject to adjustment from time to time as provided in Sections 11 and 13.
(c)    Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the number of Rights exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly: (i) (A) requisition from any transfer agent of the Preferred Shares (or from the Company if there shall be no such transfer agent, or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of Preferred Shares as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request; (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated in writing by such holder; and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.
(d)    If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

(e)    Notwithstanding anything in this Agreement or the Right Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities of the Company upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in a manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company and the Rights Agent shall reasonably request.
Section 8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Right Certificates which have been canceled by the Rights Agent to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.    Status and Availability of Preferred Shares.
(a)    The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.
(b)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.
(c)    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, and the Company and the Rights Agent shall not be required to issue or deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.
Section 10.    Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred

Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.    Adjustment of Purchase Price, Number of Shares or Number of Rights.
(a)    General.
(i)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.
(ii)    Subject to the second paragraph of this Section 11(a)(ii) and to Section 24, from and after the Stock Acquisition Date, each holder of a Right shall have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then Current Per Share Market Price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the Stock Acquisition Date.
From and after the Stock Acquisition Date, any Rights that are or were acquired or Beneficially Owned by (1) an Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert), (2) a transferee of any Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) who becomes such a transferee after the Acquiring Person becomes an Acquiring Person or (3) a transferee of an Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and who receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) to holders of equity interests in such Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) or to any Person with whom the Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) has any continuing agreement, arrangement, understanding or relationship (whether or not in writing) regarding the transferred Rights or (y) a transfer which the Board has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of this Section 11(a)(ii), (each such Person described in (1)-(3) above, an “Excluded Person”) shall, in each such case, be null and void, and any holder of such Rights (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring

Person or a Person with whom such Person is Acting in Concert) shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificates shall be issued pursuant to Sections 3, 6, 7(d) or 11 or otherwise hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall, upon receipt of written notice directing it to do so, be canceled by the Rights Agent.
(iii)    If there are not sufficient authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) or the exchange of the Rights in accordance with Section 24, or should the Board so elect, the Company may with respect to such deficiency, (A) determine the excess (the “Spread”) of (1) the value of the Common Shares issuable upon the exercise of a Right as provided in Section 11(a)(ii) (the “Current Value”) over (2) the Purchase Price and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board to be equal to the Current Value: (1) cash; (2) a reduction in the Purchase Price; (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board has determined to have the same value as Common Shares (“Common Stock Equivalents”)); (4) debt securities of the Company; or (5) other assets, property or instruments. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any final determination under the previous sentence.
If the Board shall determine in good faith that additional Common Shares should be authorized for issuance upon exercise in full of the Rights, the Company may suspend the exercisability of the Rights in order to seek any authorization of additional shares, decide the appropriate form of distribution to be made and determine the value thereof. If the exercisability of the Rights is suspended pursuant to this Section 11(a)(iii), the Company shall make a public announcement, and shall promptly deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. When the suspension is no longer in effect, the Company shall make another public announcement, and promptly deliver to the Rights Agent a statement, so stating. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the Current Per Share Market Price (as determined pursuant to Section 11(d)(i)) of the Common Shares as of the Stock Acquisition Date, and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.
(b)    If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within forty-five calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then Current Per Share Market Price of the Preferred Shares (as defined in Section 11(d)(ii)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares to be offered (or the aggregate initial conversion price of the convertible securities to be offered) would purchase at such Current Per Share Market Price and (ii) the denominator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(c)    If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one Preferred Share and (ii) the denominator of which shall be the then Current Per Share Market Price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(d)    Current Per Share Market Price.
(i)    For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security on any date shall be deemed to be the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that if the Current Per Share Market Price of the security is determined during a period (A) following the announcement by the issuer of such security of (1) a dividend or distribution on such security payable in shares of such security or other securities convertible into such shares, or (2) any subdivision, combination or reclassification of such security, and (B) prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price or, if no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported by NASDAQ, or, if on any such date the security is not listed on NASDAQ, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board. If on any such date no such market maker is making a market in the security, the fair value of the security on such date as determined in good faith by the Board shall be used.
(ii)    For the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “Current Per Share Market Price” of the Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one thousand (1,000). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “Current Per Share Market Price” means the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.
(e)    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment.
(f)    If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a) through 11(c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)    Unless the Company exercises its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Preferred Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter but, if the Right Certificates have been distributed, shall be at least ten (10) days after the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)    Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Preferred Shares which were expressed in the initial Right Certificates issued hereunder.

(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.
(l)    If this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the holder of any Right exercised after such record date Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring adjustment.
(m)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of any rights, options or warrants referred to in Section 11(b) made by the Company after the date of this Agreement to holders of its Preferred Shares shall not be taxable to such stockholders.
(n)    If, at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Shares payable in Common Shares or (ii) effects a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.
Section 12.    Certificate of Adjustment. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a reasonably detailed statement of the facts, computation, methodology and accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate, and (c) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall the Rights Agent be deemed to have knowledge of such an adjustment or any such event, unless and until it shall have received such certificate.
Section 13.    Consolidation, Merger, Sale or Transfer of Assets or Earning Power.
(a)    If, at any time after a Stock Acquisition Date: (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or earning power aggregating fifty percent (50%) or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (2) fifty percent (50%) of the then Current Per Share Market Price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer, (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement, (C) the term “Company” shall thereafter be deemed to refer to such issuer, and (D) such issuer shall take steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.
(b)    The Company shall not enter into any transaction of the kind referred to in this Section 13 if, at the time of such transaction, there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall apply to successive mergers or consolidations or sales or other transfers.
Section 14.    Fractional Rights and Fractional Shares.
(a)    The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)    The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an agreement between the Company and a depositary selected by the Company; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.
(c)    The closing price for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported by NASDAQ, or if on any such date the Rights or Preferred Shares, as applicable, are not listed on NASDAQ, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights or Preferred Shares, as applicable, selected by the Board. If on any such date no such market maker is making a market in the Rights or Preferred Shares, as applicable, the fair value of the Rights or Preferred Shares, as applicable, on such date as determined in good faith by the Board shall be used.
(d)    The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided in this Section 14).
(e)    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate. The Rights Agent shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
Section 15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares). Any registered holder of any Right Certificate (or, prior to the Distribution Date, the registered holders of the Common Shares) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, the registered holders of the Common Shares), on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations hereunder of the Company.
Section 16.    Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b)    after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with the appropriate form of certification, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.
Section 17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends, or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.    Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder accordance with a fee schedule to be mutually agreed upon, and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, administration, execution and amendment, of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance and, administration of, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim or liability arising therefrom or in connection therewith, directly or indirectly. The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The reasonable costs and expenses incurred by the Rights Agent in enforcing this right of indemnification shall be paid by the Company.
The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in each case in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights

Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.
Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
Section 19.    Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned. If, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
If, at any time, the name of the Rights Agent changes and any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned. If, at that time, any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20.    Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of as to any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.
(b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a person reasonably believed by the Rights Agent to be any one of the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President or the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20(b) and will not be liable for any delay related thereto.
(c)    The Rights Agent shall be liable only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder. Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.
(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same. All such statements and recitals are and shall be deemed to have been made by the Company only.
(e)    The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any determination by the Board with respect to the Rights or breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any modification by or order of any court, tribunal or governmental authority in connection with the foregoing, any change in the exercisability of the Rights or any adjustment required under the provisions of Sections 11 or 13 or for the manner, method or amount of any such adjustment or other calculation required hereunder or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid, and non-assessable.
(f)    The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)    The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person reasonably believed by the Rights Agent to be from any one of the Chief Executive Officer, the Chief Financial Officer, the General Counsel any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement.
(h)    The Rights Agent and any affiliate, stockholder, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement, in each case in compliance with applicable laws. Nothing herein shall preclude the Rights Agent and such other Persons from acting in any other capacity for the Company or for any other legal entity.
(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents. The Rights Agent shall not be answerable or accountable for any act, omission, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment of such attorneys or agents thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)    The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a Person with whom such Person is Acting in Concert) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
(l)    The Rights Agent shall have no responsibility to the Company or any holders of the Right Certificates for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and the Preferred Shares pursuant to Section 26. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent or registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person (other than a natural person) organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers, is subject to supervision or examination by federal or state authority, and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing, and shall thereafter be discharged from all duties and obligations hereunder. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, after the Distribution Date, mail a notice in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of (a) the Early Expiration Date (if applicable), (b) the Final Expiration Date, (c) the Redemption Date, and (d) the time at which the Rights are exchanged as provided in Section 24 hereof, the Company (i) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company (except as may otherwise be provided in the instrument(s) governing such securities), and (ii) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (A) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (B) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.    Redemption.
(a)    The Board may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.
(b)    Immediately upon the time of the effectiveness of the redemption of the Rights or such earlier time as may be determined by the Board in the action ordering such redemption (although not earlier than the time of such action) (the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) Business Days after action of the Board ordering the redemption of the Rights, the Company shall mail, or cause the Rights Agent to mail (at the expense of the Company), a notice of redemption to the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, other than in connection with the purchase of Common Shares prior to the Distribution Date.
Section 24.    Exchange.
(a)    The Board may, at its option, at any time after a Stock Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which excludes Rights held by an Excluded Person) for Common Shares at an exchange ratio of one Common Share per one one-thousandths of a Preferred Share represented by a Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Ratio”). From and after the occurrence of an event specified in Section 13(a), any rights that theretofore have not been exchanged pursuant to this Section 24 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.
(b)    Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 24(a), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give reasonably detailed written notice of any such exchange to the Rights Agent, and shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such exchange. Within ten (10) Business Days after action by the Board ordering the exchange of any Rights pursuant to Section 24(a), the Company shall mail, or cause the Rights Agent to mail, a notice of any such exchange to the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights held by an Excluded Person) held by each holder of Rights.
(c)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or Common Stock Equivalents for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of Common Stock Equivalents) for each Common Share, as appropriately adjusted.
(d)    If there shall not be sufficient Common Shares, Preferred Shares or Common Stock Equivalents authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares, Preferred Shares or Common Stock Equivalents for issuance upon exchange of the Rights.
(e)    The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this Section 24(e), the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.    Notice of Certain Events.
(a)    If the Company shall after the Distribution Date propose: (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend); (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of fifty percent (50%) or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person; (v) to effect the liquidation, dissolution or winding-up of the Company; or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares, or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate and the Rights Agent, in accordance with Section 26, a reasonably detailed notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of the Common Shares or Preferred Shares or both, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares or Preferred Shares or both, whichever shall be the earlier.
(b)    The Company shall, as soon as practicable after a Stock Acquisition Date, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice that describes the transaction in which the a Person became an Acquiring Person and the consequences of the transaction to holders of Rights under Section 11(a)(ii).
Section 26.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by overnight delivery service or first-class mail, postage prepaid, properly addressed (until another address is filed in writing with the Rights Agent) as follows:
Mitek Systems, Inc.
600 B Street, Suite 100
San Diego, CA 92101
Attention:     General Counsel
With a copy to (which copy shall not constitute notice):
Paul Hastings, LLP
4747 Executive Drive, Twelfth Floor
San Diego, CA 92121
Attention:     Carl R. Sanchez
Tyler D. Dodge
Facsimile:     (858) 458-3130
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be deemed given upon receipt and shall be sufficiently given or made if in writing when sent by overnight delivery service or registered or certified mail properly addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if in writing, when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.    Supplements and Amendments. The Company may from time to time, and the Rights Agent shall if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates and any other Person with whom such Person is Acting in Concert). For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Excluded Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent, subject to certification by any of the officers of the Company listed in Section 20(b) that any such supplement or amendment complies with this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has reasonably determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.
Section 28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates.
Section 30.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 31.    Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such

State; provided, however, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
Section 32.    Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 33.    Descriptive Headings. Descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 34.    Administration. Other than with respect to rights, duties, obligations and immunities of the Rights Agent, the Board shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, holders of the Rights and all other parties and shall not subject the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 35.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MITEK SYSTEMS, INC. By:	/s/ Jason Gray Name: Jason Gray Title: General Counsel

COMPUTERSHARE TRUST COMPANY, N.A. By:	/s/ Kathleen A Heagerty Name: Kathleen A Heagerty Title: Vice President & Manager

EXHIBIT A
FORM OF
CERTIFICATE OF DESIGNATION
OF
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
OF
MITEK SYSTEMS, INC.
(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)
In accordance with Section 151 of the Delaware General Corporation Law, the undersigned corporation hereby certifies that the following resolution was adopted by the Board of Directors (the “Board”) of Mitek Systems, Inc., a Delaware corporation (the “Corporation”) at a meeting duly called and held on October 22, 2018:
RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Company’s Restated Certificate of Incorporation, as amended and as may be further amended from time to time (the “Certificate of Incorporation”), the Board hereby creates, as of and contingent with the Rights Agreement being signed, a series of junior participating preferred stock of the Company to be designated “Series B Junior Participating Preferred Stock” with a par value of $0.001 per share, and hereby states the designation and number of shares, and fixes the designations and the qualifications, limitations and restrictions thereof (in addition to the provisions set forth in the Certificate of Incorporation, which are applicable to the Preferred Stock of all classes and series):
Section 1.Designation and Amount. The shares of this series shall be designated as Series B Junior Participating Preferred Stock (the “Series B Junior Preferred Stock”), and the number of shares constituting the Series B Junior Preferred Stock shall be 60,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series B Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Junior Preferred Stock.
Section 2.    Dividends and Distributions.
(a)    Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series B Junior Preferred Stock with respect to dividends, the holders of shares of Series B Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Junior Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Junior Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Junior Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    The Corporation shall declare a dividend or distribution on the Series B Junior Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(c)    Dividends due pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative on outstanding shares of Series B Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
Section 3.    Voting Rights. The holders of shares of Series B Junior Preferred Stock shall have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein, by the Certificate of Incorporation, including any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the bylaws of the Corporation or by applicable law, the holders of shares of Series B Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c)    Except as set forth herein, or as otherwise required by law, holders of Series B Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.    Certain Restrictions.
(a)    Whenever quarterly dividends or other dividends or distributions payable on the Series B Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Junior Preferred Stock;
(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Junior Preferred Stock, except dividends paid ratably on the Series B Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series B Junior Preferred Stock.
(b)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.    Reacquired Shares. Any shares of Series B Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.
Section 6.    Liquidation, Dissolution or Winding-Up.
(a)    Upon any liquidation, dissolution or winding-up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Junior Preferred Stock unless, prior thereto, the holders of Series B Junior Preferred Stock shall have received an amount per share (the “Series B Liquidation Preference”), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Junior Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    If there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Junior Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Junior Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(c)    Neither the merger nor consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 6.
Section 7.    Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.    Amendment. While any Series B Junior Preferred Stock is issued and outstanding, the Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change or repeal the powers, preferences or special rights of the Series B Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Junior Preferred Stock, voting together as a single class.
Section 9.    Rank. The Series B Junior Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding-up, junior to all other series of Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this 23rd day of October, 2018.

MITEK SYSTEMS, INC. By: _____________________________ Name: Jason Gray Title: General Counsel

EXHIBIT B
FORM OF RIGHT CERTIFICATE

Certificate No. R-_________	_________ Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS OR AS OTHERWISE SPECIFIED IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF OR ANY OTHER PERSON WITH WHOM SUCH PERSON IS ACTING IN CONCERT (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.
RIGHT CERTIFICATE
MITEK SYSTEMS, INC.
This certifies that ___________________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement (the “Rights Agreement”), dated as of October 23, 2018, between Mitek Systems, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (or any successor rights agent) (the “Rights Agent”), as may be amended from time to time, to purchase from the Company at any time after the Distribution Date and prior to the Final Expiration Date or earlier under certain circumstances set forth in the Rights Agreement, at the offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $35.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed, accompanied by such documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 23, 2018, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
From and after the occurrence of a Stock Acquisition Date, if the Rights evidenced by this Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.
Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Rights Agreement. This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office of the Rights Agent designated for such purpose.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, accompanied by such documentation as the Rights Agent may reasonably request, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, Preferred Shares, cash, debt securities or other assets, property or instruments.
No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, (ii) a transferee of any such Person described in clause (i), or (ii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.
In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date: _______________
ATTEST: ______________________ Name: Title: Countersigned:	MITEK SYSTEMS, INC. By: ________________ Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A., Rights Agent By: __________________ Name: Title:

[Form of Reverse Side of Right Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED, ______________________________________________________ hereby sells, assigns and transfers unto ___________________________________________________________________________________________________________________________________________________________
(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date: __________________	__________________________________________ Signature
Signature Guaranteed:
Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

(To be completed if true)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert and are not issued with respect to the notional or other number of Common Shares related to a Derivative Position described in clause (v) of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

___________________________ Signature

NOTICE
In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Right Certificate to be an Acquiring Person or a transferee of an Acquiring Person and accordingly will deem the Rights evidenced by such Right Certificate to be null and void and not transferable or exercisable.

[To be attached to each Right Certificate]
FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to exercise the Right Certificate.)
TO MITEK SYSTEMS, INC.:
The undersigned hereby irrevocably elects to exercise ____________________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:
Please insert Social Security or other identifying
number: __________________________________________.
Please print name and address: ___________________________________________________________________________________________________________________________________________________________.
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert Social Security or other identifying
number: __________________________________________.
Please print name and address: ___________________________________________________________________________________________________________________________________________________________.

Date: _______________ ____, ______	__________________________________________ Signature
(Signature must conform to the holder specified on the Right Certificate)
Signature Guaranteed:
Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

(To be completed if true)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert and are not issued with respect to the notional or other number of Common Shares related to a Derivative Position described in clause (v) of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

__________________ Signature

NOTICE
In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Right Certificate to be an Acquiring Person or a transferee of an Acquiring Person and accordingly will deem the Rights evidenced by such Right Certificate to be null and void and not transferable or exercisable.

EXHIBIT C
MITEK SYSTEMS, INC.
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON, AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON OR ANY PERSON WITH WHOM SUCH PERSON IS ACTING IN CONCERT (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.
On October 23, 2018, Mitek Systems Inc., a Delaware corporation (the “Company”) entered into a Section 382 Rights Agreement (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent. Pursuant to the Rights Agreement, the Company will issue a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share (the “Common Shares”) payable on November 2, 2018 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a price of $35.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Rights Agreement.
Until the earlier of (i) the close of business on the tenth day following a public announcement that a Person or group of Affiliated or Associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date) or (ii) the close of business on the tenth business day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Shares (the earlier of such dates described in clauses (i) and (ii), the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto (unless such Rights are recorded in book entry).
A Person shall not be deemed to be an Acquiring Person if such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder increases its Beneficial Ownership of the Common Shares of the Company as of any date on or after the date of the public announcement of this Agreement, then such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder unless, upon such acquisition of Beneficial Ownership of additional Common Shares of the Company, such Person is not then the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9% of the Common Shares of the Company then outstanding, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder and this proviso shall have no further force or effect with respect to such Person.
In general, “Beneficial Ownership” shall include any securities such Person, or any of such Person’s Affiliates or Associates (i) would be deemed to actually or constructively own for purposes of Section 382 of the Code and the regulations promulgated thereunder, (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the regulations promulgated thereunder), (ii) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, (iii) has the right to acquire or vote pursuant to any agreement, arrangement or understanding (except under limited circumstances), (iv) which are directly or indirectly beneficially owned by any other Person with whom such Person is Acting in Concert or (v) in respect of which such Person has a Derivative Position.
The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights (unless such Rights are recorded in book entry).
The Rights are not exercisable until the Distribution Date. The Rights will expire on the earlier of (i) the Close of Business October 22, 2021, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, and (iv) if the Rights Agreement has not been approved by the stockholders prior to the conclusion of the Company’s 2019 annual meeting, the Close of Business on such date.
The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on the Preferred Shares payable in Preferred Shares or a subdivision or combination of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.
Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share.
Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person, an Associate or Affiliate of an

Acquiring Person or any Person with whom such Person is Acting in Concert, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.
If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights Beneficially Owned by the Acquiring Person, an Associate or Affiliate of the Acquiring Person or any Person with whom such Person is Acting in Concert (all of which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the Purchase Price of the Right. If the Board so elects, the Company shall deliver upon payment of the Purchase Price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right.
If, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price of the Right.
At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.
At any time prior to the time any Person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
The terms of the Rights may be amended by the Board without the consent of the holders of the Rights. However, from and after such time as any Person becomes an Acquiring Person, the Rights Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert).
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Annex C

Mitek

Intelligent Mobile Imaging

Annual Meeting of Mitek Systems, Inc.
to be held on Wednesday, March 6, 2019
for Holders as of January 18, 2019

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/MITK
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-411-6767
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Scipio "Max" Carnecchia, Jeffrey C. Davison and Jason L. Gray, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Mitek Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before said meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before said meeting or any adjournment or postponement thereof and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, and 5.

All votes must be received by 11:59 P.M. Eastern Time, March 5, 2019.

PROXY TABULATOR FOR

MITEK SYSTEMS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #